UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-10145

Baillie Gifford Funds
(Exact name of registrant as specified in charter)

780 Third Avenue
43rd Floor
New York, NY 10017
(Address of principal executive offices) (Zip code)

Gareth Griffiths
1 Greenside Row
Edinburgh, Scotland, UK, EH1 3AN
(Name and address of agent for service)

Registrant's telephone number, including area code:011-44-131-275-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

TABLE OF CONTENTS

Baillie Gifford China Equities Fund Class K - BGCDX

Baillie Gifford China Equities Fund Institutional Class - BGCBX

Baillie Gifford Developed EAFE All Cap Fund Class 2 - BGPTX

Baillie Gifford Developed EAFE All Cap Fund Class 3 - BGPFX

Baillie Gifford Developed EAFE All Cap Fund Class K - BGPKX

Baillie Gifford Developed EAFE All Cap Fund Institutional Class - BSGPX

Baillie Gifford EAFE Plus All Cap Fund Class 2 - BGCWX

Baillie Gifford EAFE Plus All Cap Fund Class 3 - BGCJX

Baillie Gifford EAFE Plus All Cap Fund Class K - BKGCX

Baillie Gifford EAFE Plus All Cap Fund Institutional Class - BGCSX

Baillie Gifford Emerging Markets Equities Fund Class 2 - BGEHX

Baillie Gifford Emerging Markets Equities Fund Class 3 - BGELX

Baillie Gifford Emerging Markets Equities Fund Class 4 - BGEPX

Baillie Gifford Emerging Markets Equities Fund Class 5 - BGEDX

Baillie Gifford Emerging Markets Equities Fund Class K - BGKEX

Baillie Gifford Emerging Markets Equities Fund Institutional Class - BGEGX

Baillie Gifford Emerging Markets ex China Fund Class K - BGEZX

Baillie Gifford Emerging Markets ex China Fund Institutional Class - BGEWX

Baillie Gifford Global Alpha Equities Fund Class 2 - BGATX

Baillie Gifford Global Alpha Equities Fund Class 4 - BGALX

Baillie Gifford Global Alpha Equities Fund Class K - BGAKX

Baillie Gifford Global Alpha Equities Fund Institutional Class - BGASX

Baillie Gifford Health Innovation Equities Fund Class K - BGHDX

Baillie Gifford Health Innovation Equities Fund Institutional Class - BGHBX

Baillie Gifford International Alpha Fund Class 2 - BGITX

Baillie Gifford International Alpha Fund Class 3 - BGIFX

Baillie Gifford International Alpha Fund Class 4 - BGIUX

Baillie Gifford International Alpha Fund Class 5 - BGIVX

Baillie Gifford International Alpha Fund Class K - BGIKX

Baillie Gifford International Alpha Fund Institutional Class - BINSX

Baillie Gifford International Concentrated Growth Equities Fund Class K - BTLKX

Baillie Gifford International Concentrated Growth Equities Fund Institutional Class - BTLSX

Baillie Gifford International Growth Fund Class 2 - BGETX

Baillie Gifford International Growth Fund Class 3 - BGEUX

Baillie Gifford International Growth Fund Class 4 - BGEFX

Baillie Gifford International Growth Fund Class 5 - BGEVX

Baillie Gifford International Growth Fund Class K - BGEKX

Baillie Gifford International Growth Fund Institutional Class - BGESX

Baillie Gifford International Smaller Companies Fund Class K - BICKX

Baillie Gifford International Smaller Companies Fund Institutional Class - BICIX

Baillie Gifford Long Term Global Growth Fund Class 2 - BGLTX

Baillie Gifford Long Term Global Growth Fund Class K - BGLKX

Baillie Gifford Long Term Global Growth Fund Institutional Class - BSGLX

Baillie Gifford U.S. Equity Growth Fund Class K - BGGKX

Baillie Gifford U.S. Equity Growth Fund Institutional Class - BGGSX

Baillie Gifford International All Cap Fund Class 2 - BGICF2

Baillie Gifford International All Cap Fund Class 3 - BGICF3

Baillie Gifford China Equities Fund

Class K | BGCDX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford China Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/china-equities-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$91	0.87%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed the MSCI China All Shares Index over the period. The first half of the year was marked by weak markets due to concerns about the Chinese economy, regulation, and geopolitics. This challenging environment was difficult for our investment strategy, as utilities and financials, sectors where we have underweight positions, performed best. We believe that a coordinated pro-growth package of monetary, fiscal, and regulatory policies in September marked a turning point in China’s economic outlook, improving the Fund’s performance. Despite better domestic fundamentals and consumer sentiment, the geopolitical environment remained challenging, with uncertainty in U.S. foreign policy under the new administration. We remain committed to our philosophy of focusing on individual companies and long-term trends that drive future growth opportunities. We view Chinese companies as crucial to many global trends we anticipate in the coming years.

TOP PERFORMANCE CONTRIBUTORS

Meituan, a leading food delivery and local online services provider in China, showed what we view as resilient growth despite a weaker consumption environment. It maintained its market position and boosted profits by reducing losses from new initiatives, and improved shareholder returns through increased share buybacks.

Pop Mart, a character-based entertainment company, targets younger generations with increasing consumption power and distinct tastes. In our opinion, this focus has led to strong domestic operational results and a rapidly growing international business opportunity.

TOP PERFORMANCE DETRACTORS

Guangzhou KingMed Diagnostics Group, a leader in China’s independent clinical laboratory industry, faced challenges as covid-related revenues declined. The company was impacted by falling margins and a domestic anti-corruption campaign in healthcare, alongside price cuts in public hospital test items. These policy headwinds have led to downward revisions in the market’s forecast earnings estimates, which we believe is one reason for a weaker share price over the year.

PDD Holdings (“PDD”), a leading e-commerce player, continues to report strong growth, showcasing its robust business model and competitive advantages. However, we believe the market’s perception of the company has been impacted by poor investor communication, while geopolitical challenges have raised questions about the potential growth of its international business, Temu. Despite these issues, we believe PDD is undervalued relative to its growth potential.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000,000

	Class K 5,326,630	MSCI China All Shares Index 6,943,943
7/7/21	10,000,000	10,000,000
12/31/21	8,270,000	8,772,765
12/31/22	5,921,543	6,713,797
12/31/23	4,850,860	5,951,781
12/31/24	5,326,630	6,943,943
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception 7/7/21
Class K	9.81%	-16.53%
MSCI China All Shares Index	16.67%	-9.93%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-china-equities-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,596,506
  Total number of portfolio holdings54
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate25%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	29.3%
Auto Parts & Equipment	8.4%
Home Furnishings	7.3%
Beverages	5.4%
Software	4.5%
Electronics	4.4%
Retail	4.2%
Insurance	3.7%
Semiconductors	3.5%
Banks	3.5%
Auto Manufacturers	2.6%
Metal Fabricate/Hardware	2.2%
Mining	2.1%
Other sectors	17.9%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford China Equities Fund

Institutional Class | BGCBX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford China Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/china-equities-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$101	0.96%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed the MSCI China All Shares Index over the period. The first half of the year was marked by weak markets due to concerns about the Chinese economy, regulation, and geopolitics. This challenging environment was difficult for our investment strategy, as utilities and financials, sectors where we have underweight positions, performed best. We believe that a coordinated pro-growth package of monetary, fiscal, and regulatory policies in September marked a turning point in China’s economic outlook, improving the Fund’s performance. Despite better domestic fundamentals and consumer sentiment, the geopolitical environment remained challenging, with uncertainty in U.S. foreign policy under the new administration. We remain committed to our philosophy of focusing on individual companies and long-term trends that drive future growth opportunities. We view Chinese companies as crucial to many global trends we anticipate in the coming years.

TOP PERFORMANCE CONTRIBUTORS

Meituan, a leading food delivery and local online services provider in China, showed what we view as resilient growth despite a weaker consumption environment. It maintained its market position and boosted profits by reducing losses from new initiatives, and improved shareholder returns through increased share buybacks.

Pop Mart, a character-based entertainment company, targets younger generations with increasing consumption power and distinct tastes. In our opinion, this focus has led to strong domestic operational results and a rapidly growing international business opportunity.

TOP PERFORMANCE DETRACTORS

Guangzhou KingMed Diagnostics Group, a leader in China’s independent clinical laboratory industry, faced challenges as covid-related revenues declined. The company was impacted by falling margins and a domestic anti-corruption campaign in healthcare, alongside price cuts in public hospital test items. These policy headwinds have led to downward revisions in the market’s forecast earnings estimates, which we believe is one reason for a weaker share price over the year.

PDD Holdings (“PDD”), a leading e-commerce player, continues to report strong growth, showcasing its robust business model and competitive advantages. However, we believe the market’s perception of the company has been impacted by poor investor communication, while geopolitical challenges have raised questions about the potential growth of its international business, Temu. Despite these issues, we believe PDD is undervalued relative to its growth potential.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

	Institutional Class 5,317	MSCI China All Shares Index 6,944
7/7/21	10,000	10,000
12/31/21	8,270	8,773
12/31/22	5,909	6,714
12/31/23	4,844	5,952
12/31/24	5,317	6,944
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception 7/7/21
Institutional Class	9.76%	-16.58%
MSCI China All Shares Index	16.67%	-9.93%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-china-equities-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,596,506
  Total number of portfolio holdings54
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate25%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	29.3%
Auto Parts & Equipment	8.4%
Home Furnishings	7.3%
Beverages	5.4%
Software	4.5%
Electronics	4.4%
Retail	4.2%
Insurance	3.7%
Semiconductors	3.5%
Banks	3.5%
Auto Manufacturers	2.6%
Metal Fabricate/Hardware	2.2%
Mining	2.1%
Other sectors	17.9%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Developed EAFE All Cap Fund

Class 2 | BGPTX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Developed EAFE All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/developed-eafe-all-cap-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$65	0.65%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low-single-digit return in 2024, but underperformed the U.S. equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI EAFE Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

Music and audio streaming service Spotify demonstrated robust subscriber growth, improved profitability, and successful price increases across its premium plans, resulting in an incredible year for the company. The streaming giant’s ability to expand its user base while simultaneously enhancing its margins through cost-cutting measures and diversification into podcasts and audiobooks propelled its shares to more than double in value over the year.

Financial services company United Overseas Bank’s share price surged in 2024, driven by strong financial performance and positive investor sentiment. The highest profits in the bank's history, the bank's robust fee income growth, and management’s hints at potential share buybacks and increased dividends pushed the company’s shares to new all-time highs.

TOP PERFORMANCE DETRACTORS

French spirits group Rémy Cointreau’s share price fell in 2024 due to disappointing financial results, with a decline in consolidated sales and a drop in net income. The company’s struggles were exacerbated by persistent challenges in its key markets, particularly the United States and China, where destocking issues and declining demand significantly impacted performance.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$25,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $25,000,000

	Class 2 37,795,283	MSCI EAFE Index 43,559,614
12/31/14	25,000,000	25,000,000
12/31/15	26,153,627	24,902,500
12/31/16	26,101,808	25,278,528
12/31/17	33,563,576	31,754,887
12/31/18	28,177,857	27,512,434
12/31/19	37,286,725	33,746,751
12/31/20	47,709,246	36,540,982
12/31/21	51,257,689	40,845,510
12/31/22	34,693,263	35,123,054
12/31/23	38,228,951	41,744,672
12/31/24	37,795,283	43,559,614
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 2	-1.14%	0.27%	4.22%
MSCI EAFE Index	4.35%	5.23%	5.70%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$289,007,482
  Total number of portfolio holdings60
  Total advisory fees paid$1,544,199
  Portfolio turnover rate17%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Commercial Services	11.3%
Internet	8.8%
Machinery - Diversified	6.0%
Banks	5.8%
Semiconductors	5.8%
Investment Companies	4.4%
Cosmetics/Personal Care	4.4%
Electronics	3.8%
Food	3.2%
Healthcare - Products	3.2%
Retail	3.2%
Distribution/Wholesale	3.1%
Chemicals	2.9%
Other sectors	33.5%
Other assets less liabilities	0.6%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Developed EAFE All Cap Fund

Class 3 | BGPFX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Developed EAFE All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/developed-eafe-all-cap-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 3	$58	0.58%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low-single-digit return in 2024, but underperformed the U.S. equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI EAFE Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

Music and audio streaming service Spotify demonstrated robust subscriber growth, improved profitability, and successful price increases across its premium plans, resulting in an incredible year for the company. The streaming giant’s ability to expand its user base while simultaneously enhancing its margins through cost-cutting measures and diversification into podcasts and audiobooks propelled its shares to more than double in value over the year.

Financial services company United Overseas Bank’s share price surged in 2024, driven by strong financial performance and positive investor sentiment. The highest profits in the bank's history, the bank's robust fee income growth, and management’s hints at potential share buybacks and increased dividends pushed the company’s shares to new all-time highs.

TOP PERFORMANCE DETRACTORS

French spirits group Rémy Cointreau’s share price fell in 2024 due to disappointing financial results, with a decline in consolidated sales and a drop in net income. The company’s struggles were exacerbated by persistent challenges in its key markets, particularly the United States and China, where destocking issues and declining demand significantly impacted performance.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$100,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $100,000,000

	Class 3 151,895,634	MSCI EAFE Index 174,238,456
12/31/14	100,000,000	100,000,000
12/31/15	104,614,507	99,610,000
12/31/16	104,407,231	101,114,111
12/31/17	134,228,838	127,019,546
12/31/18	112,767,997	110,049,735
12/31/19	149,327,227	134,987,005
12/31/20	191,202,689	146,163,929
12/31/21	205,567,537	163,382,040
12/31/22	139,233,287	140,492,216
12/31/23	153,530,471	166,978,689
12/31/24	151,895,634	174,238,456
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 3	-1.07%	0.34%	4.27%
MSCI EAFE Index	4.35%	5.23%	5.70%

Returns for Class 3 shares are based on actual performance from March 24, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$289,007,482
  Total number of portfolio holdings60
  Total advisory fees paid$1,544,199
  Portfolio turnover rate17%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Commercial Services	11.3%
Internet	8.8%
Machinery - Diversified	6.0%
Banks	5.8%
Semiconductors	5.8%
Investment Companies	4.4%
Cosmetics/Personal Care	4.4%
Electronics	3.8%
Food	3.2%
Healthcare - Products	3.2%
Retail	3.2%
Distribution/Wholesale	3.1%
Chemicals	2.9%
Other sectors	33.5%
Other assets less liabilities	0.6%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Developed EAFE All Cap Fund

Class K | BGPKX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Developed EAFE All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/developed-eafe-all-cap-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$65	0.65%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low-single-digit return in 2024, but underperformed the U.S. equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI EAFE Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

Music and audio streaming service Spotify demonstrated robust subscriber growth, improved profitability, and successful price increases across its premium plans, resulting in an incredible year for the company. The streaming giant’s ability to expand its user base while simultaneously enhancing its margins through cost-cutting measures and diversification into podcasts and audiobooks propelled its shares to more than double in value over the year.

Financial services company United Overseas Bank’s share price surged in 2024, driven by strong financial performance and positive investor sentiment. The highest profits in the bank's history, the bank's robust fee income growth, and management’s hints at potential share buybacks and increased dividends pushed the company’s shares to new all-time highs.

TOP PERFORMANCE DETRACTORS

French spirits group Rémy Cointreau’s share price fell in 2024 due to disappointing financial results, with a decline in consolidated sales and a drop in net income. The company’s struggles were exacerbated by persistent challenges in its key markets, particularly the United States and China, where destocking issues and declining demand significantly impacted performance.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000,000

	Class K 15,118,984	MSCI EAFE Index 17,423,846
12/31/14	10,000,000	10,000,000
12/31/15	10,461,451	9,961,000
12/31/16	10,440,723	10,111,411
12/31/17	13,434,455	12,701,955
12/31/18	11,278,737	11,004,973
12/31/19	14,914,638	13,498,700
12/31/20	19,087,609	14,616,393
12/31/21	20,512,306	16,338,204
12/31/22	13,881,444	14,049,222
12/31/23	15,298,211	16,697,869
12/31/24	15,118,984	17,423,846
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class K	-1.17%	0.27%	4.22%
MSCI EAFE Index	4.35%	5.23%	5.70%

Returns for Class K shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-developed-eafe-all-cap-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$289,007,482
  Total number of portfolio holdings60
  Total advisory fees paid$1,544,199
  Portfolio turnover rate17%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Commercial Services	11.3%
Internet	8.8%
Machinery - Diversified	6.0%
Banks	5.8%
Semiconductors	5.8%
Investment Companies	4.4%
Cosmetics/Personal Care	4.4%
Electronics	3.8%
Food	3.2%
Healthcare - Products	3.2%
Retail	3.2%
Distribution/Wholesale	3.1%
Chemicals	2.9%
Other sectors	33.5%
Other assets less liabilities	0.6%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Developed EAFE All Cap Fund

Institutional Class | BSGPX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Developed EAFE All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/developed-eafe-all-cap-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$72	0.72%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low-single-digit return in 2024, but underperformed the U.S. equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI EAFE Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

Music and audio streaming service Spotify demonstrated robust subscriber growth, improved profitability, and successful price increases across its premium plans, resulting in an incredible year for the company. The streaming giant’s ability to expand its user base while simultaneously enhancing its margins through cost-cutting measures and diversification into podcasts and audiobooks propelled its shares to more than double in value over the year.

Financial services company United Overseas Bank’s share price surged in 2024, driven by strong financial performance and positive investor sentiment. The highest profits in the bank's history, the bank's robust fee income growth, and management’s hints at potential share buybacks and increased dividends pushed the company’s shares to new all-time highs.

TOP PERFORMANCE DETRACTORS

French spirits group Rémy Cointreau’s share price fell in 2024 due to disappointing financial results, with a decline in consolidated sales and a drop in net income. The company’s struggles were exacerbated by persistent challenges in its key markets, particularly the United States and China, where destocking issues and declining demand significantly impacted performance.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

	Institutional Class 14,991	MSCI EAFE Index 17,424
12/31/14	10,000	10,000
12/31/15	10,446	9,961
12/31/16	10,410	10,111
12/31/17	13,388	12,702
12/31/18	11,228	11,005
12/31/19	14,853	13,499
12/31/20	18,977	14,616
12/31/21	20,375	16,338
12/31/22	13,785	14,049
12/31/23	15,179	16,698
12/31/24	14,991	17,424
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Institutional Class	-1.24%	0.18%	4.13%
MSCI EAFE Index	4.35%	5.23%	5.70%

Returns for the Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-developed-eafe-all-cap-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$289,007,482
  Total number of portfolio holdings60
  Total advisory fees paid$1,544,199
  Portfolio turnover rate17%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Commercial Services	11.3%
Internet	8.8%
Machinery - Diversified	6.0%
Banks	5.8%
Semiconductors	5.8%
Investment Companies	4.4%
Cosmetics/Personal Care	4.4%
Electronics	3.8%
Food	3.2%
Healthcare - Products	3.2%
Retail	3.2%
Distribution/Wholesale	3.1%
Chemicals	2.9%
Other sectors	33.5%
Other assets less liabilities	0.6%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford EAFE Plus All Cap Fund

Class 2 | BGCWX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford EAFE Plus All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/eafe-plus-all-cap-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$66	0.66%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low-single-digit return in 2024, but underperformed the US equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI EAFE Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

The world’s largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, Taiwan Semiconductor Manufacturing Company, saw its stock surge in 2024, driven by strong demand for its advanced semiconductor technologies, particularly in artificial intelligence (“AI”) applications, which led to impressive revenue growth and profit margins. The company’s dominance in the 3 nanometer and 5 nanometer chip manufacturing processes, coupled with the booming AI market, pushed its share price to new heights.

Music and audio streaming service Spotify demonstrated robust subscriber growth, improved profitability, and successful price increases across its premium plans, resulting in an incredible year for the company. The streaming giant’s ability to expand its user base while simultaneously enhancing its margins through cost-cutting measures and diversification into podcasts and audiobooks propelled its shares to more than double in value over the year.

TOP PERFORMANCE DETRACTORS

International pharmaceutical and laboratory equipment supplier Sartorius experienced a significant share price decline in 2024 due to persistent weak demand and ongoing market challenges, particularly in China. The company lowered annual targets, reflecting continued weak customer demand to invest and incomplete inventory reductions. The combination of these factors led to a disappointing performance for the company over the year.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$25,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $25,000,000

	Class 2 37,735,815	MSCI EAFE Index 43,559,614
12/31/14	25,000,000	25,000,000
12/31/15	25,539,010	24,902,500
12/31/16	25,690,149	25,278,528
12/31/17	33,726,526	31,754,887
12/31/18	28,199,564	27,512,434
12/31/19	37,148,599	33,746,751
12/31/20	47,835,662	36,540,982
12/31/21	49,418,591	40,845,510
12/31/22	34,014,273	35,123,054
12/31/23	37,447,900	41,744,672
12/31/24	37,735,815	43,559,614
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 2	0.77%	0.31%	4.20%
MSCI EAFE Index	4.35%	5.23%	5.70%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$298,999,147
  Total number of portfolio holdings68
  Total advisory fees paid$1,271,541
  Portfolio turnover rate23%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	11.6%
Semiconductors	10.2%
Commercial Services	9.8%
Banks	5.7%
Machinery - Diversified	5.1%
Investment Companies	4.4%
Cosmetics/Personal Care	4.0%
Electronics	3.7%
Retail	3.6%
Food	3.0%
Machinery - Construction & Mining	2.9%
Distribution/Wholesale	2.9%
Healthcare - Products	2.6%
Other sectors	29.1%
Other assets less liabilities	1.4%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford EAFE Plus All Cap Fund

Class 3 | BGCJX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford EAFE Plus All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/eafe-plus-all-cap-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 3	$59	0.59%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low-single-digit return in 2024, but underperformed the US equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI EAFE Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

The world’s largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, Taiwan Semiconductor Manufacturing Company, saw its stock surge in 2024, driven by strong demand for its advanced semiconductor technologies, particularly in artificial intelligence (“AI”) applications, which led to impressive revenue growth and profit margins. The company’s dominance in the 3 nanometer and 5 nanometer chip manufacturing processes, coupled with the booming AI market, pushed its share price to new heights.

Music and audio streaming service Spotify demonstrated robust subscriber growth, improved profitability, and successful price increases across its premium plans, resulting in an incredible year for the company. The streaming giant’s ability to expand its user base while simultaneously enhancing its margins through cost-cutting measures and diversification into podcasts and audiobooks propelled its shares to more than double in value over the year.

TOP PERFORMANCE DETRACTORS

International pharmaceutical and laboratory equipment supplier Sartorius experienced a significant share price decline in 2024 due to persistent weak demand and ongoing market challenges, particularly in China. The company lowered annual targets, reflecting continued weak customer demand to invest and incomplete inventory reductions. The combination of these factors led to a disappointing performance for the company over the year.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$100,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $100,000,000

	Class 3 151,410,376	MSCI EAFE Index 174,238,456
12/31/14	100,000,000	100,000,000
12/31/15	102,156,041	99,610,000
12/31/16	102,760,594	101,114,111
12/31/17	134,906,104	127,019,546
12/31/18	112,798,255	110,049,735
12/31/19	148,594,396	134,987,005
12/31/20	191,396,193	146,163,929
12/31/21	197,870,002	163,382,040
12/31/22	136,286,462	140,492,216
12/31/23	150,148,955	166,978,689
12/31/24	151,410,376	174,238,456
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 3	0.84%	0.38%	4.24%
MSCI EAFE Index	4.35%	5.23%	5.70%

Returns for Class 3 shares are based on actual performance from August 3, 2020. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$298,999,147
  Total number of portfolio holdings68
  Total advisory fees paid$1,271,541
  Portfolio turnover rate23%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	11.6%
Semiconductors	10.2%
Commercial Services	9.8%
Banks	5.7%
Machinery - Diversified	5.1%
Investment Companies	4.4%
Cosmetics/Personal Care	4.0%
Electronics	3.7%
Retail	3.6%
Food	3.0%
Machinery - Construction & Mining	2.9%
Distribution/Wholesale	2.9%
Healthcare - Products	2.6%
Other sectors	29.1%
Other assets less liabilities	1.4%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford EAFE Plus All Cap Fund

Class K | BKGCX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford EAFE Plus All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/eafe-plus-all-cap-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$66	0.66%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low-single-digit return in 2024, but underperformed the US equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI EAFE Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

The world’s largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, Taiwan Semiconductor Manufacturing Company, saw its stock surge in 2024, driven by strong demand for its advanced semiconductor technologies, particularly in artificial intelligence (“AI”) applications, which led to impressive revenue growth and profit margins. The company’s dominance in the 3 nanometer and 5 nanometer chip manufacturing processes, coupled with the booming AI market, pushed its share price to new heights.

Music and audio streaming service Spotify demonstrated robust subscriber growth, improved profitability, and successful price increases across its premium plans, resulting in an incredible year for the company. The streaming giant’s ability to expand its user base while simultaneously enhancing its margins through cost-cutting measures and diversification into podcasts and audiobooks propelled its shares to more than double in value over the year.

TOP PERFORMANCE DETRACTORS

International pharmaceutical and laboratory equipment supplier Sartorius experienced a significant share price decline in 2024 due to persistent weak demand and ongoing market challenges, particularly in China. The company lowered annual targets, reflecting continued weak customer demand to invest and incomplete inventory reductions. The combination of these factors led to a disappointing performance for the company over the year.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000,000

	Class K 15,100,382	MSCI EAFE Index 17,423,846
12/31/14	10,000,000	10,000,000
12/31/15	10,215,604	9,961,000
12/31/16	10,276,059	10,111,411
12/31/17	13,490,708	12,701,955
12/31/18	11,283,612	11,004,973
12/31/19	14,863,066	13,498,700
12/31/20	19,140,254	14,616,393
12/31/21	19,777,060	16,338,204
12/31/22	13,608,413	14,049,222
12/31/23	14,987,644	16,697,869
12/31/24	15,100,382	17,423,846
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class K	0.75%	0.32%	4.21%
MSCI EAFE Index	4.35%	5.23%	5.70%

Returns for Class K shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-eafe-plus-all-cap-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$298,999,147
  Total number of portfolio holdings68
  Total advisory fees paid$1,271,541
  Portfolio turnover rate23%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	11.6%
Semiconductors	10.2%
Commercial Services	9.8%
Banks	5.7%
Machinery - Diversified	5.1%
Investment Companies	4.4%
Cosmetics/Personal Care	4.0%
Electronics	3.7%
Retail	3.6%
Food	3.0%
Machinery - Construction & Mining	2.9%
Distribution/Wholesale	2.9%
Healthcare - Products	2.6%
Other sectors	29.1%
Other assets less liabilities	1.4%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford EAFE Plus All Cap Fund

Institutional Class | BGCSX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford EAFE Plus All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/eafe-plus-all-cap-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$68	0.67%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low-single-digit return in 2024, but underperformed the US equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI EAFE Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

The world’s largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, Taiwan Semiconductor Manufacturing Company, saw its stock surge in 2024, driven by strong demand for its advanced semiconductor technologies, particularly in artificial intelligence (“AI”) applications, which led to impressive revenue growth and profit margins. The company’s dominance in the 3 nanometer and 5 nanometer chip manufacturing processes, coupled with the booming AI market, pushed its share price to new heights.

Music and audio streaming service Spotify demonstrated robust subscriber growth, improved profitability, and successful price increases across its premium plans, resulting in an incredible year for the company. The streaming giant’s ability to expand its user base while simultaneously enhancing its margins through cost-cutting measures and diversification into podcasts and audiobooks propelled its shares to more than double in value over the year.

TOP PERFORMANCE DETRACTORS

International pharmaceutical and laboratory equipment supplier Sartorius experienced a significant share price decline in 2024 due to persistent weak demand and ongoing market challenges, particularly in China. The company lowered annual targets, reflecting continued weak customer demand to invest and incomplete inventory reductions. The combination of these factors led to a disappointing performance for the company over the year.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

	Institutional Class 14,950	MSCI EAFE Index 17,424
12/31/14	10,000	10,000
12/31/15	10,200	9,961
12/31/16	10,245	10,111
12/31/17	13,449	12,702
12/31/18	11,231	11,005
12/31/19	14,780	13,499
12/31/20	19,019	14,616
12/31/21	19,629	16,338
12/31/22	13,501	14,049
12/31/23	14,843	16,698
12/31/24	14,950	17,424
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Institutional Class	0.72%	0.23%	4.10%
MSCI EAFE Index	4.35%	5.23%	5.70%

Returns for the Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-eafe-plus-all-cap-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$298,999,147
  Total number of portfolio holdings68
  Total advisory fees paid$1,271,541
  Portfolio turnover rate23%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	11.6%
Semiconductors	10.2%
Commercial Services	9.8%
Banks	5.7%
Machinery - Diversified	5.1%
Investment Companies	4.4%
Cosmetics/Personal Care	4.0%
Electronics	3.7%
Retail	3.6%
Food	3.0%
Machinery - Construction & Mining	2.9%
Distribution/Wholesale	2.9%
Healthcare - Products	2.6%
Other sectors	29.1%
Other assets less liabilities	1.4%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Emerging Markets Equities Fund

Class 2 | BGEHX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Emerging Markets Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/emerging-markets-equities-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$81	0.79%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed the MSCI Emerging Markets Index over the year. The first half of the year was marked by weak Chinese markets, but the September announcement of a coordinated pro-growth policy signaled an inflection point in China’s economic outlook. While Chinese domestic fundamentals and consumer sentiment improved, the geopolitical environment remained challenging amid uncertainty in U.S. foreign policy under the incoming administration. The Fund’s underweight position in India was a detractor to performance. The excitement over artificial intelligence (“AI”) spread to a number of Asian stocks which make much of the hardware for large language AI models.

TOP PERFORMANCE CONTRIBUTORS

As the dominant manufacturer of AI chips, Taiwan Semiconductor Manufacturing Company (“TSMC”) enjoyed a strong year in share price terms. TSMC is now working with many leading AI innovators, which we believe gives it unparalleled insight into the type and quantum of demand coming down the pipeline.

SEA, Ltd., the gaming and e-commerce company headquartered in southeast Asia, showed impressive momentum across its three businesses. Hit game “FreeFire” has been rejuvenated by becoming more streamlined and focused on localized content; Shopee, its ecommerce business, took steps toward increasing profitability; and SeaMoney now has approximately 12 million people using its financial products.

TOP PERFORMANCE DETRACTORS

South Korean technology conglomerate, Samsung Electronics, struggled to gain acceptance for its leading High Bandwidth Memory chips with graphics chipmaker Nvidia, while the technological gap between its logic chip business and TSMC widened. In addition, its smartphone business saw greater competition from Chinese brands. However, we believe that its share price is now incredibly cheap given its market positions across a number of technologies.

The Brazilian stock market nearly round-tripped this year. The government was reluctant to make the fiscal cuts necessary to reduce the deficit. Consequently, the central bank responded by raising interest rates. This economic backdrop was a significant factor in B3, owner of the Brazilian stock exchange, being a detractor to performance.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$25,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $25,000,000

	Class 2 41,321,344	MSCI Emerging Markets Index 37,131,651
12/31/14	25,000,000	25,000,000
12/31/15	22,920,518	21,350,000
12/31/16	23,630,573	23,826,600
12/31/17	36,159,501	32,821,142
12/31/18	30,763,612	28,144,129
12/31/19	39,378,638	33,457,740
12/31/20	51,015,398	39,710,992
12/31/21	46,374,949	38,829,408
12/31/22	34,111,731	31,164,483
12/31/23	38,995,049	34,365,075
12/31/24	41,321,344	37,131,651
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 2	5.97%	0.97%	5.15%
MSCI Emerging Markets Index	8.05%	2.10%	4.03%

Returns for Class 2 shares are based on actual performance from March 2, 2015. Prior to that date, returns are calculated based on Class 5 shares from January 1, 2015, adjusted to reflect the differences in share class fees. Prior to January 1, 2015, returns are calculated based on the shares previously designated as Class 3 shares, prior to conversion to Class 5 shares.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$5,124,668,033
  Total number of portfolio holdings77
  Total advisory fees paid$26,843,292
  Portfolio turnover rate21%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	22.6%
Semiconductors	22.5%
Banks	10.3%
Oil & Gas	7.9%
Mining	4.2%
Retail	3.8%
Home Furnishings	3.7%
Software	3.0%
Diversified Financial Services	2.8%
Beverages	2.7%
Insurance	2.3%
Computers	2.3%
Auto Manufacturers	2.1%
Other sectors	9.9%
Other assets less liabilities	(0.1%)
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at

www.bailliegifford.com/emerging-markets-equities-fund/TSR-2-5 or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

An additional disclosure of significant exposure to China in recent periods was added to the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to China was 27% of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Emerging Markets Equities Fund

Class 3 | BGELX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Emerging Markets Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/emerging-markets-equities-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 3	$74	0.72%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed the MSCI Emerging Markets Index over the year. The first half of the year was marked by weak Chinese markets, but the September announcement of a coordinated pro-growth policy signaled an inflection point in China’s economic outlook. While Chinese domestic fundamentals and consumer sentiment improved, the geopolitical environment remained challenging amid uncertainty in U.S. foreign policy under the incoming administration. The Fund’s underweight position in India was a detractor to performance. The excitement over artificial intelligence (“AI”) spread to a number of Asian stocks which make much of the hardware for large language AI models.

TOP PERFORMANCE CONTRIBUTORS

As the dominant manufacturer of AI chips, Taiwan Semiconductor Manufacturing Company (“TSMC”) enjoyed a strong year in share price terms. TSMC is now working with many leading AI innovators, which we believe gives it unparalleled insight into the type and quantum of demand coming down the pipeline.

SEA, Ltd., the gaming and e-commerce company headquartered in southeast Asia, showed impressive momentum across its three businesses. Hit game “FreeFire” has been rejuvenated by becoming more streamlined and focused on localized content; Shopee, its ecommerce business, took steps toward increasing profitability; and SeaMoney now has approximately 12 million people using its financial products.

TOP PERFORMANCE DETRACTORS

South Korean technology conglomerate, Samsung Electronics, struggled to gain acceptance for its leading High Bandwidth Memory chips with graphics chipmaker Nvidia, while the technological gap between its logic chip business and TSMC widened. In addition, its smartphone business saw greater competition from Chinese brands. However, we believe that its share price is now incredibly cheap given its market positions across a number of technologies.

The Brazilian stock market nearly round-tripped this year. The government was reluctant to make the fiscal cuts necessary to reduce the deficit. Consequently, the central bank responded by raising interest rates. This economic backdrop was a significant factor in B3, owner of the Brazilian stock exchange, being a detractor to performance.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$100,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $100,000,000

	Class 3 166,262,339	MSCI Emerging Markets Index 148,526,606
12/31/14	100,000,000	100,000,000
12/31/15	91,684,627	85,400,000
12/31/16	94,546,599	95,306,400
12/31/17	144,777,104	131,284,566
12/31/18	123,258,897	112,576,515
12/31/19	157,887,858	133,830,961
12/31/20	204,688,338	158,843,968
12/31/21	186,204,692	155,317,632
12/31/22	137,061,329	124,657,931
12/31/23	156,793,080	137,460,301
12/31/24	166,262,339	148,526,606
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 3	6.04%	1.04%	5.21%
MSCI Emerging Markets Index	8.05%	2.10%	4.03%

Returns for Class 3 shares are based on actual performance from March 31, 2016. Prior to that date, returns are calculated based on Class 5 shares from January 1, 2015, adjusted to reflect the differences in share class fees. Prior to January 1, 2015, returns are calculated based on the shares previously designated as Class 3 shares, prior to conversion to Class 5 shares.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$5,124,668,033
  Total number of portfolio holdings77
  Total advisory fees paid$26,843,292
  Portfolio turnover rate21%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	22.6%
Semiconductors	22.5%
Banks	10.3%
Oil & Gas	7.9%
Mining	4.2%
Retail	3.8%
Home Furnishings	3.7%
Software	3.0%
Diversified Financial Services	2.8%
Beverages	2.7%
Insurance	2.3%
Computers	2.3%
Auto Manufacturers	2.1%
Other sectors	9.9%
Other assets less liabilities	(0.1%)
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at

www.bailliegifford.com/emerging-markets-equities-fund/TSR-2-5 or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

An additional disclosure of significant exposure to China in recent periods was added to the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to China was 27% of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Emerging Markets Equities Fund

Class 4 | BGEPX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Emerging Markets Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/emerging-markets-equities-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 4	$71	0.69%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed the MSCI Emerging Markets Index over the year. The first half of the year was marked by weak Chinese markets, but the September announcement of a coordinated pro-growth policy signaled an inflection point in China’s economic outlook. While Chinese domestic fundamentals and consumer sentiment improved, the geopolitical environment remained challenging amid uncertainty in U.S. foreign policy under the incoming administration. The Fund’s underweight position in India was a detractor to performance. The excitement over artificial intelligence (“AI”) spread to a number of Asian stocks which make much of the hardware for large language AI models.

TOP PERFORMANCE CONTRIBUTORS

As the dominant manufacturer of AI chips, Taiwan Semiconductor Manufacturing Company (“TSMC”) enjoyed a strong year in share price terms. TSMC is now working with many leading AI innovators, which we believe gives it unparalleled insight into the type and quantum of demand coming down the pipeline.

SEA, Ltd., the gaming and e-commerce company headquartered in southeast Asia, showed impressive momentum across its three businesses. Hit game “FreeFire” has been rejuvenated by becoming more streamlined and focused on localized content; Shopee, its ecommerce business, took steps toward increasing profitability; and SeaMoney now has approximately 12 million people using its financial products.

TOP PERFORMANCE DETRACTORS

South Korean technology conglomerate, Samsung Electronics, struggled to gain acceptance for its leading High Bandwidth Memory chips with graphics chipmaker Nvidia, while the technological gap between its logic chip business and TSMC widened. In addition, its smartphone business saw greater competition from Chinese brands. However, we believe that its share price is now incredibly cheap given its market positions across a number of technologies.

The Brazilian stock market nearly round-tripped this year. The government was reluctant to make the fiscal cuts necessary to reduce the deficit. Consequently, the central bank responded by raising interest rates. This economic backdrop was a significant factor in B3, owner of the Brazilian stock exchange, being a detractor to performance.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$200,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $200,000,000

	Class 4 333,639,940	MSCI Emerging Markets Index 297,053,212
12/31/14	200,000,000	200,000,000
12/31/15	183,424,584	170,800,000
12/31/16	189,274,182	190,612,800
12/31/17	289,919,108	262,569,132
12/31/18	246,902,231	225,153,031
12/31/19	316,363,883	267,661,923
12/31/20	410,263,215	317,687,936
12/31/21	373,324,366	310,635,264
12/31/22	274,877,565	249,315,863
12/31/23	314,543,313	274,920,602
12/31/24	333,639,940	297,053,212
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 4	6.07%	1.07%	5.25%
MSCI Emerging Markets Index	8.05%	2.10%	4.03%

Returns for Class 4 shares are based on actual performance from July 14, 2023. Prior to that date, returns are calculated based on Class 5 shares from January 1, 2015, adjusted to reflect the differences in share class fees. Prior to January 1, 2015, returns are calculated based on the shares previously designated as Class 3 shares, prior to conversion to Class 5 shares.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$5,124,668,033
  Total number of portfolio holdings77
  Total advisory fees paid$26,843,292
  Portfolio turnover rate21%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	22.6%
Semiconductors	22.5%
Banks	10.3%
Oil & Gas	7.9%
Mining	4.2%
Retail	3.8%
Home Furnishings	3.7%
Software	3.0%
Diversified Financial Services	2.8%
Beverages	2.7%
Insurance	2.3%
Computers	2.3%
Auto Manufacturers	2.1%
Other sectors	9.9%
Other assets less liabilities	(0.1%)
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at

www.bailliegifford.com/emerging-markets-equities-fund/TSR-2-5 or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

An additional disclosure of significant exposure to China in recent periods was added to the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to China was 27% of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Emerging Markets Equities Fund

Class 5 | BGEDX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Emerging Markets Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/emerging-markets-equities-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 5	$66	0.64%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed the MSCI Emerging Markets Index over the year. The first half of the year was marked by weak Chinese markets, but the September announcement of a coordinated pro-growth policy signaled an inflection point in China’s economic outlook. While Chinese domestic fundamentals and consumer sentiment improved, the geopolitical environment remained challenging amid uncertainty in U.S. foreign policy under the incoming administration. The Fund’s underweight position in India was a detractor to performance. The excitement over artificial intelligence (“AI”) spread to a number of Asian stocks which make much of the hardware for large language AI models.

TOP PERFORMANCE CONTRIBUTORS

As the dominant manufacturer of AI chips, Taiwan Semiconductor Manufacturing Company (“TSMC”) enjoyed a strong year in share price terms. TSMC is now working with many leading AI innovators, which we believe gives it unparalleled insight into the type and quantum of demand coming down the pipeline.

SEA, Ltd., the gaming and e-commerce company headquartered in southeast Asia, showed impressive momentum across its three businesses. Hit game “FreeFire” has been rejuvenated by becoming more streamlined and focused on localized content; Shopee, its ecommerce business, took steps toward increasing profitability; and SeaMoney now has approximately 12 million people using its financial products.

TOP PERFORMANCE DETRACTORS

South Korean technology conglomerate, Samsung Electronics, struggled to gain acceptance for its leading High Bandwidth Memory chips with graphics chipmaker Nvidia, while the technological gap between its logic chip business and TSMC widened. In addition, its smartphone business saw greater competition from Chinese brands. However, we believe that its share price is now incredibly cheap given its market positions across a number of technologies.

The Brazilian stock market nearly round-tripped this year. The government was reluctant to make the fiscal cuts necessary to reduce the deficit. Consequently, the central bank responded by raising interest rates. This economic backdrop was a significant factor in B3, owner of the Brazilian stock exchange, being a detractor to performance.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$500,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $500,000,000

	Class 5 838,276,889	MSCI Emerging Markets Index 742,633,030
12/31/14	500,000,000	500,000,000
12/31/15	458,792,088	427,000,000
12/31/16	473,660,077	476,532,000
12/31/17	725,883,794	656,422,830
12/31/18	618,490,348	562,882,577
12/31/19	792,884,845	669,154,807
12/31/20	1,028,734,702	794,219,841
12/31/21	936,586,417	776,588,160
12/31/22	689,954,449	623,289,657
12/31/23	789,899,103	687,301,505
12/31/24	838,276,889	742,633,030
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 5	6.12%	1.12%	5.30%
MSCI Emerging Markets Index	8.05%	2.10%	4.03%

Effective January 1, 2015, the share class structure of the Fund was changed, and shares previously designated as Class 3 shares were converted to Class 5 shares. The performance information provided for Class 5 reflects the performance for Class 3 for periods prior to January 1, 2015. Class 3 shares were subject to a higher shareholder service fee than Class 5 shares, and no adjustment has been made to the performance information shown for Class 5 to reflect its different expense structure.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$5,124,668,033
  Total number of portfolio holdings77
  Total advisory fees paid$26,843,292
  Portfolio turnover rate21%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	22.6%
Semiconductors	22.5%
Banks	10.3%
Oil & Gas	7.9%
Mining	4.2%
Retail	3.8%
Home Furnishings	3.7%
Software	3.0%
Diversified Financial Services	2.8%
Beverages	2.7%
Insurance	2.3%
Computers	2.3%
Auto Manufacturers	2.1%
Other sectors	9.9%
Other assets less liabilities	(0.1%)
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at

www.bailliegifford.com/emerging-markets-equities-fund/TSR-2-5 or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

An additional disclosure of significant exposure to China in recent periods was added to the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to China was 27% of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Emerging Markets Equities Fund

Class K | BGKEX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Emerging Markets Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/emerging-markets-equities-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$81	0.79%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed the MSCI Emerging Markets Index over the year. The first half of the year was marked by weak Chinese markets, but the September announcement of a coordinated pro-growth policy signaled an inflection point in China’s economic outlook. While Chinese domestic fundamentals and consumer sentiment improved, the geopolitical environment remained challenging amid uncertainty in U.S. foreign policy under the incoming administration. The Fund’s underweight position in India was a detractor to performance. The excitement over artificial intelligence (“AI”) spread to a number of Asian stocks which make much of the hardware for large language AI models.

TOP PERFORMANCE CONTRIBUTORS

As the dominant manufacturer of AI chips, Taiwan Semiconductor Manufacturing Company (“TSMC”) enjoyed a strong year in share price terms. TSMC is now working with many leading AI innovators, which we believe gives it unparalleled insight into the type and quantum of demand coming down the pipeline.

SEA, Ltd., the gaming and e-commerce company headquartered in southeast Asia, showed impressive momentum across its three businesses. Hit game “FreeFire” has been rejuvenated by becoming more streamlined and focused on localized content; Shopee, its ecommerce business, took steps toward increasing profitability; and SeaMoney now has approximately 12 million people using its financial products.

TOP PERFORMANCE DETRACTORS

South Korean technology conglomerate, Samsung Electronics, struggled to gain acceptance for its leading High Bandwidth Memory chips with graphics chipmaker Nvidia, while the technological gap between its logic chip business and TSMC widened. In addition, its smartphone business saw greater competition from Chinese brands. However, we believe that its share price is now incredibly cheap given its market positions across a number of technologies.

The Brazilian stock market nearly round-tripped this year. The government was reluctant to make the fiscal cuts necessary to reduce the deficit. Consequently, the central bank responded by raising interest rates. This economic backdrop was a significant factor in B3, owner of the Brazilian stock exchange, being a detractor to performance.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000,000

	Class K 16,514,124	MSCI Emerging Markets Index 14,852,661
12/31/14	10,000,000	10,000,000
12/31/15	9,161,993	8,540,000
12/31/16	9,444,733	9,530,640
12/31/17	14,448,849	13,128,457
12/31/18	12,294,734	11,257,652
12/31/19	15,737,018	13,383,096
12/31/20	20,388,067	15,884,397
12/31/21	18,536,256	15,531,763
12/31/22	13,629,781	12,465,793
12/31/23	15,579,123	13,746,030
12/31/24	16,514,124	14,852,661
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class K	6.00%	0.97%	5.14%
MSCI Emerging Markets Index	8.05%	2.10%	4.03%

Returns for Class K shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-emerging-markets-equities-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$5,124,668,033
  Total number of portfolio holdings77
  Total advisory fees paid$26,843,292
  Portfolio turnover rate21%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	22.6%
Semiconductors	22.5%
Banks	10.3%
Oil & Gas	7.9%
Mining	4.2%
Retail	3.8%
Home Furnishings	3.7%
Software	3.0%
Diversified Financial Services	2.8%
Beverages	2.7%
Insurance	2.3%
Computers	2.3%
Auto Manufacturers	2.1%
Other sectors	9.9%
Other assets less liabilities	(0.1%)
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at

www.bailliegifford.com/emerging-markets-equities-fund/TSR-I-K or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

An additional disclosure of significant exposure to China in recent periods was added to the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to China was 27% of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Emerging Markets Equities Fund

Institutional Class | BGEGX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Emerging Markets Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/emerging-markets-equities-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$90	0.87%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed the MSCI Emerging Markets Index over the year. The first half of the year was marked by weak Chinese markets, but the September announcement of a coordinated pro-growth policy signaled an inflection point in China’s economic outlook. While Chinese domestic fundamentals and consumer sentiment improved, the geopolitical environment remained challenging amid uncertainty in U.S. foreign policy under the incoming administration. The Fund’s underweight position in India was a detractor to performance. The excitement over artificial intelligence (“AI”) spread to a number of Asian stocks which make much of the hardware for large language AI models.

TOP PERFORMANCE CONTRIBUTORS

As the dominant manufacturer of AI chips, Taiwan Semiconductor Manufacturing Company (“TSMC”) enjoyed a strong year in share price terms. TSMC is now working with many leading AI innovators, which we believe gives it unparalleled insight into the type and quantum of demand coming down the pipeline.

SEA, Ltd., the gaming and e-commerce company headquartered in southeast Asia, showed impressive momentum across its three businesses. Hit game “FreeFire” has been rejuvenated by becoming more streamlined and focused on localized content; Shopee, its ecommerce business, took steps toward increasing profitability; and SeaMoney now has approximately 12 million people using its financial products.

TOP PERFORMANCE DETRACTORS

South Korean technology conglomerate, Samsung Electronics, struggled to gain acceptance for its leading High Bandwidth Memory chips with graphics chipmaker Nvidia, while the technological gap between its logic chip business and TSMC widened. In addition, its smartphone business saw greater competition from Chinese brands. However, we believe that its share price is now incredibly cheap given its market positions across a number of technologies.

The Brazilian stock market nearly round-tripped this year. The government was reluctant to make the fiscal cuts necessary to reduce the deficit. Consequently, the central bank responded by raising interest rates. This economic backdrop was a significant factor in B3, owner of the Brazilian stock exchange, being a detractor to performance.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

	Institutional Class 16,361	MSCI Emerging Markets Index 14,853
12/31/14	10,000	10,000
12/31/15	9,148	8,540
12/31/16	9,416	9,531
12/31/17	14,402	13,128
12/31/18	12,244	11,258
12/31/19	15,665	13,383
12/31/20	20,274	15,884
12/31/21	18,412	15,532
12/31/22	13,529	12,466
12/31/23	15,451	13,746
12/31/24	16,361	14,853
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Institutional Class	5.89%	0.87%	5.05%
MSCI Emerging Markets Index	8.05%	2.10%	4.03%

Returns for the Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-emerging-markets-equities-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$5,124,668,033
  Total number of portfolio holdings77
  Total advisory fees paid$26,843,292
  Portfolio turnover rate21%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	22.6%
Semiconductors	22.5%
Banks	10.3%
Oil & Gas	7.9%
Mining	4.2%
Retail	3.8%
Home Furnishings	3.7%
Software	3.0%
Diversified Financial Services	2.8%
Beverages	2.7%
Insurance	2.3%
Computers	2.3%
Auto Manufacturers	2.1%
Other sectors	9.9%
Other assets less liabilities	(0.1%)
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at

www.bailliegifford.com/emerging-markets-equities-fund/TSR-I-K or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

An additional disclosure of significant exposure to China in recent periods was added to the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to China was 27% of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Emerging Markets ex China Fund

Class K | BGEZX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Emerging Markets ex China Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/emerging-markets-ex-china-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$90	0.87%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund outperformed the MSCI Emerging Markets ex China Index over the period. On a country basis, Taiwan was the biggest contributor and India was the biggest detractor. The excitement over artificial intelligence (“AI”) spread to a number of Asian stocks which make much of the hardware for large language AI models. The Fund’s underweight position in India was a detractor to performance.

TOP PERFORMANCE CONTRIBUTORS

As the dominant manufacturer of AI chips, Taiwan Semiconductor Manufacturing Company (“TSMC”) enjoyed a strong year in share price terms. TSMC is now working with many leading AI innovators which we believe gives it unparalleled insight into the type and quantum of demand coming down the pipeline.

SEA, Ltd., the gaming and e-commerce company headquartered in southeast Asia, showed impressive momentum across its three businesses. Hit game ‘‘FreeFire’’ has been rejuvenated by becoming more streamlined and focused on localized content; Shopee, its ecommerce business, took steps toward increasing profitability; and SeaMoney now has approximately 12 million people using its financial products.

TOP PERFORMANCE DETRACTORS

South Korean technology conglomerate, Samsung Electronics, struggled to gain acceptance for its leading High Bandwidth Memory chips with graphics chipmaker Nvidia while the technological gap between its logic chip business and TSMC widened. In addition, its smartphone business saw greater competition from Chinese brands. However, we believe that its share price is now incredibly cheap given its market positions across a number of technologies.

The Brazilian stock market nearly round-tripped this year. The government was reluctant to make the fiscal cuts necessary to reduce the deficit. Consequently, the central bank responded by raising interest rates. This economic backdrop was a significant factor in B3, owner of the Brazilian stock exchange, being a detractor to performance.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000,000

	Class K 9,864,750	MSCI Emerging Markets ex China Index 10,215,009
12/28/21	10,000,000	10,000,000
12/31/21	10,020,000	10,008,000
12/31/22	7,508,092	8,127,497
12/31/23	9,299,948	9,803,387
12/31/24	9,864,750	10,215,009
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception 12/28/21
Class K	6.07%	-0.45%
MSCI Emerging Markets ex China Index	4.20%	0.71%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-emerging-markets-ex-china-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$986,781
  Total number of portfolio holdings62
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate15%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Semiconductors	31.8%
Internet	14.4%
Banks	11.9%
Oil & Gas	8.6%
Mining	5.7%
Software	3.1%
Diversified Financial Services	2.6%
Telecommunications	2.4%
Computers	2.3%
Retail	2.2%
Miscellaneous Manufacturing	1.8%
Building Materials	1.6%
Auto Manufacturers	1.5%
Other sectors	6.9%
Other assets less liabilities	3.2%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at www.bailliegifford.com/emerging-markets-ex-china-fund/TSR or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

Additional disclosures of significant exposure and special risks relating to India and Taiwan in recent periods was added to the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to India and Taiwan was 18.9% and 26.5%, respectively, of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Emerging Markets ex China Fund

Institutional Class | BGEWX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Emerging Markets ex China Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/emerging-markets-ex-china-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$90	0.87%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund outperformed the MSCI Emerging Markets ex China Index over the period. On a country basis, Taiwan was the biggest contributor and India was the biggest detractor. The excitement over artificial intelligence (“AI”) spread to a number of Asian stocks which make much of the hardware for large language AI models. The Fund’s underweight position in India was a detractor to performance.

TOP PERFORMANCE CONTRIBUTORS

As the dominant manufacturer of AI chips, Taiwan Semiconductor Manufacturing Company (“TSMC”) enjoyed a strong year in share price terms. TSMC is now working with many leading AI innovators which we believe gives it unparalleled insight into the type and quantum of demand coming down the pipeline.

SEA, Ltd., the gaming and e-commerce company headquartered in southeast Asia, showed impressive momentum across its three businesses. Hit game ‘‘FreeFire’’ has been rejuvenated by becoming more streamlined and focused on localized content; Shopee, its ecommerce business, took steps toward increasing profitability; and SeaMoney now has approximately 12 million people using its financial products.

TOP PERFORMANCE DETRACTORS

South Korean technology conglomerate, Samsung Electronics, struggled to gain acceptance for its leading High Bandwidth Memory chips with graphics chipmaker Nvidia while the technological gap between its logic chip business and TSMC widened. In addition, its smartphone business saw greater competition from Chinese brands. However, we believe that its share price is now incredibly cheap given its market positions across a number of technologies.

The Brazilian stock market nearly round-tripped this year. The government was reluctant to make the fiscal cuts necessary to reduce the deficit. Consequently, the central bank responded by raising interest rates. This economic backdrop was a significant factor in B3, owner of the Brazilian stock exchange, being a detractor to performance.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

	Institutional Class 9,865	MSCI Emerging Markets ex China Index 10,215
12/28/21	10,000	10,000
12/31/21	10,020	10,008
12/31/22	7,508	8,128
12/31/23	9,300	9,803
12/31/24	9,865	10,215
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception 12/28/21
Institutional Class	6.07%	-0.45%
MSCI Emerging Markets ex China Index	4.20%	0.71%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-emerging-markets-ex-china-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$986,781
  Total number of portfolio holdings62
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate15%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Semiconductors	31.8%
Internet	14.4%
Banks	11.9%
Oil & Gas	8.6%
Mining	5.7%
Software	3.1%
Diversified Financial Services	2.6%
Telecommunications	2.4%
Computers	2.3%
Retail	2.2%
Miscellaneous Manufacturing	1.8%
Building Materials	1.6%
Auto Manufacturers	1.5%
Other sectors	6.9%
Other assets less liabilities	3.2%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at www.bailliegifford.com/emerging-markets-ex-china-fund/TSR or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

Additional disclosures of significant exposure and special risks relating to India and Taiwan in recent periods was added to the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to India and Taiwan was 18.9% and 26.5%, respectively, of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Global Alpha Equities Fund

Class 2 | BGATX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Global Alpha Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/global-alpha-equities-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$69	0.65%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

Baillie Gifford Global Alpha Equities Fund delivered robust absolute returns in 2024 but underperformed its benchmark, the MSCI ACWI Index.

Enthusiasm for the potential applications of artificial intelligence (“AI”) dominated markets, with a narrow set of U.S. big technology companies leading the way. We believe that growth will broaden beyond big tech over time. In our view, the Fund holds a diverse range of companies with strong operational progress and emerging opportunities for future growth.

TOP PERFORMANCE CONTRIBUTORS

Meta, the social media and advertising platform, continued to excel in execution with a strong profitability pivot. AI investments have boosted advertising quality and targeting, driving increased user engagement and revenues. Strong sales growth and dividend payments further signal market confidence. We continue to believe that Meta may be unique in having the engineering resources needed to take full advantage of the opportunities that AI has to offer.

U.S. food delivery business DoorDash delivered consistent operational progress. Despite intense competition, it continues to be a leading player in the market and is seeking to expand into adjacencies such as grocery, prescription, and convenience delivery. We retain high conviction that DoorDash’s focus on operational excellence underpins its growth prospects.

TOP PERFORMANCE DETRACTORS

Elevance is one of America’s largest health insurance businesses, operating in a range of commercial and state insurance offerings. A combination of negative sentiment towards the health-insurance industry, volatility around U.S. elections, and a drop in Medicaid enrollment have led to share price depreciation. We remain confident that consistent market share gains, strong pricing, and accelerating growth in its managed care offering will continue to deliver earnings growth going forward.

Europe’s leading low-cost airline, Ryanair, has faced headwinds from Boeing delivery delays and summer pricing weakness. Pricing remains a watch-point for us going forward. Ryanair remains highly competitive among the broader airline industry, supported by its more modern and efficient fleet.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$25,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $25,000,000

	Class 2 59,541,934	MSCI ACWI Index 63,593,619
12/31/14	25,000,000	25,000,000
12/31/15	25,436,412	24,540,000
12/31/16	26,696,076	26,620,992
12/31/17	35,922,455	33,175,080
12/31/18	32,533,083	30,212,546
12/31/19	43,125,512	38,460,571
12/31/20	58,799,798	44,929,638
12/31/21	63,279,786	53,484,242
12/31/22	44,880,290	43,878,472
12/31/23	53,679,410	53,885,954
12/31/24	59,541,934	63,593,619
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 2	10.92%	6.66%	9.07%
MSCI ACWI Index	18.02%	10.57%	9.78%

Returns for Class 2 shares are based on actual performance from January 6, 2013. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$739,238,892
  Total number of portfolio holdings87
  Total advisory fees paid$3,572,818
  Portfolio turnover rate28%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	25.8%
Semiconductors	12.1%
Commercial Services	7.6%
Software	6.3%
Building Materials	5.8%
Retail	3.7%
Healthcare - Services	3.3%
Insurance	3.0%
Diversified Financial Services	2.8%
Airlines	2.3%
Healthcare - Products	2.3%
Biotechnology	2.3%
Real Estate	2.0%
Other sectors	20.2%
Other assets less liabilities	0.5%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Global Alpha Equities Fund

Class 4 | BGALX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Global Alpha Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/global-alpha-equities-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 4	$58	0.55%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

Baillie Gifford Global Alpha Equities Fund delivered robust absolute returns in 2024 but underperformed its benchmark, the MSCI ACWI Index.

Enthusiasm for the potential applications of artificial intelligence (“AI”) dominated markets, with a narrow set of U.S. big technology companies leading the way. We believe that growth will broaden beyond big tech over time. In our view, the Fund holds a diverse range of companies with strong operational progress and emerging opportunities for future growth.

TOP PERFORMANCE CONTRIBUTORS

Meta, the social media and advertising platform, continued to excel in execution with a strong profitability pivot. AI investments have boosted advertising quality and targeting, driving increased user engagement and revenues. Strong sales growth and dividend payments further signal market confidence. We continue to believe that Meta may be unique in having the engineering resources needed to take full advantage of the opportunities that AI has to offer.

U.S. food delivery business DoorDash delivered consistent operational progress. Despite intense competition, it continues to be a leading player in the market and is seeking to expand into adjacencies such as grocery, prescription, and convenience delivery. We retain high conviction that DoorDash’s focus on operational excellence underpins its growth prospects.

TOP PERFORMANCE DETRACTORS

Elevance is one of America’s largest health insurance businesses, operating in a range of commercial and state insurance offerings. A combination of negative sentiment towards the health-insurance industry, volatility around U.S. elections, and a drop in Medicaid enrollment have led to share price depreciation. We remain confident that consistent market share gains, strong pricing, and accelerating growth in its managed care offering will continue to deliver earnings growth going forward.

Europe’s leading low-cost airline, Ryanair, has faced headwinds from Boeing delivery delays and summer pricing weakness. Pricing remains a watch-point for us going forward. Ryanair remains highly competitive among the broader airline industry, supported by its more modern and efficient fleet.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$200,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $200,000,000

	Class 4 480,836,365	MSCI ACWI Index 508,748,952
12/31/14	200,000,000	200,000,000
12/31/15	203,674,364	196,320,000
12/31/16	213,903,276	212,967,936
12/31/17	288,069,463	265,400,642
12/31/18	261,151,980	241,700,365
12/31/19	346,526,351	307,684,564
12/31/20	472,947,868	359,437,108
12/31/21	509,491,215	427,873,933
12/31/22	361,712,518	351,027,775
12/31/23	433,060,448	431,087,634
12/31/24	480,836,365	508,748,952
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 4	11.03%	6.77%	9.17%
MSCI ACWI Index	18.02%	10.57%	9.78%

Returns for Class 4 shares are based on actual performance from August 3, 2020. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$739,238,892
  Total number of portfolio holdings87
  Total advisory fees paid$3,572,818
  Portfolio turnover rate28%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	25.8%
Semiconductors	12.1%
Commercial Services	7.6%
Software	6.3%
Building Materials	5.8%
Retail	3.7%
Healthcare - Services	3.3%
Insurance	3.0%
Diversified Financial Services	2.8%
Airlines	2.3%
Healthcare - Products	2.3%
Biotechnology	2.3%
Real Estate	2.0%
Other sectors	20.2%
Other assets less liabilities	0.5%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Global Alpha Equities Fund

Class K | BGAKX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Global Alpha Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/global-alpha-equities-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$69	0.65%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

Baillie Gifford Global Alpha Equities Fund delivered robust absolute returns in 2024 but underperformed its benchmark, the MSCI ACWI Index.

Enthusiasm for the potential applications of artificial intelligence (“AI”) dominated markets, with a narrow set of U.S. big technology companies leading the way. We believe that growth will broaden beyond big tech over time. In our view, the Fund holds a diverse range of companies with strong operational progress and emerging opportunities for future growth.

TOP PERFORMANCE CONTRIBUTORS

Meta, the social media and advertising platform, continued to excel in execution with a strong profitability pivot. AI investments have boosted advertising quality and targeting, driving increased user engagement and revenues. Strong sales growth and dividend payments further signal market confidence. We continue to believe that Meta may be unique in having the engineering resources needed to take full advantage of the opportunities that AI has to offer.

U.S. food delivery business DoorDash delivered consistent operational progress. Despite intense competition, it continues to be a leading player in the market and is seeking to expand into adjacencies such as grocery, prescription, and convenience delivery. We retain high conviction that DoorDash’s focus on operational excellence underpins its growth prospects.

TOP PERFORMANCE DETRACTORS

Elevance is one of America’s largest health insurance businesses, operating in a range of commercial and state insurance offerings. A combination of negative sentiment towards the health-insurance industry, volatility around U.S. elections, and a drop in Medicaid enrollment have led to share price depreciation. We remain confident that consistent market share gains, strong pricing, and accelerating growth in its managed care offering will continue to deliver earnings growth going forward.

Europe’s leading low-cost airline, Ryanair, has faced headwinds from Boeing delivery delays and summer pricing weakness. Pricing remains a watch-point for us going forward. Ryanair remains highly competitive among the broader airline industry, supported by its more modern and efficient fleet.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000,000

	Class K 23,816,229	MSCI ACWI Index 25,437,448
12/31/14	10,000,000	10,000,000
12/31/15	10,176,606	9,816,000
12/31/16	10,680,229	10,648,397
12/31/17	14,367,551	13,270,032
12/31/18	13,020,006	12,085,018
12/31/19	17,249,219	15,384,228
12/31/20	23,530,309	17,971,855
12/31/21	25,315,215	21,393,697
12/31/22	17,953,758	17,551,389
12/31/23	21,481,241	21,554,382
12/31/24	23,816,229	25,437,448
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class K	10.87%	6.66%	9.07%
MSCI ACWI Index	18.02%	10.57%	9.78%

Returns for Class K shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-global-alpha-equities-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$739,238,892
  Total number of portfolio holdings87
  Total advisory fees paid$3,572,818
  Portfolio turnover rate28%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	25.8%
Semiconductors	12.1%
Commercial Services	7.6%
Software	6.3%
Building Materials	5.8%
Retail	3.7%
Healthcare - Services	3.3%
Insurance	3.0%
Diversified Financial Services	2.8%
Airlines	2.3%
Healthcare - Products	2.3%
Biotechnology	2.3%
Real Estate	2.0%
Other sectors	20.2%
Other assets less liabilities	0.5%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Global Alpha Equities Fund

Institutional Class | BGASX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Global Alpha Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/global-alpha-equities-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$79	0.75%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

Baillie Gifford Global Alpha Equities Fund delivered robust absolute returns in 2024 but underperformed its benchmark, the MSCI ACWI Index.

Enthusiasm for the potential applications of artificial intelligence (“AI”) dominated markets, with a narrow set of U.S. big technology companies leading the way. We believe that growth will broaden beyond big tech over time. In our view, the Fund holds a diverse range of companies with strong operational progress and emerging opportunities for future growth.

TOP PERFORMANCE CONTRIBUTORS

Meta, the social media and advertising platform, continued to excel in execution with a strong profitability pivot. AI investments have boosted advertising quality and targeting, driving increased user engagement and revenues. Strong sales growth and dividend payments further signal market confidence. We continue to believe that Meta may be unique in having the engineering resources needed to take full advantage of the opportunities that AI has to offer.

U.S. food delivery business DoorDash delivered consistent operational progress. Despite intense competition, it continues to be a leading player in the market and is seeking to expand into adjacencies such as grocery, prescription, and convenience delivery. We retain high conviction that DoorDash’s focus on operational excellence underpins its growth prospects.

TOP PERFORMANCE DETRACTORS

Elevance is one of America’s largest health insurance businesses, operating in a range of commercial and state insurance offerings. A combination of negative sentiment towards the health-insurance industry, volatility around U.S. elections, and a drop in Medicaid enrollment have led to share price depreciation. We remain confident that consistent market share gains, strong pricing, and accelerating growth in its managed care offering will continue to deliver earnings growth going forward.

Europe’s leading low-cost airline, Ryanair, has faced headwinds from Boeing delivery delays and summer pricing weakness. Pricing remains a watch-point for us going forward. Ryanair remains highly competitive among the broader airline industry, supported by its more modern and efficient fleet.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

	Institutional Class 23,632	MSCI ACWI Index 25,437
12/31/14	10,000	10,000
12/31/15	10,161	9,816
12/31/16	10,648	10,648
12/31/17	14,325	13,270
12/31/18	12,976	12,085
12/31/19	17,201	15,384
12/31/20	23,442	17,972
12/31/21	25,196	21,394
12/31/22	17,855	17,551
12/31/23	21,336	21,554
12/31/24	23,632	25,437
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Institutional Class	10.76%	6.56%	8.98%
MSCI ACWI Index	18.02%	10.57%	9.78%

Returns for the Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-global-alpha-equities-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$739,238,892
  Total number of portfolio holdings87
  Total advisory fees paid$3,572,818
  Portfolio turnover rate28%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	25.8%
Semiconductors	12.1%
Commercial Services	7.6%
Software	6.3%
Building Materials	5.8%
Retail	3.7%
Healthcare - Services	3.3%
Insurance	3.0%
Diversified Financial Services	2.8%
Airlines	2.3%
Healthcare - Products	2.3%
Biotechnology	2.3%
Real Estate	2.0%
Other sectors	20.2%
Other assets less liabilities	0.5%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Health Innovation Equities Fund

Class K | BGHDX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Health Innovation Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. Additional information about the Fund is available upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$60	0.61%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed its primary benchmark, the MSCI ACWI Index, and its secondary benchmark, the MSCI ACWI Health Care Index, over the 12-month period to December 31, 2024. Many of the innovative healthcare companies that we invest in have experienced significant challenges in the current economic environment. Higher interest rates negatively affected the valuations of capital intensive and long-duration growth stocks, research and development budgets have declined, and several companies have continued to experience a painful post-pandemic transition.

TOP PERFORMANCE CONTRIBUTORS

Shockwave Medical, the developer of devices that remove calcified plaques from arteries, was the top contributor to performance over the period. In late March, Johnson & Johnson acquired the company at a 17% premium to the stock’s closing price.

European biotech, argenx SE, also contributed positively to performance, following the impressive performance of its flagship drug VYVGART, which received important approvals for treating different conditions in major markets like the U.S. and China. The company’s sales grew significantly, with revenues nearly doubling compared to the previous year.

TOP PERFORMANCE DETRACTORS

Moderna is a pioneering developer of treatments based on its mRNA platform which it is using to develop treatments for respiratory, oncology and infectious disease franchises. It was the largest detractor to performance following negative news flow from the company, which included downward revisions of revenue expectations following disappointing Respiratory Syncytial Virus (RSV) vaccine sales and an announcement that it is pushing out expected cash break-even from 2026 to 2028.

U.S. biotech 10X Genomics also detracted from performance following disappointing results, which included falling revenue, continued losses, and lower expectations for full-year earnings. The company has faced increased competition and pricing pressure in the single-cell market, where its pricing premium has come under heightened pressure.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $10,000,000

	Class K 5,730,469	MSCI ACWI Index 11,874,967	MSCI ACWI Health Care Index 9,995,737
12/28/21	10,000,000	10,000,000	10,000,000
12/31/21	9,980,000	9,987,000	10,032,000
12/31/22	6,740,552	8,193,335	9,459,173
12/31/23	5,950,487	10,062,234	9,845,107
12/31/24	5,730,469	11,874,967	9,995,737
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception 12/28/21
Class K	-3.70%	-16.90%
MSCI ACWI Index	18.02%	5.87%
MSCI ACWI Health Care Index	1.53%	-0.01%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$6,305,334
  Total number of portfolio holdings0
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate49%

Tabular Representation of Holdings as of December 31, 2024

There were no investment securities held by the Fund as of December 31, 2024.

Material Fund Changes

On September 24, 2024, the Board of Trustees of the Fund approved and adopted a Plan of Liquidation and Termination for the Fund, determining to close the Fund and redeem all outstanding shares on January 6, 2025 (the “Liquidation Date”). Prior to the Liquidation Date, the Fund sold down its portfolio of investments into cash.

On the Liquidation Date, pursuant to the Fund’s Plan of Liquidation, the Fund redeemed all of its outstanding shares by distribution of its assets to shareholders in amounts equal to the value of each shareholder’s Fund investment. The Fund subsequently ceased operations.

Availability of Additional Information

To request additional information about the Fund, including but not limited to the Fund's financial information, holdings, and proxy voting information please refer to the contact information included at the beginning of this shareholder report.

Baillie Gifford Health Innovation Equities Fund

Institutional Class | BGHBX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Health Innovation Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. Additional information about the Fund is available upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$68	0.69%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

The Fund underperformed its primary benchmark, the MSCI ACWI Index, and its secondary benchmark, the MSCI ACWI Health Care Index, over the 12-month period to December 31, 2024. Many of the innovative healthcare companies that we invest in have experienced significant challenges in the current economic environment. Higher interest rates negatively affected the valuations of capital intensive and long-duration growth stocks, research and development budgets have declined, and several companies have continued to experience a painful post-pandemic transition.

TOP PERFORMANCE CONTRIBUTORS

Shockwave Medical, the developer of devices that remove calcified plaques from arteries, was the top contributor to performance over the period. In late March, Johnson & Johnson acquired the company at a 17% premium to the stock’s closing price.

European biotech, argenx SE, also contributed positively to performance, following the impressive performance of its flagship drug VYVGART, which received important approvals for treating different conditions in major markets like the U.S. and China. The company’s sales grew significantly, with revenues nearly doubling compared to the previous year.

TOP PERFORMANCE DETRACTORS

Moderna is a pioneering developer of treatments based on its mRNA platform which it is using to develop treatments for respiratory, oncology and infectious disease franchises. It was the largest detractor to performance following negative news flow from the company, which included downward revisions of revenue expectations following disappointing Respiratory Syncytial Virus (RSV) vaccine sales and an announcement that it is pushing out expected cash break-even from 2026 to 2028.

U.S. biotech 10X Genomics also detracted from performance following disappointing results, which included falling revenue, continued losses, and lower expectations for full-year earnings. The company has faced increased competition and pricing pressure in the single-cell market, where its pricing premium has come under heightened pressure.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $10,000

	Institutional Class 5,731	MSCI ACWI Index 11,875	MSCI ACWI Health Care Index 9,996
12/28/21	10,000	10,000	10,000
12/31/21	9,980	9,987	10,032
12/31/22	6,741	8,193	9,459
12/31/23	5,941	10,062	9,845
12/31/24	5,731	11,875	9,996
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception 12/28/21
Institutional Class	-3.54%	-16.90%
MSCI ACWI Index	18.02%	5.87%
MSCI ACWI Health Care Index	1.53%	-0.01%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$6,305,334
  Total number of portfolio holdings0
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate49%

Tabular Representation of Holdings as of December 31, 2024

There were no investment securities held by the Fund as of December 31, 2024.

Material Fund Changes

On September 24, 2024, the Board of Trustees of the Fund approved and adopted a Plan of Liquidation and Termination for the Fund, determining to close the Fund and redeem all outstanding shares on January 6, 2025 (the “Liquidation Date”). Prior to the Liquidation Date, the Fund sold down its portfolio of investments into cash.

On the Liquidation Date, pursuant to the Fund’s Plan of Liquidation, the Fund redeemed all of its outstanding shares by distribution of its assets to shareholders in amounts equal to the value of each shareholder’s Fund investment. The Fund subsequently ceased operations.

Availability of Additional Information

To request additional information about the Fund, including but not limited to the Fund's financial information, holdings, and proxy voting information please refer to the contact information included at the beginning of this shareholder report.

Baillie Gifford International Alpha Fund

Class 2 | BGITX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Alpha Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-alpha-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$61	0.59%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive return in 2024, but underperformed the U.S. equities market, which continued its strong upward trajectory. This divergence was notable in the final quarter after the Republican victory in the US presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite these challenges, a diverse range of growth companies in Baillie Gifford International Alpha Fund delivered strong operational performance. The Fund delivered a positive return but was marginally behind the MSCI ACWI ex USA Index.

TOP PERFORMANCE CONTRIBUTORS

Taiwan Semiconductor Manufacturing Company, the world's largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, reported quarterly results exceeding expectations with a 39 per cent year-on-year revenue increase. A key driver of this growth is surging artificial intelligence (“AI”) adoption, with AI server revenue more than tripling compared to the previous year and AI-related products expected to contribute 15 per cent of total revenue this upcoming year.

SAP is a German multinational software company that specializes in enterprise software solutions. Having now incurred most of the costs and effort associated with adopting a cloud-based model, SAP is reaping the benefits. In the latest quarter, cloud revenue grew by 25% year-on-year, prompting company management to increase full-year forecasts.

TOP PERFORMANCE DETRACTORS

Samsung Electronics, a Korean conglomerate specializing in semiconductors and consumer electronics, faced significant challenges in 2024. The company struggled with weak demand for consumer electronics and memory chips, leading to inventory issues and compressed margins. Quality control problems with high bandwidth memory chips resulted in market share losses, affecting profits. However, a leadership reorganization indicated a renewed focus on semiconductor operations, with company management expressing confidence in a recovery.

Edenred, a leading provider of employment benefits, operating across 45 countries, faces declining consumer sentiment issues due to investigations into an Italian government tender and concerns over potential changes to tax-free meal vouchers in France. Despite a downward forecast revision, the company’s management has expressed confidence in long-term growth, viewing market reactions as overdone.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$25,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $25,000,000

	Class 2 42,930,038	MSCI ACWI ex USA Index 41,923,319
12/31/14	25,000,000	25,000,000
12/31/15	24,526,344	23,687,500
12/31/16	25,810,906	24,874,244
12/31/17	34,834,203	31,781,821
12/31/18	29,062,741	27,402,286
12/31/19	38,403,645	33,466,412
12/31/20	48,591,562	37,191,224
12/31/21	48,242,468	40,274,376
12/31/22	34,425,433	34,003,656
12/31/23	40,868,029	39,515,649
12/31/24	42,930,038	41,923,319
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 2	5.05%	2.25%	5.56%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,072,993,732
  Total number of portfolio holdings76
  Total advisory fees paid$8,019,281
  Portfolio turnover rate20%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	17.2%
Software	10.4%
Semiconductors	8.8%
Commercial Services	6.6%
Building Materials	5.1%
Machinery - Diversified	4.9%
Insurance	4.4%
Banks	3.6%
Transportation	3.4%
Home Furnishings	3.4%
Food	2.9%
Airlines	2.9%
Leisure Time	2.8%
Other sectors	22.5%
Other assets less liabilities	1.1%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Alpha Fund

Class 3 | BGIFX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Alpha Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-alpha-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 3	$53	0.52%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive return in 2024, but underperformed the U.S. equities market, which continued its strong upward trajectory. This divergence was notable in the final quarter after the Republican victory in the US presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite these challenges, a diverse range of growth companies in Baillie Gifford International Alpha Fund delivered strong operational performance. The Fund delivered a positive return but was marginally behind the MSCI ACWI ex USA Index.

TOP PERFORMANCE CONTRIBUTORS

Taiwan Semiconductor Manufacturing Company, the world's largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, reported quarterly results exceeding expectations with a 39 per cent year-on-year revenue increase. A key driver of this growth is surging artificial intelligence (“AI”) adoption, with AI server revenue more than tripling compared to the previous year and AI-related products expected to contribute 15 per cent of total revenue this upcoming year.

SAP is a German multinational software company that specializes in enterprise software solutions. Having now incurred most of the costs and effort associated with adopting a cloud-based model, SAP is reaping the benefits. In the latest quarter, cloud revenue grew by 25% year-on-year, prompting company management to increase full-year forecasts.

TOP PERFORMANCE DETRACTORS

Samsung Electronics, a Korean conglomerate specializing in semiconductors and consumer electronics, faced significant challenges in 2024. The company struggled with weak demand for consumer electronics and memory chips, leading to inventory issues and compressed margins. Quality control problems with high bandwidth memory chips resulted in market share losses, affecting profits. However, a leadership reorganization indicated a renewed focus on semiconductor operations, with company management expressing confidence in a recovery.

Edenred, a leading provider of employment benefits, operating across 45 countries, faces declining consumer sentiment issues due to investigations into an Italian government tender and concerns over potential changes to tax-free meal vouchers in France. Despite a downward forecast revision, the company’s management has expressed confidence in long-term growth, viewing market reactions as overdone.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$100,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $100,000,000

	Class 3 172,931,938	MSCI ACWI ex USA Index 167,693,277
12/31/14	100,000,000	100,000,000
12/31/15	98,177,906	94,750,000
12/31/16	103,391,855	99,496,975
12/31/17	139,634,987	127,127,285
12/31/18	116,580,609	109,609,145
12/31/19	154,158,036	133,865,649
12/31/20	195,190,919	148,764,896
12/31/21	193,924,954	161,097,505
12/31/22	138,480,534	136,014,624
12/31/23	164,511,323	158,062,594
12/31/24	172,931,938	167,693,277
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 3	5.12%	2.33%	5.63%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class 3 shares are based on actual performance from September 1, 2010. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,072,993,732
  Total number of portfolio holdings76
  Total advisory fees paid$8,019,281
  Portfolio turnover rate20%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	17.2%
Software	10.4%
Semiconductors	8.8%
Commercial Services	6.6%
Building Materials	5.1%
Machinery - Diversified	4.9%
Insurance	4.4%
Banks	3.6%
Transportation	3.4%
Home Furnishings	3.4%
Food	2.9%
Airlines	2.9%
Leisure Time	2.8%
Other sectors	22.5%
Other assets less liabilities	1.1%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Alpha Fund

Class 4 | BGIUX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Alpha Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-alpha-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 4	$50	0.49%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive return in 2024, but underperformed the U.S. equities market, which continued its strong upward trajectory. This divergence was notable in the final quarter after the Republican victory in the US presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite these challenges, a diverse range of growth companies in Baillie Gifford International Alpha Fund delivered strong operational performance. The Fund delivered a positive return but was marginally behind the MSCI ACWI ex USA Index.

TOP PERFORMANCE CONTRIBUTORS

Taiwan Semiconductor Manufacturing Company, the world's largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, reported quarterly results exceeding expectations with a 39 per cent year-on-year revenue increase. A key driver of this growth is surging artificial intelligence (“AI”) adoption, with AI server revenue more than tripling compared to the previous year and AI-related products expected to contribute 15 per cent of total revenue this upcoming year.

SAP is a German multinational software company that specializes in enterprise software solutions. Having now incurred most of the costs and effort associated with adopting a cloud-based model, SAP is reaping the benefits. In the latest quarter, cloud revenue grew by 25% year-on-year, prompting company management to increase full-year forecasts.

TOP PERFORMANCE DETRACTORS

Samsung Electronics, a Korean conglomerate specializing in semiconductors and consumer electronics, faced significant challenges in 2024. The company struggled with weak demand for consumer electronics and memory chips, leading to inventory issues and compressed margins. Quality control problems with high bandwidth memory chips resulted in market share losses, affecting profits. However, a leadership reorganization indicated a renewed focus on semiconductor operations, with company management expressing confidence in a recovery.

Edenred, a leading provider of employment benefits, operating across 45 countries, faces declining consumer sentiment issues due to investigations into an Italian government tender and concerns over potential changes to tax-free meal vouchers in France. Despite a downward forecast revision, the company’s management has expressed confidence in long-term growth, viewing market reactions as overdone.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$200,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $200,000,000

	Class 4 346,025,214	MSCI ACWI ex USA Index 335,386,553
12/31/14	200,000,000	200,000,000
12/31/15	196,210,750	189,500,000
12/31/16	206,487,247	198,993,950
12/31/17	278,808,811	254,254,570
12/31/18	232,848,036	219,218,290
12/31/19	307,992,661	267,731,298
12/31/20	390,093,009	297,529,791
12/31/21	387,678,487	322,195,011
12/31/22	276,921,468	272,029,248
12/31/23	329,073,519	316,125,189
12/31/24	346,025,214	335,386,553
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 4	5.15%	2.36%	5.64%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class 4 shares are based on actual performance from July 10, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,072,993,732
  Total number of portfolio holdings76
  Total advisory fees paid$8,019,281
  Portfolio turnover rate20%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	17.2%
Software	10.4%
Semiconductors	8.8%
Commercial Services	6.6%
Building Materials	5.1%
Machinery - Diversified	4.9%
Insurance	4.4%
Banks	3.6%
Transportation	3.4%
Home Furnishings	3.4%
Food	2.9%
Airlines	2.9%
Leisure Time	2.8%
Other sectors	22.5%
Other assets less liabilities	1.1%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Alpha Fund

Class 5 | BGIVX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Alpha Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-alpha-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 5	$45	0.44%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive return in 2024, but underperformed the U.S. equities market, which continued its strong upward trajectory. This divergence was notable in the final quarter after the Republican victory in the US presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite these challenges, a diverse range of growth companies in Baillie Gifford International Alpha Fund delivered strong operational performance. The Fund delivered a positive return but was marginally behind the MSCI ACWI ex USA Index.

TOP PERFORMANCE CONTRIBUTORS

Taiwan Semiconductor Manufacturing Company, the world's largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, reported quarterly results exceeding expectations with a 39 per cent year-on-year revenue increase. A key driver of this growth is surging artificial intelligence (“AI”) adoption, with AI server revenue more than tripling compared to the previous year and AI-related products expected to contribute 15 per cent of total revenue this upcoming year.

SAP is a German multinational software company that specializes in enterprise software solutions. Having now incurred most of the costs and effort associated with adopting a cloud-based model, SAP is reaping the benefits. In the latest quarter, cloud revenue grew by 25% year-on-year, prompting company management to increase full-year forecasts.

TOP PERFORMANCE DETRACTORS

Samsung Electronics, a Korean conglomerate specializing in semiconductors and consumer electronics, faced significant challenges in 2024. The company struggled with weak demand for consumer electronics and memory chips, leading to inventory issues and compressed margins. Quality control problems with high bandwidth memory chips resulted in market share losses, affecting profits. However, a leadership reorganization indicated a renewed focus on semiconductor operations, with company management expressing confidence in a recovery.

Edenred, a leading provider of employment benefits, operating across 45 countries, faces declining consumer sentiment issues due to investigations into an Italian government tender and concerns over potential changes to tax-free meal vouchers in France. Despite a downward forecast revision, the company’s management has expressed confidence in long-term growth, viewing market reactions as overdone.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$500,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $500,000,000

	Class 5 871,588,947	MSCI ACWI ex USA Index 838,466,383
12/31/14	500,000,000	500,000,000
12/31/15	491,263,495	473,750,000
12/31/16	517,770,707	497,484,875
12/31/17	699,828,273	635,636,425
12/31/18	584,756,223	548,045,725
12/31/19	773,855,011	669,328,244
12/31/20	980,626,108	743,824,478
12/31/21	975,044,818	805,487,527
12/31/22	696,830,751	680,073,119
12/31/23	828,480,209	790,312,972
12/31/24	871,588,947	838,466,383
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 5	5.20%	2.41%	5.71%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class 5 shares are based on actual performance from April 7, 2014. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,072,993,732
  Total number of portfolio holdings76
  Total advisory fees paid$8,019,281
  Portfolio turnover rate20%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	17.2%
Software	10.4%
Semiconductors	8.8%
Commercial Services	6.6%
Building Materials	5.1%
Machinery - Diversified	4.9%
Insurance	4.4%
Banks	3.6%
Transportation	3.4%
Home Furnishings	3.4%
Food	2.9%
Airlines	2.9%
Leisure Time	2.8%
Other sectors	22.5%
Other assets less liabilities	1.1%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Alpha Fund

Class K | BGIKX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Alpha Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-alpha-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$61	0.59%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive return in 2024, but underperformed the U.S. equities market, which continued its strong upward trajectory. This divergence was notable in the final quarter after the Republican victory in the US presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite these challenges, a diverse range of growth companies in Baillie Gifford International Alpha Fund delivered strong operational performance. The Fund delivered a positive return but was marginally behind the MSCI ACWI ex USA Index.

TOP PERFORMANCE CONTRIBUTORS

Taiwan Semiconductor Manufacturing Company, the world's largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, reported quarterly results exceeding expectations with a 39 per cent year-on-year revenue increase. A key driver of this growth is surging artificial intelligence (“AI”) adoption, with AI server revenue more than tripling compared to the previous year and AI-related products expected to contribute 15 per cent of total revenue this upcoming year.

SAP is a German multinational software company that specializes in enterprise software solutions. Having now incurred most of the costs and effort associated with adopting a cloud-based model, SAP is reaping the benefits. In the latest quarter, cloud revenue grew by 25% year-on-year, prompting company management to increase full-year forecasts.

TOP PERFORMANCE DETRACTORS

Samsung Electronics, a Korean conglomerate specializing in semiconductors and consumer electronics, faced significant challenges in 2024. The company struggled with weak demand for consumer electronics and memory chips, leading to inventory issues and compressed margins. Quality control problems with high bandwidth memory chips resulted in market share losses, affecting profits. However, a leadership reorganization indicated a renewed focus on semiconductor operations, with company management expressing confidence in a recovery.

Edenred, a leading provider of employment benefits, operating across 45 countries, faces declining consumer sentiment issues due to investigations into an Italian government tender and concerns over potential changes to tax-free meal vouchers in France. Despite a downward forecast revision, the company’s management has expressed confidence in long-term growth, viewing market reactions as overdone.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000,000

	Class K 17,174,301	MSCI ACWI ex USA Index 16,769,328
12/31/14	10,000,000	10,000,000
12/31/15	9,810,538	9,475,000
12/31/16	10,324,362	9,949,698
12/31/17	13,929,363	12,712,728
12/31/18	11,625,565	10,960,915
12/31/19	15,364,875	13,386,565
12/31/20	19,444,260	14,876,490
12/31/21	19,300,370	16,109,751
12/31/22	13,770,752	13,601,462
12/31/23	16,354,209	15,806,259
12/31/24	17,174,301	16,769,328
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class K	5.02%	2.25%	5.56%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class K shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-international-alpha-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,072,993,732
  Total number of portfolio holdings76
  Total advisory fees paid$8,019,281
  Portfolio turnover rate20%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	17.2%
Software	10.4%
Semiconductors	8.8%
Commercial Services	6.6%
Building Materials	5.1%
Machinery - Diversified	4.9%
Insurance	4.4%
Banks	3.6%
Transportation	3.4%
Home Furnishings	3.4%
Food	2.9%
Airlines	2.9%
Leisure Time	2.8%
Other sectors	22.5%
Other assets less liabilities	1.1%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Alpha Fund

Institutional Class | BINSX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Alpha Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-alpha-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$70	0.68%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive return in 2024, but underperformed the U.S. equities market, which continued its strong upward trajectory. This divergence was notable in the final quarter after the Republican victory in the US presidential election, creating global market uncertainty.

During 2024, Western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite these challenges, a diverse range of growth companies in Baillie Gifford International Alpha Fund delivered strong operational performance. The Fund delivered a positive return but was marginally behind the MSCI ACWI ex USA Index.

TOP PERFORMANCE CONTRIBUTORS

Taiwan Semiconductor Manufacturing Company, the world's largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, reported quarterly results exceeding expectations with a 39 per cent year-on-year revenue increase. A key driver of this growth is surging artificial intelligence (“AI”) adoption, with AI server revenue more than tripling compared to the previous year and AI-related products expected to contribute 15 per cent of total revenue this upcoming year.

SAP is a German multinational software company that specializes in enterprise software solutions. Having now incurred most of the costs and effort associated with adopting a cloud-based model, SAP is reaping the benefits. In the latest quarter, cloud revenue grew by 25% year-on-year, prompting company management to increase full-year forecasts.

TOP PERFORMANCE DETRACTORS

Samsung Electronics, a Korean conglomerate specializing in semiconductors and consumer electronics, faced significant challenges in 2024. The company struggled with weak demand for consumer electronics and memory chips, leading to inventory issues and compressed margins. Quality control problems with high bandwidth memory chips resulted in market share losses, affecting profits. However, a leadership reorganization indicated a renewed focus on semiconductor operations, with company management expressing confidence in a recovery.

Edenred, a leading provider of employment benefits, operating across 45 countries, faces declining consumer sentiment issues due to investigations into an Italian government tender and concerns over potential changes to tax-free meal vouchers in France. Despite a downward forecast revision, the company’s management has expressed confidence in long-term growth, viewing market reactions as overdone.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

	Institutional Class 17,072	MSCI ACWI ex USA Index 16,769
12/31/14	10,000	10,000
12/31/15	9,811	9,475
12/31/16	10,324	9,950
12/31/17	13,936	12,713
12/31/18	11,612	10,961
12/31/19	15,341	13,387
12/31/20	19,385	14,876
12/31/21	19,230	16,110
12/31/22	13,718	13,601
12/31/23	16,269	15,806
12/31/24	17,072	16,769
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Institutional Class	4.93%	2.16%	5.49%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for the Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-international-alpha-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,072,993,732
  Total number of portfolio holdings76
  Total advisory fees paid$8,019,281
  Portfolio turnover rate20%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	17.2%
Software	10.4%
Semiconductors	8.8%
Commercial Services	6.6%
Building Materials	5.1%
Machinery - Diversified	4.9%
Insurance	4.4%
Banks	3.6%
Transportation	3.4%
Home Furnishings	3.4%
Food	2.9%
Airlines	2.9%
Leisure Time	2.8%
Other sectors	22.5%
Other assets less liabilities	1.1%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Concentrated Growth Equities Fund

Class K | BTLKX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Concentrated Growth Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-concentrated-growth-equities-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$79	0.72%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, Baillie Gifford International Concentrated Growth Equities Fund outperformed its benchmark, the MSCI ACWI ex USA Index. The portfolio management team’s investment philosophy is to invest in individual companies, not markets. Overall, the recent operational performance of the Fund’s holdings has been positive, and it has been particularly pleasing to see this being rewarded in terms of share prices. The portfolio management team maintains its unwavering focus on identifying companies with exceptional growth potential that it believes can become the leaders of tomorrow.

TOP PERFORMANCE CONTRIBUTORS

In our view, all roads in generative artificial intelligence currently lead to Graphics chip-maker NVIDIA. Despite having held NVIDIA in the Fund for the last eight years, our enthusiasm for the long-term investment case remains strong. However, we are aware that the current state of demand for its graphic processing units being materially ahead of supply will not last forever. NVIDIA was the strongest contributor to the Fund’s performance in 2024.

In a period of rising cost of capital, stocks able to deliver growth with increasing profitability performed very well over the past year. Spotify, the music and audio streaming service, exemplifies this. It now has over 600 million active users and has impressively shifted from operating losses to healthy profitability and cash flow generation. We have been particularly impressed with management’s adaptability in successfully managing this pivot. Since its initial public offering in 2018, Spotify’s revenues have increased almost four-fold, while free cash flow has increased more than 12-fold.

TOP PERFORMANCE DETRACTORS

Ocado is a global provider of e-commerce, fulfilment, and logistics solutions. Signs that its partner programs may be struggling to scale and deliver as expected have weighed on the shares. We believe that once these teething problems have been resolved, the growth opportunity in front of Ocado remains vast.

Pharmaceutical company, Moderna’s shares have been weak following its 2024 Capital Market event which included pipeline prioritization and a reduction in research and development spending as well as a reduction in near term revenue expectations. We continue to believe Moderna’s messenger ribonucleic acid (mRNA) technology platform will produce valuable assets, not only in the respiratory vaccine area but also in areas like oncology, which we believe could be far more valuable than the market currently anticipates or is willing to ascribe value to today.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000,000

	Class K 20,822,402	MSCI ACWI ex USA Index 13,500,962
12/14/17	10,000,000	10,000,000
12/31/17	10,050,000	10,235,000
12/31/18	8,760,000	8,824,617
12/31/19	12,724,361	10,777,505
12/31/20	25,076,753	11,977,041
12/31/21	25,282,259	12,969,938
12/31/22	15,284,241	10,950,518
12/31/23	17,564,660	12,725,597
12/31/24	20,822,402	13,500,962
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	Since Inception 12/14/17
Class K	18.55%	10.35%	10.97%
MSCI ACWI ex USA Index	6.09%	4.60%	4.35%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-international-concentrated-growth-equities-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$79,474,051
  Total number of portfolio holdings30
  Total advisory fees paid, net of waiver$170,652
  Portfolio turnover rate26%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	47.0%
Semiconductors	18.9%
Commercial Services	9.1%
Auto Manufacturers	6.4%
Apparel	6.2%
Biotechnology	2.8%
Cosmetics/Personal Care	1.7%
Machinery - Diversified	1.7%
Banks	1.3%
Pharmaceuticals	1.2%
Investment Companies	0.8%
Energy - Alternate Sources	0.1%
Healthcare - Services	0.1%
Other assets less liabilities	2.7%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at www.bailliegifford.com/international-concentrated-growth-equities-fund/TSR or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

A disclosure that the Fund expects to have considerable exposure to Chinese companies was removed from the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to Chinese companies was 11.6% of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Concentrated Growth Equities Fund

Institutional Class | BTLSX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Concentrated Growth Equities Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-concentrated-growth-equities-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$88	0.81%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, Baillie Gifford International Concentrated Growth Equities Fund outperformed its benchmark, the MSCI ACWI ex USA Index. The portfolio management team’s investment philosophy is to invest in individual companies, not markets. Overall, the recent operational performance of the Fund’s holdings has been positive, and it has been particularly pleasing to see this being rewarded in terms of share prices. The portfolio management team maintains its unwavering focus on identifying companies with exceptional growth potential that it believes can become the leaders of tomorrow.

TOP PERFORMANCE CONTRIBUTORS

In our view, all roads in generative artificial intelligence currently lead to Graphics chip-maker NVIDIA. Despite having held NVIDIA in the Fund for the last eight years, our enthusiasm for the long-term investment case remains strong. However, we are aware that the current state of demand for its graphic processing units being materially ahead of supply will not last forever. NVIDIA was the strongest contributor to the Fund’s performance in 2024.

In a period of rising cost of capital, stocks able to deliver growth with increasing profitability performed very well over the past year. Spotify, the music and audio streaming service, exemplifies this. It now has over 600 million active users and has impressively shifted from operating losses to healthy profitability and cash flow generation. We have been particularly impressed with management’s adaptability in successfully managing this pivot. Since its initial public offering in 2018, Spotify’s revenues have increased almost four-fold, while free cash flow has increased more than 12-fold.

TOP PERFORMANCE DETRACTORS

Ocado is a global provider of e-commerce, fulfilment, and logistics solutions. Signs that its partner programs may be struggling to scale and deliver as expected have weighed on the shares. We believe that once these teething problems have been resolved, the growth opportunity in front of Ocado remains vast.

Pharmaceutical company, Moderna’s shares have been weak following its 2024 Capital Market event which included pipeline prioritization and a reduction in research and development spending as well as a reduction in near term revenue expectations. We continue to believe Moderna’s messenger ribonucleic acid (mRNA) technology platform will produce valuable assets, not only in the respiratory vaccine area but also in areas like oncology, which we believe could be far more valuable than the market currently anticipates or is willing to ascribe value to today.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

	Institutional Class 20,632	MSCI ACWI ex USA Index 13,501
12/14/17	10,000	10,000
12/31/17	10,050	10,235
12/31/18	8,720	8,825
12/31/19	12,672	10,778
12/31/20	24,954	11,977
12/31/21	25,148	12,970
12/31/22	15,194	10,951
12/31/23	17,435	12,726
12/31/24	20,632	13,501
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	Since Inception 12/14/17
Institutional Class	18.34%	10.24%	10.83%
MSCI ACWI ex USA Index	6.09%	4.60%	4.35%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-international-concentrated-growth-equities-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$79,474,051
  Total number of portfolio holdings30
  Total advisory fees paid, net of waiver$170,652
  Portfolio turnover rate26%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	47.0%
Semiconductors	18.9%
Commercial Services	9.1%
Auto Manufacturers	6.4%
Apparel	6.2%
Biotechnology	2.8%
Cosmetics/Personal Care	1.7%
Machinery - Diversified	1.7%
Banks	1.3%
Pharmaceuticals	1.2%
Investment Companies	0.8%
Energy - Alternate Sources	0.1%
Healthcare - Services	0.1%
Other assets less liabilities	2.7%
Total	100.0%

Material Fund Changes

This is a summary of certain changes to the Fund since January 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2025 at www.bailliegifford.com/international-concentrated-growth-equities-fund/TSR or upon request by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

A disclosure that the Fund expects to have considerable exposure to Chinese companies was removed from the Fund's prospectus on April 29, 2024. As of December 31, 2024, the Fund's exposure to Chinese companies was 11.6% of its net asset value.

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Growth Fund

Class 2 | BGETX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-growth-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$59	0.57%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, Baillie Gifford International Growth Fund outperformed its primary benchmark, the MSCI ACWI ex USA Index, and its secondary benchmark, the MSCI EAFE Index. Despite geopolitical tensions, 2024 provided a supportive environment for equity investors. We believe that lower discount rates will benefit our growth investment style. However, in our view, it is the operational progress of each individual company in which we invest that will drive returns over the long-term. Our research is steering us towards some exciting new growth areas, which are reflected in some new holdings in the Fund.

TOP PERFORMANCE CONTRIBUTORS

In a period of rising cost of capital, stocks able to deliver growth with increasing profitability performed very well over the past year, Spotify, the music and audio streaming service exemplifies this. It now has over 600 million active users and has impressively shifted from operating losses to healthy profitability and cash flow generation. We have been particularly impressed with management’s adaptability in successfully managing this pivot. Since its initial public offering in 2018, Spotify’s revenues have increased almost four-fold, while free cash flow has increased more than 12-fold.

Despite a sluggish domestic economy, China’s leading food delivery and online services provider Meituan’s financial performance in 2024 remained excellent. Its innovative group buy offering, PinHaoFan which encourages users to share food links from the app with their friends and family to earn discounts, is emerging as an important driver of penetration in lower-tier cities. Expansion into the Middle East remains early, but we believe it provides the company with ample opportunities ahead.

TOP PERFORMANCE DETRACTORS

Vestas is the world’s largest wind turbine manufacturer and a global leader in sustainable energy solutions. We believe that the Company has a large growth opportunity, but it operates in a highly competitive and capital-intensive industry, and it continues to face challenges with wage inflation and logistical expenses over the past year. These factors influenced a challenging 2024 for the company’s share price.

The performance of Danish biotechnology company Genmab’s share price was in 2024, and continues to be, dominated by whether the pharmaceutical company Johnson & Johnson decides to opt-in to continue clinical development for Genmab’s next-generation drug, Darzalex, a decision upon which is expected in the first quarter of 2025. In our view, Genmab is much more than the tale of one product and already has diversified revenue streams and a clinical product pipeline which we believe are currently overlooked by the market.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$25,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $25,000,000

	Class 2 48,620,671	MSCI EAFE Index 43,558,651	MSCI ACWI ex USA Index 41,923,319
12/31/14	25,000,000	25,000,000	25,000,000
12/31/15	24,231,892	24,902,500	23,687,500
12/31/16	24,556,183	25,278,528	24,874,244
12/31/17	35,874,921	31,754,887	31,781,821
12/31/18	29,659,387	27,512,434	27,402,286
12/31/19	40,734,421	33,746,751	33,466,412
12/31/20	66,381,545	36,540,982	37,191,224
12/31/21	60,135,850	40,845,510	40,274,376
12/31/22	39,433,944	35,123,054	34,003,656
12/31/23	45,076,486	41,743,750	39,515,649
12/31/24	48,620,671	43,558,651	41,923,319
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 2	7.86%	3.60%	6.88%
MSCI EAFE Index	4.35%	5.23%	5.70%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,982,985,901
  Total number of portfolio holdings57
  Total advisory fees paid$10,301,302
  Portfolio turnover rate22%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	32.8%
Semiconductors	12.8%
Software	8.3%
Auto Manufacturers	6.5%
Commercial Services	6.4%
Biotechnology	4.6%
Machinery - Diversified	4.2%
Insurance	2.7%
Cosmetics/Personal Care	2.6%
Banks	2.4%
Pharmaceuticals	2.4%
Transportation	2.2%
Investment Companies	2.0%
Other sectors	9.1%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Growth Fund

Class 3 | BGEUX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-growth-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 3	$52	0.50%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, Baillie Gifford International Growth Fund outperformed its primary benchmark, the MSCI ACWI ex USA Index, and its secondary benchmark, the MSCI EAFE Index. Despite geopolitical tensions, 2024 provided a supportive environment for equity investors. We believe that lower discount rates will benefit our growth investment style. However, in our view, it is the operational progress of each individual company in which we invest that will drive returns over the long-term. Our research is steering us towards some exciting new growth areas, which are reflected in some new holdings in the Fund.

TOP PERFORMANCE CONTRIBUTORS

In a period of rising cost of capital, stocks able to deliver growth with increasing profitability performed very well over the past year, Spotify, the music and audio streaming service exemplifies this. It now has over 600 million active users and has impressively shifted from operating losses to healthy profitability and cash flow generation. We have been particularly impressed with management’s adaptability in successfully managing this pivot. Since its initial public offering in 2018, Spotify’s revenues have increased almost four-fold, while free cash flow has increased more than 12-fold.

Despite a sluggish domestic economy, China’s leading food delivery and online services provider Meituan’s financial performance in 2024 remained excellent. Its innovative group buy offering, PinHaoFan which encourages users to share food links from the app with their friends and family to earn discounts, is emerging as an important driver of penetration in lower-tier cities. Expansion into the Middle East remains early, but we believe it provides the company with ample opportunities ahead.

TOP PERFORMANCE DETRACTORS

Vestas is the world’s largest wind turbine manufacturer and a global leader in sustainable energy solutions. We believe that the Company has a large growth opportunity, but it operates in a highly competitive and capital-intensive industry, and it continues to face challenges with wage inflation and logistical expenses over the past year. These factors influenced a challenging 2024 for the company’s share price.

The performance of Danish biotechnology company Genmab’s share price was in 2024, and continues to be, dominated by whether the pharmaceutical company Johnson & Johnson decides to opt-in to continue clinical development for Genmab’s next-generation drug, Darzalex, a decision upon which is expected in the first quarter of 2025. In our view, Genmab is much more than the tale of one product and already has diversified revenue streams and a clinical product pipeline which we believe are currently overlooked by the market.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$100,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $100,000,000

	Class 3 195,816,067	MSCI EAFE Index 174,234,606	MSCI ACWI ex USA Index 167,693,277
12/31/14	100,000,000	100,000,000	100,000,000
12/31/15	96,977,894	99,610,000	94,750,000
12/31/16	98,345,890	101,114,111	99,496,975
12/31/17	143,775,701	127,019,546	127,127,285
12/31/18	118,949,870	110,049,735	109,609,145
12/31/19	163,480,765	134,987,005	133,865,649
12/31/20	266,599,472	146,163,929	148,764,896
12/31/21	241,684,160	163,382,040	161,097,505
12/31/22	158,594,096	140,492,216	136,014,624
12/31/23	181,413,953	166,974,999	158,062,594
12/31/24	195,816,067	174,234,606	167,693,277
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 3	7.94%	3.68%	6.95%
MSCI EAFE Index	4.35%	5.23%	5.70%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class 3 shares are based on actual performance from April 19, 2010. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,982,985,901
  Total number of portfolio holdings57
  Total advisory fees paid$10,301,302
  Portfolio turnover rate22%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	32.8%
Semiconductors	12.8%
Software	8.3%
Auto Manufacturers	6.5%
Commercial Services	6.4%
Biotechnology	4.6%
Machinery - Diversified	4.2%
Insurance	2.7%
Cosmetics/Personal Care	2.6%
Banks	2.4%
Pharmaceuticals	2.4%
Transportation	2.2%
Investment Companies	2.0%
Other sectors	9.1%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Growth Fund

Class 4 | BGEFX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-growth-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 4	$49	0.47%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, Baillie Gifford International Growth Fund outperformed its primary benchmark, the MSCI ACWI ex USA Index, and its secondary benchmark, the MSCI EAFE Index. Despite geopolitical tensions, 2024 provided a supportive environment for equity investors. We believe that lower discount rates will benefit our growth investment style. However, in our view, it is the operational progress of each individual company in which we invest that will drive returns over the long-term. Our research is steering us towards some exciting new growth areas, which are reflected in some new holdings in the Fund.

TOP PERFORMANCE CONTRIBUTORS

In a period of rising cost of capital, stocks able to deliver growth with increasing profitability performed very well over the past year, Spotify, the music and audio streaming service exemplifies this. It now has over 600 million active users and has impressively shifted from operating losses to healthy profitability and cash flow generation. We have been particularly impressed with management’s adaptability in successfully managing this pivot. Since its initial public offering in 2018, Spotify’s revenues have increased almost four-fold, while free cash flow has increased more than 12-fold.

Despite a sluggish domestic economy, China’s leading food delivery and online services provider Meituan’s financial performance in 2024 remained excellent. Its innovative group buy offering, PinHaoFan which encourages users to share food links from the app with their friends and family to earn discounts, is emerging as an important driver of penetration in lower-tier cities. Expansion into the Middle East remains early, but we believe it provides the company with ample opportunities ahead.

TOP PERFORMANCE DETRACTORS

Vestas is the world’s largest wind turbine manufacturer and a global leader in sustainable energy solutions. We believe that the Company has a large growth opportunity, but it operates in a highly competitive and capital-intensive industry, and it continues to face challenges with wage inflation and logistical expenses over the past year. These factors influenced a challenging 2024 for the company’s share price.

The performance of Danish biotechnology company Genmab’s share price was in 2024, and continues to be, dominated by whether the pharmaceutical company Johnson & Johnson decides to opt-in to continue clinical development for Genmab’s next-generation drug, Darzalex, a decision upon which is expected in the first quarter of 2025. In our view, Genmab is much more than the tale of one product and already has diversified revenue streams and a clinical product pipeline which we believe are currently overlooked by the market.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$200,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $200,000,000

	Class 4 392,182,792	MSCI EAFE Index 348,469,212	MSCI ACWI ex USA Index 335,386,553
12/31/14	200,000,000	200,000,000	200,000,000
12/31/15	193,855,134	199,220,000	189,500,000
12/31/16	196,493,320	202,228,222	198,993,950
12/31/17	287,349,359	254,039,092	254,254,570
12/31/18	237,804,442	220,099,470	219,218,290
12/31/19	326,924,291	269,974,010	267,731,298
12/31/20	533,305,416	292,327,858	297,529,791
12/31/21	483,610,597	326,764,079	322,195,011
12/31/22	317,445,430	280,984,432	272,029,248
12/31/23	363,229,229	333,949,997	316,125,189
12/31/24	392,182,792	348,469,212	335,386,553
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 4	7.97%	3.71%	6.97%
MSCI EAFE Index	4.35%	5.23%	5.70%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class 4 shares are based on actual performance from October 10, 2016. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,982,985,901
  Total number of portfolio holdings57
  Total advisory fees paid$10,301,302
  Portfolio turnover rate22%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	32.8%
Semiconductors	12.8%
Software	8.3%
Auto Manufacturers	6.5%
Commercial Services	6.4%
Biotechnology	4.6%
Machinery - Diversified	4.2%
Insurance	2.7%
Cosmetics/Personal Care	2.6%
Banks	2.4%
Pharmaceuticals	2.4%
Transportation	2.2%
Investment Companies	2.0%
Other sectors	9.1%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Growth Fund

Class 5 | BGEVX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-growth-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 5	$44	0.42%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, Baillie Gifford International Growth Fund outperformed its primary benchmark, the MSCI ACWI ex USA Index, and its secondary benchmark, the MSCI EAFE Index. Despite geopolitical tensions, 2024 provided a supportive environment for equity investors. We believe that lower discount rates will benefit our growth investment style. However, in our view, it is the operational progress of each individual company in which we invest that will drive returns over the long-term. Our research is steering us towards some exciting new growth areas, which are reflected in some new holdings in the Fund.

TOP PERFORMANCE CONTRIBUTORS

In a period of rising cost of capital, stocks able to deliver growth with increasing profitability performed very well over the past year, Spotify, the music and audio streaming service exemplifies this. It now has over 600 million active users and has impressively shifted from operating losses to healthy profitability and cash flow generation. We have been particularly impressed with management’s adaptability in successfully managing this pivot. Since its initial public offering in 2018, Spotify’s revenues have increased almost four-fold, while free cash flow has increased more than 12-fold.

Despite a sluggish domestic economy, China’s leading food delivery and online services provider Meituan’s financial performance in 2024 remained excellent. Its innovative group buy offering, PinHaoFan which encourages users to share food links from the app with their friends and family to earn discounts, is emerging as an important driver of penetration in lower-tier cities. Expansion into the Middle East remains early, but we believe it provides the company with ample opportunities ahead.

TOP PERFORMANCE DETRACTORS

Vestas is the world’s largest wind turbine manufacturer and a global leader in sustainable energy solutions. We believe that the Company has a large growth opportunity, but it operates in a highly competitive and capital-intensive industry, and it continues to face challenges with wage inflation and logistical expenses over the past year. These factors influenced a challenging 2024 for the company’s share price.

The performance of Danish biotechnology company Genmab’s share price was in 2024, and continues to be, dominated by whether the pharmaceutical company Johnson & Johnson decides to opt-in to continue clinical development for Genmab’s next-generation drug, Darzalex, a decision upon which is expected in the first quarter of 2025. In our view, Genmab is much more than the tale of one product and already has diversified revenue streams and a clinical product pipeline which we believe are currently overlooked by the market.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$500,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $500,000,000

	Class 5 986,947,273	MSCI EAFE Index 871,173,029	MSCI ACWI ex USA Index 838,466,383
12/31/14	500,000,000	500,000,000	500,000,000
12/31/15	485,279,847	498,050,000	473,750,000
12/31/16	492,512,012	505,570,555	497,484,875
12/31/17	720,602,198	635,097,731	635,636,425
12/31/18	596,656,189	550,248,674	548,045,725
12/31/19	820,674,084	674,935,024	669,328,244
12/31/20	1,339,403,474	730,819,644	743,824,478
12/31/21	1,215,207,555	816,910,198	805,487,527
12/31/22	798,063,646	702,461,079	680,073,119
12/31/23	913,628,502	834,874,993	790,312,972
12/31/24	986,947,273	871,173,029	838,466,383
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 5	8.03%	3.76%	7.04%
MSCI EAFE Index	4.35%	5.23%	5.70%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class 5 shares are based on actual performance from July 19, 2012. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,982,985,901
  Total number of portfolio holdings57
  Total advisory fees paid$10,301,302
  Portfolio turnover rate22%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	32.8%
Semiconductors	12.8%
Software	8.3%
Auto Manufacturers	6.5%
Commercial Services	6.4%
Biotechnology	4.6%
Machinery - Diversified	4.2%
Insurance	2.7%
Cosmetics/Personal Care	2.6%
Banks	2.4%
Pharmaceuticals	2.4%
Transportation	2.2%
Investment Companies	2.0%
Other sectors	9.1%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Growth Fund

Class K | BGEKX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-growth-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$59	0.57%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, Baillie Gifford International Growth Fund outperformed its primary benchmark, the MSCI ACWI ex USA Index, and its secondary benchmark, the MSCI EAFE Index. Despite geopolitical tensions, 2024 provided a supportive environment for equity investors. We believe that lower discount rates will benefit our growth investment style. However, in our view, it is the operational progress of each individual company in which we invest that will drive returns over the long-term. Our research is steering us towards some exciting new growth areas, which are reflected in some new holdings in the Fund.

TOP PERFORMANCE CONTRIBUTORS

In a period of rising cost of capital, stocks able to deliver growth with increasing profitability performed very well over the past year, Spotify, the music and audio streaming service exemplifies this. It now has over 600 million active users and has impressively shifted from operating losses to healthy profitability and cash flow generation. We have been particularly impressed with management’s adaptability in successfully managing this pivot. Since its initial public offering in 2018, Spotify’s revenues have increased almost four-fold, while free cash flow has increased more than 12-fold.

Despite a sluggish domestic economy, China’s leading food delivery and online services provider Meituan’s financial performance in 2024 remained excellent. Its innovative group buy offering, PinHaoFan which encourages users to share food links from the app with their friends and family to earn discounts, is emerging as an important driver of penetration in lower-tier cities. Expansion into the Middle East remains early, but we believe it provides the company with ample opportunities ahead.

TOP PERFORMANCE DETRACTORS

Vestas is the world’s largest wind turbine manufacturer and a global leader in sustainable energy solutions. We believe that the Company has a large growth opportunity, but it operates in a highly competitive and capital-intensive industry, and it continues to face challenges with wage inflation and logistical expenses over the past year. These factors influenced a challenging 2024 for the company’s share price.

The performance of Danish biotechnology company Genmab’s share price was in 2024, and continues to be, dominated by whether the pharmaceutical company Johnson & Johnson decides to opt-in to continue clinical development for Genmab’s next-generation drug, Darzalex, a decision upon which is expected in the first quarter of 2025. In our view, Genmab is much more than the tale of one product and already has diversified revenue streams and a clinical product pipeline which we believe are currently overlooked by the market.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $10,000,000

	Class K 19,451,786	MSCI EAFE Index 17,423,461	MSCI ACWI ex USA Index 16,769,328
12/31/14	10,000,000	10,000,000	10,000,000
12/31/15	9,692,757	9,961,000	9,475,000
12/31/16	9,822,473	10,111,411	9,949,698
12/31/17	14,347,970	12,701,955	12,712,728
12/31/18	11,862,489	11,004,973	10,960,915
12/31/19	16,298,757	13,498,700	13,386,565
12/31/20	26,558,406	14,616,393	14,876,490
12/31/21	24,055,215	16,338,204	16,109,751
12/31/22	15,772,450	14,049,222	13,601,462
12/31/23	18,037,103	16,697,500	15,806,259
12/31/24	19,451,786	17,423,461	16,769,328
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class K	7.84%	3.60%	6.88%
MSCI EAFE Index	4.35%	5.23%	5.70%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class K shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-international-growth-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,982,985,901
  Total number of portfolio holdings57
  Total advisory fees paid$10,301,302
  Portfolio turnover rate22%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	32.8%
Semiconductors	12.8%
Software	8.3%
Auto Manufacturers	6.5%
Commercial Services	6.4%
Biotechnology	4.6%
Machinery - Diversified	4.2%
Insurance	2.7%
Cosmetics/Personal Care	2.6%
Banks	2.4%
Pharmaceuticals	2.4%
Transportation	2.2%
Investment Companies	2.0%
Other sectors	9.1%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Growth Fund

Institutional Class | BGESX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-growth-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$68	0.65%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, Baillie Gifford International Growth Fund outperformed its primary benchmark, the MSCI ACWI ex USA Index, and its secondary benchmark, the MSCI EAFE Index. Despite geopolitical tensions, 2024 provided a supportive environment for equity investors. We believe that lower discount rates will benefit our growth investment style. However, in our view, it is the operational progress of each individual company in which we invest that will drive returns over the long-term. Our research is steering us towards some exciting new growth areas, which are reflected in some new holdings in the Fund.

TOP PERFORMANCE CONTRIBUTORS

In a period of rising cost of capital, stocks able to deliver growth with increasing profitability performed very well over the past year, Spotify, the music and audio streaming service exemplifies this. It now has over 600 million active users and has impressively shifted from operating losses to healthy profitability and cash flow generation. We have been particularly impressed with management’s adaptability in successfully managing this pivot. Since its initial public offering in 2018, Spotify’s revenues have increased almost four-fold, while free cash flow has increased more than 12-fold.

Despite a sluggish domestic economy, China’s leading food delivery and online services provider Meituan’s financial performance in 2024 remained excellent. Its innovative group buy offering, PinHaoFan which encourages users to share food links from the app with their friends and family to earn discounts, is emerging as an important driver of penetration in lower-tier cities. Expansion into the Middle East remains early, but we believe it provides the company with ample opportunities ahead.

TOP PERFORMANCE DETRACTORS

Vestas is the world’s largest wind turbine manufacturer and a global leader in sustainable energy solutions. We believe that the Company has a large growth opportunity, but it operates in a highly competitive and capital-intensive industry, and it continues to face challenges with wage inflation and logistical expenses over the past year. These factors influenced a challenging 2024 for the company’s share price.

The performance of Danish biotechnology company Genmab’s share price was in 2024, and continues to be, dominated by whether the pharmaceutical company Johnson & Johnson decides to opt-in to continue clinical development for Genmab’s next-generation drug, Darzalex, a decision upon which is expected in the first quarter of 2025. In our view, Genmab is much more than the tale of one product and already has diversified revenue streams and a clinical product pipeline which we believe are currently overlooked by the market.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $10,000

	Institutional Class 19,285	MSCI EAFE Index 17,423	MSCI ACWI ex USA Index 16,769
12/31/14	10,000	10,000	10,000
12/31/15	9,678	9,961	9,475
12/31/16	9,793	10,111	9,950
12/31/17	14,298	12,702	12,713
12/31/18	11,819	11,005	10,961
12/31/19	16,221	13,499	13,387
12/31/20	26,415	14,616	14,876
12/31/21	23,910	16,338	16,110
12/31/22	15,664	14,049	13,601
12/31/23	17,889	16,697	15,806
12/31/24	19,285	17,423	16,769
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Institutional Class	7.80%	3.52%	6.79%
MSCI EAFE Index	4.35%	5.23%	5.70%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for the Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-international-growth-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$2,982,985,901
  Total number of portfolio holdings57
  Total advisory fees paid$10,301,302
  Portfolio turnover rate22%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	32.8%
Semiconductors	12.8%
Software	8.3%
Auto Manufacturers	6.5%
Commercial Services	6.4%
Biotechnology	4.6%
Machinery - Diversified	4.2%
Insurance	2.7%
Cosmetics/Personal Care	2.6%
Banks	2.4%
Pharmaceuticals	2.4%
Transportation	2.2%
Investment Companies	2.0%
Other sectors	9.1%
Other assets less liabilities	1.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Smaller Companies Fund

Class K | BICKX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Smaller Companies Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-smaller-companies-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$89	0.90%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

During 2024, Baillie Gifford International Smaller Companies Fund underperformed its primary banchmark, the MSCI ACWI ex USA Investable Market Index, and its secondary benchmark, MSCI ACWI ex USA Small Cap Index. In 2024, we saw a welcome reprieve from rampant inflation, allowing central banks around the world to reduce interest rates. While interest rate and inflation trajectories may still prove volatile, we are confident that the Fund’s portfolio contains an extremely robust, high-quality set of the fastest growing small businesses in international markets.

Quarter 1 was a difficult quarter with significant drawdown in Global Unichip (the Fund’s best performer in 2023 and largest position at the time) and broad-based relative weakness across the Fund’s Japanese holdings. Other trends across the year included weakness amongst some industrial companies, particularly those exposed to the Auto/Electric Vehicle markets; opportunistic acquisitions of Fund holdings – three of the five such acquisitions were Japanese; and highly volatile and divergent share price performances amongst artificial intelligence (AI)-exposed semiconductor companies.

TOP PERFORMANCE CONTRIBUTORS

Chroma ATE, the Taiwanese manufacturer of testing equipment for electronic components, saw its business serving the semiconductor industry perform strongly, particularly ‘System-Level Testing’ (the process of testing complete systems or devices rather than individual components) which it partnered with NVIDIA to develop. Additionally, it has been chosen by Taiwan Semiconductor Manufacturing Company (“TSMC”) as the sole supplier to TSMC’s new metrology tool.

AUTO1 Group, one of Europe’s leading online car marketplaces, reported used car sales volumes on its platform growing 15% to the end of Quarter 3, driving a fourth consecutive upgrade to its profit forecasts over the year. Shareholders have been rewarded, with the stock up almost 150% in 2024 and 40% in Quarter 4 alone.

TOP PERFORMANCE DETRACTORS

Maytronics, the Israeli based manufacturer of pool cleaning robots, has faced a very challenging period with ongoing warfare in the region impacting the company’s operations. Meanwhile, high interest rates, continued post-pandemic de-stocking and increasing competition have negatively impacted demand.

Sensirion, the Swiss developer and manufacturer and supplier of high-quality digital microsensors and systems, saw weakening demand in some end markets, such as autos and industrials. However, we believe the company has done an exceptional job of investing countercyclically through its lull to position itself for a strong rebound.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $10,000,000

	Class K 13,314,954	MSCI ACWI ex USA Small Cap Index 15,444,189	MSCI ACWI ex USA Investable Market Index 15,207,374
12/19/18	10,000,000	10,000,000	10,000,000
12/31/18	9,950,000	9,955,000	9,924,000
12/31/19	12,594,820	12,237,682	12,130,660
12/31/20	18,717,247	14,032,949	13,536,227
12/31/21	19,932,394	15,907,751	14,753,352
12/31/22	12,118,548	12,794,604	12,370,437
12/31/23	13,743,682	14,871,169	14,376,031
12/31/24	13,314,954	15,444,189	15,207,374
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	Since Inception 12/19/18
Class K	-3.12%	1.12%	4.86%
MSCI ACWI ex USA Small Cap Index	3.85%	4.76%	7.46%
MSCI ACWI ex USA Investable Market Index	5.78%	4.62%	7.19%

The Fund has changed its broad-based securities market index from the MSCI ACWI ex USA Small Cap Index to the MSCI ACWI ex USA Investable Market Index in light of revisions to the regulatory definition of a broad-based securities market index included in mutual fund prospectuses and shareholder reports. The Fund has retained the MSCI ACWI ex USA Small Cap Index as an additional benchmark.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-international-smaller-companies-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$13,840,146
  Total number of portfolio holdings84
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate18%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Diversified Financial Services	13.3%
Software	11.6%
Semiconductors	11.2%
Internet	9.4%
Commercial Services	6.9%
Distribution/Wholesale	6.1%
Retail	4.9%
Electronics	4.7%
Toys/Games/Hobbies	4.0%
Miscellaneous Manufacturing	4.0%
Leisure Time	3.2%
Machinery - Diversified	2.5%
Pharmaceuticals	1.9%
Other sectors	14.8%
Other assets less liabilities	1.5%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International Smaller Companies Fund

Institutional Class | BICIX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International Smaller Companies Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-smaller-companies-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$98	1.00%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

During 2024, Baillie Gifford International Smaller Companies Fund underperformed its primary banchmark, the MSCI ACWI ex USA Investable Market Index, and its secondary benchmark, MSCI ACWI ex USA Small Cap Index. In 2024, we saw a welcome reprieve from rampant inflation, allowing central banks around the world to reduce interest rates. While interest rate and inflation trajectories may still prove volatile, we are confident that the Fund’s portfolio contains an extremely robust, high-quality set of the fastest growing small businesses in international markets.

Quarter 1 was a difficult quarter with significant drawdown in Global Unichip (the Fund’s best performer in 2023 and largest position at the time) and broad-based relative weakness across the Fund’s Japanese holdings. Other trends across the year included weakness amongst some industrial companies, particularly those exposed to the Auto/Electric Vehicle markets; opportunistic acquisitions of Fund holdings – three of the five such acquisitions were Japanese; and highly volatile and divergent share price performances amongst artificial intelligence (AI)-exposed semiconductor companies.

TOP PERFORMANCE CONTRIBUTORS

Chroma ATE, the Taiwanese manufacturer of testing equipment for electronic components, saw its business serving the semiconductor industry perform strongly, particularly ‘System-Level Testing’ (the process of testing complete systems or devices rather than individual components) which it partnered with NVIDIA to develop. Additionally, it has been chosen by Taiwan Semiconductor Manufacturing Company (“TSMC”) as the sole supplier to TSMC’s new metrology tool.

AUTO1 Group, one of Europe’s leading online car marketplaces, reported used car sales volumes on its platform growing 15% to the end of Quarter 3, driving a fourth consecutive upgrade to its profit forecasts over the year. Shareholders have been rewarded, with the stock up almost 150% in 2024 and 40% in Quarter 4 alone.

TOP PERFORMANCE DETRACTORS

Maytronics, the Israeli based manufacturer of pool cleaning robots, has faced a very challenging period with ongoing warfare in the region impacting the company’s operations. Meanwhile, high interest rates, continued post-pandemic de-stocking and increasing competition have negatively impacted demand.

Sensirion, the Swiss developer and manufacturer and supplier of high-quality digital microsensors and systems, saw weakening demand in some end markets, such as autos and industrials. However, we believe the company has done an exceptional job of investing countercyclically through its lull to position itself for a strong rebound.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $10,000

	Institutional Class 13,270	MSCI ACWI ex USA Small Cap Index 15,444	MSCI ACWI ex USA Investable Market Index 15,207
12/19/18	10,000	10,000	10,000
12/31/18	9,950	9,955	9,924
12/31/19	12,595	12,238	12,131
12/31/20	18,717	14,033	13,536
12/31/21	19,930	15,908	14,753
12/31/22	12,101	12,795	12,370
12/31/23	13,704	14,871	14,376
12/31/24	13,270	15,444	15,207
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	Since Inception 12/19/18
Institutional Class	-3.17%	1.05%	4.80%
MSCI ACWI ex USA Small Cap Index	3.85%	4.76%	7.46%
MSCI ACWI ex USA Investable Market Index	5.78%	4.62%	7.19%

The Fund has changed its broad-based securities market index from the MSCI ACWI ex USA Small Cap Index to the MSCI ACWI ex USA Investable Market Index in light of revisions to the regulatory definition of a broad-based securities market index included in mutual fund prospectuses and shareholder reports. The Fund has retained the MSCI ACWI ex USA Small Cap Index as an additional benchmark.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-international-smaller-companies-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$13,840,146
  Total number of portfolio holdings84
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate18%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Diversified Financial Services	13.3%
Software	11.6%
Semiconductors	11.2%
Internet	9.4%
Commercial Services	6.9%
Distribution/Wholesale	6.1%
Retail	4.9%
Electronics	4.7%
Toys/Games/Hobbies	4.0%
Miscellaneous Manufacturing	4.0%
Leisure Time	3.2%
Machinery - Diversified	2.5%
Pharmaceuticals	1.9%
Other sectors	14.8%
Other assets less liabilities	1.5%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Long Term Global Growth Fund

Class 2 | BGLTX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Long Term Global Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/long-term-global-growth-fund/TSR-2-5. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$79	0.70%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

Over the past 12 months, both Baillie Gifford Long Term Global Growth Fund and its benchmark MSCI ACWI Index (the “Index”) had strong absolute performance, though the drivers differ. The Index has been primarily driven by multiple expansion, while the Fund’s performance is fueled by strong operational growth supported by structural tailwinds. The Fund delivered a positive return and outperformed the Index.

TOP PERFORMANCE CONTRIBUTORS

Graphics chip-maker NVIDIA’s share price rose about 170% in 2024, with its market capitalization exceeding $3.5 trillion. The stock remains volatile, as we believe that the market now demands clear proof that artificial intelligence (AI) investments will generate returns.

Music and audio streaming service Spotify’s share price rose over 140% in 2024, which was partly driven by successful cost-cutting efforts, including reduction in operating expenses. In the latest quarter, Spotify reported strong results, including a company record-high gross profit margin of around 31%. Paying subscribers continued to grow despite the company’s first price increase in its 13-year history.

TOP PERFORMANCE DETRACTORS

E-commerce Group PDD Holdings’ ("PDD"),Quarter 3, 2024 results showed revenue growth slow to 44%, raising market concerns about increasing competition. After careful review, we believe PDD is well-positioned to continue gaining market share domestically, expand internationally, and leverage its scale for sustained profit growth.

Dexcom, the continuous glucose monitoring system developer, experienced a 40% drop in share price after revising its full-year guidance down by $200-300 million in August 2024 following the release of second-quarter earnings. Taking a broader view, we believe that, with over 500 million people globally affected by diabetes, there is no shortage of potential patients who could benefit from Dexcom’s technology.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$25,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $25,000,000

	Class 2 105,922,418	MSCI ACWI Index 63,593,619
12/31/14	25,000,000	25,000,000
12/31/15	28,497,430	24,540,000
12/31/16	27,414,066	26,620,992
12/31/17	42,236,833	33,175,080
12/31/18	41,635,727	30,212,546
12/31/19	55,578,991	38,460,571
12/31/20	112,141,732	44,929,638
12/31/21	114,946,248	53,484,242
12/31/22	62,029,637	43,878,472
12/31/23	84,733,471	53,885,954
12/31/24	105,922,418	63,593,619
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 2	25.01%	13.77%	15.53%
MSCI ACWI Index	18.02%	10.57%	9.78%

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$970,065,402
  Total number of portfolio holdings40
  Total advisory fees paid$3,452,263
  Portfolio turnover rate27%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	35.1%
Software	17.8%
Semiconductors	9.9%
Auto Manufacturers	4.4%
Healthcare - Products	3.9%
Advertising	3.9%
Biotechnology	3.8%
Commercial Services	3.0%
Retail	2.9%
Cosmetics/Personal Care	2.0%
Banks	1.9%
Apparel	1.9%
Pharmaceuticals	1.8%
Other sectors	5.7%
Other assets less liabilities	2.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Long Term Global Growth Fund

Class K | BGLKX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Long Term Global Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/long-term-global-growth-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$79	0.70%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

Over the past 12 months, both Baillie Gifford Long Term Global Growth Fund and its benchmark MSCI ACWI Index (the “Index”) had strong absolute performance, though the drivers differ. The Index has been primarily driven by multiple expansion, while the Fund’s performance is fueled by strong operational growth supported by structural tailwinds. The Fund delivered a positive return and outperformed the Index.

TOP PERFORMANCE CONTRIBUTORS

Graphics chip-maker NVIDIA’s share price rose about 170% in 2024, with its market capitalization exceeding $3.5 trillion. The stock remains volatile, as we believe that the market now demands clear proof that artificial intelligence (AI) investments will generate returns.

Music and audio streaming service Spotify’s share price rose over 140% in 2024, which was partly driven by successful cost-cutting efforts, including reduction in operating expenses. In the latest quarter, Spotify reported strong results, including a company record-high gross profit margin of around 31%. Paying subscribers continued to grow despite the company’s first price increase in its 13-year history.

TOP PERFORMANCE DETRACTORS

E-commerce Group PDD Holdings’ ("PDD"),Quarter 3, 2024 results showed revenue growth slow to 44%, raising market concerns about increasing competition. After careful review, we believe PDD is well-positioned to continue gaining market share domestically, expand internationally, and leverage its scale for sustained profit growth.

Dexcom, the continuous glucose monitoring system developer, experienced a 40% drop in share price after revising its full-year guidance down by $200-300 million in August 2024 following the release of second-quarter earnings. Taking a broader view, we believe that, with over 500 million people globally affected by diabetes, there is no shortage of potential patients who could benefit from Dexcom’s technology.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000,000

	Class K 42,367,218	MSCI ACWI Index 25,437,448
12/31/14	10,000,000	10,000,000
12/31/15	11,398,972	9,816,000
12/31/16	10,965,626	10,648,397
12/31/17	16,896,126	13,270,032
12/31/18	16,657,907	12,085,018
12/31/19	22,238,422	15,384,228
12/31/20	44,867,084	17,971,855
12/31/21	45,978,825	21,393,697
12/31/22	24,810,896	17,551,389
12/31/23	33,901,424	21,554,382
12/31/24	42,367,218	25,437,448
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class K	24.97%	13.76%	15.53%
MSCI ACWI Index	18.02%	10.57%	9.78%

Returns for Class K shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-long-term-global-growth-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$970,065,402
  Total number of portfolio holdings40
  Total advisory fees paid$3,452,263
  Portfolio turnover rate27%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	35.1%
Software	17.8%
Semiconductors	9.9%
Auto Manufacturers	4.4%
Healthcare - Products	3.9%
Advertising	3.9%
Biotechnology	3.8%
Commercial Services	3.0%
Retail	2.9%
Cosmetics/Personal Care	2.0%
Banks	1.9%
Apparel	1.9%
Pharmaceuticals	1.8%
Other sectors	5.7%
Other assets less liabilities	2.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford Long Term Global Growth Fund

Institutional Class | BSGLX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford Long Term Global Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/long-term-global-growth-fund/TSR-I-K. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$90	0.80%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

Over the past 12 months, both Baillie Gifford Long Term Global Growth Fund and its benchmark MSCI ACWI Index (the “Index”) had strong absolute performance, though the drivers differ. The Index has been primarily driven by multiple expansion, while the Fund’s performance is fueled by strong operational growth supported by structural tailwinds. The Fund delivered a positive return and outperformed the Index.

TOP PERFORMANCE CONTRIBUTORS

Graphics chip-maker NVIDIA’s share price rose about 170% in 2024, with its market capitalization exceeding $3.5 trillion. The stock remains volatile, as we believe that the market now demands clear proof that artificial intelligence (AI) investments will generate returns.

Music and audio streaming service Spotify’s share price rose over 140% in 2024, which was partly driven by successful cost-cutting efforts, including reduction in operating expenses. In the latest quarter, Spotify reported strong results, including a company record-high gross profit margin of around 31%. Paying subscribers continued to grow despite the company’s first price increase in its 13-year history.

TOP PERFORMANCE DETRACTORS

E-commerce Group PDD Holdings’ ("PDD"),Quarter 3, 2024 results showed revenue growth slow to 44%, raising market concerns about increasing competition. After careful review, we believe PDD is well-positioned to continue gaining market share domestically, expand internationally, and leverage its scale for sustained profit growth.

Dexcom, the continuous glucose monitoring system developer, experienced a 40% drop in share price after revising its full-year guidance down by $200-300 million in August 2024 following the release of second-quarter earnings. Taking a broader view, we believe that, with over 500 million people globally affected by diabetes, there is no shortage of potential patients who could benefit from Dexcom’s technology.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

	Institutional Class 41,989	MSCI ACWI Index 25,437
12/31/14	10,000	10,000
12/31/15	11,382	9,816
12/31/16	10,933	10,648
12/31/17	16,838	13,270
12/31/18	16,591	12,085
12/31/19	22,131	15,384
12/31/20	44,617	17,972
12/31/21	45,691	21,394
12/31/22	24,637	17,551
12/31/23	33,612	21,554
12/31/24	41,989	25,437
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Institutional Class	24.92%	13.67%	15.43%
MSCI ACWI Index	18.02%	10.57%	9.78%

Returns for the Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on the oldest share class of the Fund and were adjusted to reflect the differences in class expense due to the fees being higher.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-long-term-global-growth-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$970,065,402
  Total number of portfolio holdings40
  Total advisory fees paid$3,452,263
  Portfolio turnover rate27%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	35.1%
Software	17.8%
Semiconductors	9.9%
Auto Manufacturers	4.4%
Healthcare - Products	3.9%
Advertising	3.9%
Biotechnology	3.8%
Commercial Services	3.0%
Retail	2.9%
Cosmetics/Personal Care	2.0%
Banks	1.9%
Apparel	1.9%
Pharmaceuticals	1.8%
Other sectors	5.7%
Other assets less liabilities	2.0%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford U.S. Equity Growth Fund

Class K | BGGKX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford U.S. Equity Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/u-s-equity-growth-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$74	0.65%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, the Fund delivered strong absolute returns. For the second year in a row, the U.S. market performed strongly, buoyed by artificial intelligence (“AI”)-driven technological change, much of which has continued to be concentrated in a handful of technology mega-cap stocks. The U.S. market has far outpaced the rest of the world; however, this has been backed up by strong earnings growth and a robust economy, underpinned by a strong labour market and resilient U.S. consumer base.

TOP PERFORMANCE CONTRIBUTORS

Among the top contributors to returns, and at the heart of the developments in the field of AI, is the graphics processing unit (GPU) chip designer NVIDIA. Its chips excel in creating AI models and applications, fuelling rapid growth. We expect this trend to continue as businesses increasingly adopt AI tools and seek efficiency gains. Mindful of cyclical chip market demand, we reduced the holding, but it remains a significant investment.

The Trade Desk (“TTD”) delivered strong online advertising growth through its digital advertising auction platform. We believe that even more promising is its internet-enabled TV (“CTV”) opportunity. Half of TV viewing time has migrated there to CTV from linear TV, while only around a third of the advertising budgets are being spent on CTV. Netflix is one of many who see TTD’s advertising technology as important and valuable for building out its ad-supported offering. This integration furthers advertiser and publisher consolidation around TTD’s platform which is central to our forward-looking investment thesis.

TOP PERFORMANCE DETRACTORS

Messenger ribonucleic acid (“mRNA”) biotechnology company Moderna delivered disappointing commercial progress with its respiratory vaccines and reduced its research spending, narrowing the number of drug candidates it can pursue through trials. Still, Moderna's mRNA platform has shown itself to be adaptable to Covid-19 mutations, while its cancer technology has shown meaningful survival improvement. We believe the potential from new cancer treatments and combination respiratory vaccines is under-recognised at the current share price.

Coursera, the online learning platform company, experienced challenging revenue growth and reduced marketing spending. These developments, along with lacklustre degree business performance, challenged our view of Coursera’s long-term growth opportunity. While we believe that education and training remain substantial growth markets, these developments dampened our conviction, and we consequently decided to sell the holding.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $10,000,000

	Class K 34,681,760	S&P 500 Index 30,691,113	Russell 1000 Growth Index 42,244,980
12/5/16	10,000,000	10,000,000	10,000,000
12/31/16	9,974,500	10,169,000	10,137,000
12/31/17	13,440,690	12,388,893	13,199,388
12/31/18	14,596,425	11,846,259	13,000,077
12/31/19	18,943,550	15,576,646	17,730,805
12/31/20	42,730,597	18,442,593	24,555,392
12/31/21	40,949,723	23,737,462	31,332,680
12/31/22	18,188,367	19,438,608	22,202,337
12/31/23	26,558,927	24,549,017	31,678,294
12/31/24	34,681,760	30,691,113	42,244,980
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	Since Inception 12/5/16
Class K	30.59%	12.86%	16.66%
S&P 500 Index	25.02%	14.51%	14.89%
Russell 1000 Growth Index	33.36%	18.94%	19.53%

The inception date for the Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of the Fund were terminated effective May 1, 2017, and Class 1 shares were converted to Class K shares.

The Fund has changed its broad-based securities market index from the Russell 1000 Growth Index to the S&P 500 Index in light of revisions to the regulatory definition of a broad-based securities market index included in mutual fund prospectuses and shareholder reports. The Fund has retained the S&P 500 Index as an additional benchmark.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-us-equity-growth-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$22,510,119
  Total number of portfolio holdings46
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate19%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	36.4%
Software	20.4%
Advertising	8.0%
Semiconductors	4.9%
Biotechnology	4.7%
Commercial Services	3.9%
Healthcare - Products	3.7%
Auto Manufacturers	3.7%
Distribution/Wholesale	2.1%
Retail	1.9%
Real Estate	1.7%
Auto Parts & Equipment	1.5%
Entertainment	1.4%
Other sectors	4.4%
Other assets less liabilities	1.3%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford U.S. Equity Growth Fund

Institutional Class | BGGSX

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford U.S. Equity Growth Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/u-s-equity-growth-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$86	0.75%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

For the 12 months ended December 31, 2024, the Fund delivered strong absolute returns. For the second year in a row, the U.S. market performed strongly, buoyed by artificial intelligence (“AI”)-driven technological change, much of which has continued to be concentrated in a handful of technology mega-cap stocks. The U.S. market has far outpaced the rest of the world; however, this has been backed up by strong earnings growth and a robust economy, underpinned by a strong labour market and resilient U.S. consumer base.

TOP PERFORMANCE CONTRIBUTORS

Among the top contributors to returns, and at the heart of the developments in the field of AI, is the graphics processing unit (GPU) chip designer NVIDIA. Its chips excel in creating AI models and applications, fuelling rapid growth. We expect this trend to continue as businesses increasingly adopt AI tools and seek efficiency gains. Mindful of cyclical chip market demand, we reduced the holding, but it remains a significant investment.

The Trade Desk (“TTD”) delivered strong online advertising growth through its digital advertising auction platform. We believe that even more promising is its internet-enabled TV (“CTV”) opportunity. Half of TV viewing time has migrated there to CTV from linear TV, while only around a third of the advertising budgets are being spent on CTV. Netflix is one of many who see TTD’s advertising technology as important and valuable for building out its ad-supported offering. This integration furthers advertiser and publisher consolidation around TTD’s platform which is central to our forward-looking investment thesis.

TOP PERFORMANCE DETRACTORS

Messenger ribonucleic acid (“mRNA”) biotechnology company Moderna delivered disappointing commercial progress with its respiratory vaccines and reduced its research spending, narrowing the number of drug candidates it can pursue through trials. Still, Moderna's mRNA platform has shown itself to be adaptable to Covid-19 mutations, while its cancer technology has shown meaningful survival improvement. We believe the potential from new cancer treatments and combination respiratory vaccines is under-recognised at the current share price.

Coursera, the online learning platform company, experienced challenging revenue growth and reduced marketing spending. These developments, along with lacklustre degree business performance, challenged our view of Coursera’s long-term growth opportunity. While we believe that education and training remain substantial growth markets, these developments dampened our conviction, and we consequently decided to sell the holding.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Fund's investment objective and strategies for the same period.

GROWTH OF $10,000

	Institutional Class 34,491	S&P 500 Index 30,691	Russell 1000 Growth Index 42,245
12/5/16	10,000	10,000	10,000
12/31/16	9,974	10,169	10,137
12/31/17	13,437	12,389	13,199
12/31/18	14,552	11,846	13,000
12/31/19	18,919	15,577	17,731
12/31/20	42,648	18,443	24,555
12/31/21	40,836	23,737	31,333
12/31/22	18,120	19,439	22,202
12/31/23	26,442	24,549	31,678
12/31/24	34,491	30,691	42,245
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	Since Inception 12/5/16
Institutional Class	30.44%	12.76%	16.58%
S&P 500 Index	25.02%	14.51%	14.89%
Russell 1000 Growth Index	33.36%	18.94%	19.53%

The inception date for the Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of the Fund were terminated effective May 1, 2017, and Class 1 shares were converted to Class K shares.  Performance for Institutional Class shares prior to their date of inception (April 28, 2017) is derived from the historical performance of Class 1 shares and has been adjusted for the higher total annual operating expenses incurred by Institutional Class.

The Fund has changed its broad-based securities market index from the Russell 1000 Growth Index to the S&P 500 Index in light of revisions to the regulatory definition of a broad-based securities market index included in mutual fund prospectuses and shareholder reports. The Fund has retained the S&P 500 Index as an additional benchmark.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

For updated Fund performance information, please visit: https://www.bailliegifford.com/pages/funds/baillie-gifford-us-equity-growth-fund/?tab=performance.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$22,510,119
  Total number of portfolio holdings46
  Total advisory fees paid, net of waiver$0
  Portfolio turnover rate19%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	36.4%
Software	20.4%
Advertising	8.0%
Semiconductors	4.9%
Biotechnology	4.7%
Commercial Services	3.9%
Healthcare - Products	3.7%
Auto Manufacturers	3.7%
Distribution/Wholesale	2.1%
Retail	1.9%
Real Estate	1.7%
Auto Parts & Equipment	1.5%
Entertainment	1.4%
Other sectors	4.4%
Other assets less liabilities	1.3%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International All Cap Fund

Class 2 | BGICF2

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-all-cap-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$66	0.65%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low single-digit return in 2024 but underperformed the U.S. equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI ACWI ex USA Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

The world’s largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, Taiwan Semiconductor Manufacturing Company, saw its stock surge in 2024, driven by strong demand for its advanced semiconductor technologies, particularly in artificial intelligence (“AI”) applications, which led to impressive revenue growth and profit margins. The company’s dominance in the 3 nanometer and 5 nanometer chip manufacturing processes, coupled with the booming AI market, pushed its share price to new heights.

MakeMyTrip had a strong 2024 due to the robust recovery in India’s travel sector and the company’s strong financial performance. The online travel agency capitalized on growing domestic and international travel demand, expanding its market share and improving profitability, which seemingly chimed with investors seeking exposure to India’s burgeoning tourism industry.

TOP PERFORMANCE DETRACTORS

International pharmaceutical and laboratory equipment supplier Sartorius experienced a significant share price decline in 2024 due to persistent weak demand and ongoing market challenges, particularly in China. The company’s lowered annual targets, reflecting continued weak customer demand to invest and incomplete inventory reductions. The combination of these factors led to a disappointing performance for the company over the year.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$25,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $25,000,000

	Class 2 39,618,961	MSCI ACWI ex USA Index 41,923,319
12/31/14	25,000,000	25,000,000
12/31/15	25,390,661	23,687,500
12/31/16	25,528,352	24,874,244
12/31/17	33,556,232	31,781,821
12/31/18	27,976,725	27,402,286
12/31/19	37,110,509	33,466,412
12/31/20	49,555,191	37,191,224
12/31/21	51,123,099	40,274,376
12/31/22	34,935,300	34,003,656
12/31/23	38,508,735	39,515,649
12/31/24	39,618,961	41,923,319
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 2	2.88%	1.32%	4.71%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class 2 shares are based on actual performance from April 9, 2013. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$299,847,600
  Total number of portfolio holdings81
  Total advisory fees paid$1,145,226
  Portfolio turnover rate37%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	13.7%
Semiconductors	12.0%
Commercial Services	8.8%
Banks	6.5%
Retail	5.3%
Electronics	4.3%
Machinery - Diversified	3.8%
Investment Companies	3.1%
Cosmetics/Personal Care	3.0%
Beverages	2.9%
Transportation	2.9%
Distribution/Wholesale	2.7%
Machinery - Construction & Mining	2.5%
Other sectors	27.3%
Other assets less liabilities	1.2%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

Baillie Gifford International All Cap Fund

Class 3 | BGICF3

ANNUAL SHAREHOLDER REPORT | December 31, 2024

The annual shareholder report contains important information about  Baillie Gifford International All Cap Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bailliegifford.com/international-all-cap-fund/TSR. You can also request this information by contacting us at +1-844-394-6127 or via email at northamericanvehiclesteam@bailliegifford.com.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 3	$58	0.57%

Management's Discussion of Fund Performance

SUMMARY OF RESULTS

International equities delivered a positive, low single-digit return in 2024 but underperformed the U.S. equities market. This divergence was notable in the final quarter after the Republican victory in the U.S. presidential election, creating global market uncertainty.

During 2024, western central banks began loosening monetary policy, providing support for growth equities. In contrast, the Bank of Japan made a historic move to end its negative interest policy which triggered market turbulence and yen appreciation. China also announced stimulus due to concerns over its property market and weak consumption.

Despite large parts of the Fund delivering strong operational performance, the Fund lagged its benchmark, the MSCI ACWI ex USA Index, over the year.

TOP PERFORMANCE CONTRIBUTORS

The world’s largest semiconductor foundry, which specializes in outsourced manufacturing of semiconductor chips, Taiwan Semiconductor Manufacturing Company, saw its stock surge in 2024, driven by strong demand for its advanced semiconductor technologies, particularly in artificial intelligence (“AI”) applications, which led to impressive revenue growth and profit margins. The company’s dominance in the 3 nanometer and 5 nanometer chip manufacturing processes, coupled with the booming AI market, pushed its share price to new heights.

MakeMyTrip had a strong 2024 due to the robust recovery in India’s travel sector and the company’s strong financial performance. The online travel agency capitalized on growing domestic and international travel demand, expanding its market share and improving profitability, which seemingly chimed with investors seeking exposure to India’s burgeoning tourism industry.

TOP PERFORMANCE DETRACTORS

International pharmaceutical and laboratory equipment supplier Sartorius experienced a significant share price decline in 2024 due to persistent weak demand and ongoing market challenges, particularly in China. The company’s lowered annual targets, reflecting continued weak customer demand to invest and incomplete inventory reductions. The combination of these factors led to a disappointing performance for the company over the year.

Cosmetics company Shiseido detracted from performance in 2024 due to weak demand from China and production issues in the U.S., leading to a first-half operating loss. The company’s struggles were exacerbated by lingering concerns among Chinese consumers over the discharge of treated water from the Fukushima nuclear power plant, which sparked a boycott of Japanese products in late 2023.

Fund Performance

The following graph and table compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). It assumes a

$100,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $100,000,000

	Class 3 159,585,957	MSCI ACWI ex USA Index 167,693,277
12/31/14	100,000,000	100,000,000
12/31/15	101,632,100	94,750,000
12/31/16	102,252,351	99,496,975
12/31/17	134,501,549	127,127,285
12/31/18	112,216,542	109,609,145
12/31/19	148,957,002	133,865,649
12/31/20	199,049,293	148,764,896
12/31/21	205,492,888	161,097,505
12/31/22	140,524,286	136,014,624
12/31/23	155,005,409	158,062,594
12/31/24	159,585,957	167,693,277
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 years	10 Years
Class 3	2.96%	1.39%	4.79%
MSCI ACWI ex USA Index	6.09%	4.60%	5.30%

Returns for Class 3 shares are based on actual performance from May 1, 2013. Prior to that date, returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Key Fund Statistics as of December 31, 2024

The following table outlines key Fund statistics that you should pay attention to:

  Fund net assets$299,847,600
  Total number of portfolio holdings81
  Total advisory fees paid$1,145,226
  Portfolio turnover rate37%

Tabular Representation of Holdings as of December 31, 2024

The following table shows the industry sector allocation of the Fund.

Sectors	% of Net Assets
Internet	13.7%
Semiconductors	12.0%
Commercial Services	8.8%
Banks	6.5%
Retail	5.3%
Electronics	4.3%
Machinery - Diversified	3.8%
Investment Companies	3.1%
Cosmetics/Personal Care	3.0%
Beverages	2.9%
Transportation	2.9%
Distribution/Wholesale	2.7%
Machinery - Construction & Mining	2.5%
Other sectors	27.3%
Other assets less liabilities	1.2%
Total	100.0%

Availability of Additional Information

If you wish to find additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information please refer to the website address and contact information included at the beginning of this shareholder report.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Board of Trustees (the “Board of Trustees”) of Baillie Gifford Funds (the “Trust”) has determined that Mr. John Kavanaugh, who serves as Chair of the Audit Oversight Committee of the Board of Trustees (the “Audit Oversight Committee”), is qualified to serve as an audit committee financial expert serving on the Audit Oversight Committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $338,810 for 2024 and $367,300 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $18,649 for 2024 and $7,478 for 2023.

The fees disclosed above relate to out-of-pocket expenses incurred.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $114,750 for 2024 and $108,000 for 2023. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)	In order for the Trust’s accountant to remain independent, the following engagements must be approved in advance by the Audit Oversight Committee or pursuant to the Pre-Approval Policies and Procedures for Audit and Non-Audit Services, as adopted by the Audit Oversight Committee:

(a)	any engagement of the accountant to provide audit services or non-audit services to the Trust; and

(b)	any engagement of the accountant to provide non-audit services to the Trust’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Providers”), if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)	No services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $15,200 for 2024 and $37,300 for 2023.

The fees disclosed above relate to ad-hoc tax advice provided by the registrant’s accountant to the registrant’s investment adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the financial statements filed under Item 7 of this form.

(b)	In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report or Form N-CSR.

Baillie Gifford Developed EAFE All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0017486889	27,839 61,920 10,518 40,599 9,792 15,563 31,102 4 153,634 74,349	07/03/2024 07/04/2024 07/05/2024 07/25/2024 08/21/2024 09/12/2024 10/25/2024 11/29/2024 12/02/2024 12/19/2024	586,884	Sudan Accountability and Divestment Act of 2007
Epiroc B	EPI B	SE0015658117	19,695 15,792 44,809	07/25/2024 10/25/2024 12/02/2024	194,127

Baillie Gifford EAFE Plus All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0017486889	24,428 54,332 9,229 43,898 19,140 14,584 76,600	07/03/2024 07/04/2024 07/05/2024 07/31/2024 09/17/2024 10/28/2024 12/09/2024	479,431	Sudan Accountability and Divestment Act of 2007
Epiroc B	EPI B	SE0015658117	20,604 7,098	07/31/2024 09/17/2024	218,411

Baillie Gifford Global Alpha Equities Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0017486897	83,936 29,530 20,973 32,605	07/31/2024 09/10/2024 11/14/2024 12/16/2024	555,186	Sudan Accountability and Divestment Act of 2007
Epiroc B	EPI B	SE0015658117	49,542 16,614 15,650 1,867 661 11,341	07/31/2024 10/11/2024 12/16/2024 12/23/2024 12/27/2024 12/27/2024	242,241

Baillie Gifford International All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0017486897	37,683 16,141 11,461 11,138 28,789 21,815 17,183 21,571 9,724	07/03/2024 07/04/2024 07/05/2024 07/08/2024 07/08/2024 09/06/2024 10/16/2024 10/23/2024 10/31/2024	363,930	Sudan Accountability and Divestment Act of 2007
Epiroc B	EPI B	SE0015658117	9,891 8,272 11,398	09/06/2024 10/16/2024 10/23/2024	209,757

Baillie Gifford International Alpha Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0017486897	74,849 85,083 84,967 76,953 55,412	07/12/2024 09/26/2024 10/04/2024 10/29/2024 11/25/2024	2,698,050	Sudan Accountability and Divestment Act of 2007
Epiroc B	EPI B	SE0015658117	41,833 167,957 4,825 204,957 1,696 4,244 2,790 252,553 91,591 3,256 115,382 32,339 75,465 67,549 391 34,324 51,038 10,912 3,467 39,597 68,083 44,217 1,497 46,095 116,158 6,436 73,752 52,543 49,172 148,574 28,106	07/12/2024 08/29/2024 08/29/2024 08/30/2024 09/02/2024 09/03/2024 09/03/2024 09/04/2024 09/05/2024 09/05/2024 09/06/2024 09/09/2024 09/10/2024 09/11/2024 09/12/2024 09/12/2024 09/13/2024 09/13/2024 09/16/2024 09/16/2024 09/17/2024 09/17/2024 09/18/2024 09/19/2024 09/19/2024 09/20/2024 09/23/2024 09/23/2024 09/24/2024 09/24/2024 09/25/2024	0

Baillie Gifford International Growth Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0017486889	202,131 176,797 144,850	09/24/2024 10/21/2024 11/19/2024	6,684,544	Sudan Accountability and Divestment Act of 2007

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The annual financial statements and financial highlights are attached herewith.

Baillie Gifford Funds

Annual Financial Statements and Other
Information, December 31, 2024

Baillie Gifford China Equities Fund

Baillie Gifford Developed EAFE All Cap Fund

Baillie Gifford EAFE Plus All Cap Fund

Baillie Gifford Emerging Markets Equities Fund

Baillie Gifford Emerging Markets ex China Fund

Baillie Gifford Global Alpha Equities Fund

Baillie Gifford Health Innovation Equities Fund

Baillie Gifford International Alpha Fund

Baillie Gifford International Concentrated Growth
Equities Fund

Baillie Gifford International Growth Fund

Baillie Gifford International Smaller Companies Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford U.S. Equity Growth Fund

Index

Page Number
Baillie Gifford China Equities Fund
01	Industry Diversification Table
02	Portfolio of Investments
04	Financial Statements
07	Financial Highlights
Baillie Gifford Developed EAFE All Cap Fund
09	Industry Diversification Table
10	Portfolio of Investments
14	Financial Statements
17	Financial Highlights
Baillie Gifford EAFE Plus All Cap Fund
21	Industry Diversification Table
22	Portfolio of Investments
26	Financial Statements
29	Financial Highlights
Baillie Gifford Emerging Markets Equities Fund
33	Industry Diversification Table
34	Portfolio of Investments
39	Financial Statements
42	Financial Highlights
Baillie Gifford Emerging Markets ex China Fund
48	Industry Diversification Table
49	Portfolio of Investments
53	Financial Statements
56	Financial Highlights
Baillie Gifford Global Alpha Equities Fund
58	Industry Diversification Table
59	Portfolio of Investments
64	Financial Statements
67	Financial Highlights
Baillie Gifford Health Innovation Equities Fund
71	Industry Diversification Table
72	Portfolio of Investments
73	Financial Statements
76	Financial Highlights
Baillie Gifford International Alpha Fund
78	Industry Diversification Table
79	Portfolio of Investments
84	Financial Statements
87	Financial Highlights
Baillie Gifford International Concentrated Growth Equities Fund
93	Industry Diversification Table
94	Portfolio of Investments
97	Financial Statements
100	Financial Highlights
Baillie Gifford International Growth Fund
102	Industry Diversification Table
103	Portfolio of Investments
107	Financial Statements
110	Financial Highlights
Page Number
Baillie Gifford International Smaller Companies Fund
116	Industry Diversification Table
117	Portfolio of Investments
122	Financial Statements
125	Financial Highlights
Baillie Gifford Long Term Global Growth Fund
127	Industry Diversification Table
128	Portfolio of Investments
131	Financial Statements
134	Financial Highlights
Baillie Gifford U.S. Equity Growth Fund
137	Industry Diversification Table
138	Portfolio of Investments
140	Financial Statements
143	Financial Highlights
145	Notes to Financial Statements
168	Report of Independent Registered Public Accounting Firm
Supplemental Information
170	Federal Income Tax Information

This report is intended for shareholders of the funds listed on the front of this report (each, a "Fund", and collectively the "Funds") and may not be used as sales literature unless preceded or accompanied by a current prospectus for each Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time based on a variety of factors. The respective parties disclaim any responsibility to update such views. Actual outcomes may differ significantly from the views expressed.

These views may not be relied on as investment advice or as an indication of trading intent on behalf of any of the Funds.

All investments entail risk, including the possible loss of principal.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford China Equities Fund

	Value	% of Total Net Assets
Apparel	$39,435	1.5%
Auto Manufacturers	68,026	2.6
Auto Parts & Equipment	217,214	8.4
Banks	91,879	3.5
Beverages	140,419	5.4
Biotechnology	32,665	1.3
Chemicals	36,186	1.4
Commercial Services	34,566	1.3
Computers	11,681	0.5
Cosmetics/Personal Care	35,939	1.4
Distribution/Wholesale	43,449	1.7
Electronics	114,414	4.4
Energy — Alternate Sources	21,854	0.8
Gas	27,713	1.1
Healthcare — Products	20,152	0.8
Healthcare — Services	18,855	0.7
Home Furnishings	189,334	7.3
Insurance	96,844	3.7
Internet	761,949	29.3
Machinery — Diversified	40,927	1.6
Metal Fabricate/Hardware	56,172	2.2
Mining	54,143	2.1
Miscellaneous Manufacturing	36,847	1.4
Oil & Gas Services	10,830	0.4
Real Estate	29,022	1.1
Retail	108,038	4.2
Semiconductors	89,936	3.5
Software	117,906	4.5
Telecommunications	23,488	0.9
Total Value of Investments	2,569,883	99.0
Other assets less liabilities	26,623	1.0
Net Assets	$2,596,506	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford China Equities Fund

	Shares	Value
COMMON STOCKS — 99.0%
CHINA — 99.0%
Advanced Micro-Fabrication Equipment, Inc. China, Class A	1,292	$33,456
Alibaba Group Holding Ltd.	13,200	139,700
Anker Innovations Technology Co., Ltd., Class A	2,810	37,586
BeiGene Ltd. *	2,291	32,665
BYD Co., Ltd., Class H	2,000	68,026
Centre Testing International Group Co., Ltd., Class A	20,300	34,566
China Merchants Bank Co., Ltd., Class H	18,000	91,879
China Oilfield Services Ltd., Class H	12,000	10,830
Contemporary Amperex Technology Co., Ltd., Class A	2,700	98,417
Dongguan Yiheda Automation Co., Ltd., Class A	2,960	10,017
ENN Energy Holdings Ltd.	3,900	27,713
Estun Automation Co., Ltd., Class A	12,200	30,910
Fuyao Glass Industry Group Co., Ltd., Class H	5,200	37,340
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	5,000	18,855
Haidilao International Holding Ltd.	19,000	38,358
Haier Smart Home Co., Ltd., Class H	13,000	45,424
Hangzhou Robam Appliances Co., Ltd., Class A	11,300	33,176
Horizon Robotics, Inc. *	25,200	11,681
Huayu Automotive Systems Co., Ltd., Class A	13,200	31,763
Jiangsu Azure Corp., Class A	18,800	27,526
KE Holdings, Inc., Class A	4,767	29,022
Kingdee International Software Group Co., Ltd. *	20,000	21,734
Kingsoft Corp., Ltd.	5,200	22,328
Kuaishou Technology *	4,700	24,654
Kweichow Moutai Co., Ltd., Class A	600	125,274
Li Ning Co., Ltd.	10,500	21,939
Luckin Coffee, Inc. ADR *	1,012	25,978
Medlive Technology Co., Ltd.	12,500	15,857
Meituan, Class B *	8,890	172,852
Midea Group Co., Ltd., Class A	7,100	73,149
Minth Group Ltd. *	10,000	19,317
NAURA Technology Group Co., Ltd., Class A	600	32,111
NetEase, Inc.	3,200	56,959
PDD Holdings, Inc. ADR *	914	88,649
Ping An Insurance Group Co. of China Ltd., Class H	16,500	96,844
Pop Mart International Group Ltd.	3,800	43,449
Proya Cosmetics Co., Ltd., Class A	3,096	35,939

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford China Equities Fund

	Shares	Value
SG Micro Corp., Class A	2,177	$24,370
Shandong Sinocera Functional Material Co., Ltd., Class A	15,500	36,186
Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	600	15,145
Shenzhen Inovance Technology Co., Ltd., Class A	5,200	41,729
Shenzhen Megmeet Electrical Co., Ltd., Class A	5,725	48,136
Shenzhou International Group Holdings Ltd.	5,000	39,435
Silergy Corp.	2,000	24,549
Sinocare, Inc., Class A	5,700	20,152
Sungrow Power Supply Co., Ltd., Class A	2,160	21,854
Sunny Optical Technology Group Co., Ltd.	4,200	36,847
Tencent Holdings Ltd.	6,000	320,237
Weichai Power Co., Ltd., Class H	20,000	30,376
Yifeng Pharmacy Chain Co., Ltd., Class A	6,580	21,763
Yonyou Network Technology Co., Ltd., Class A *	11,500	16,884
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	8,900	28,646
Zhongji Innolight Co., Ltd., Class A	1,400	23,488
Zijin Mining Group Co., Ltd., Class H	30,000	54,143
		2,569,883
TOTAL INVESTMENTS — 99.0%
(cost $3,064,187)		$2,569,883
Other assets less liabilities — 1.0%		26,623
NET ASSETS — 100.0%		$2,596,506

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited (the "Manager") retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$126,308	$2,443,575	$—	$2,569,883
Total	$126,308	$2,443,575	$—	$2,569,883

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford China Equities Fund

ASSETS
Investments, at value (cost $3,064,187)	$2,569,883
Cash	20,109
Foreign cash, at value (cost $3)	3
Due from Manager	99,731
Prepaid assets	15,867
Total Assets	2,705,593
LIABILITIES
Advisory fee payable	3,771
Administration & Supervisory fee payable	1,166
Trustee fee payable	42
Commitment fee payable	9
Accrued expenses	104,099
Total Liabilities	109,087
NET ASSETS	$2,596,506
COMPOSITION OF NET ASSETS
Paid-in capital	$4,015,833
Total accumulated (loss)	(1,419,327)
$2,596,506
NET ASSET VALUE, PER SHARE
Class K ($266,518 / 52,120 shares outstanding), unlimited authorized, no par value	$5.11
Institutional Class ($2,329,988 / 457,014 shares outstanding), unlimited authorized, no par value	$5.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford China Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,469)	$69,134
Interest	735
Total Investment Income	69,869
EXPENSES
Advisory fee (Note B)	12,501
Administration & Supervisory fee — Class K shares (Note B)	418
Administration & Supervisory fee — Institutional Class shares (Note B)	3,446
Transfer agency	35,707
Sub-transfer agency — Institutional Class shares	1,772
Fund accounting	102,789
Professional fees	37,813
Registration fees	32,665
Custody	13,110
Legal	376
Trustees' fees	142
Line of Credit Interest	35
Commitment fees	31
Miscellaneous	5,382
Total Expenses	246,187
Fees waived/expenses reimbursed	(224,641)
Total Expenses after Waiver	21,546
Net Investment Income	48,323
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(320,182)
Foreign currency transactions	23
(320,159)
Net change in unrealized appreciation on:
Investments	527,720
Translation of net assets and liabilities denominated in foreign currencies	74
527,794
Net realized and unrealized gain	207,635
NET INCREASE IN NET ASSETS FROM OPERATIONS	$255,958

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford China Equities Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$48,323	$29,177
Net realized (loss)	(320,159)	(145,792)
Net change in unrealized appreciation (depreciation)	527,794	(309,596)
Net Increase (Decrease) in Net Assets from Operations	255,958	(426,211)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(5,449)	(3,739)
Institutional Class	(46,349)	(26,642)
Total Distributions to Shareholders	(51,798)	(30,381)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Institutional Class	447,600	703,230
Dividends reinvested:
Class K	5,449	3,739
Institutional Class	46,349	26,642
Cost of shares redeemed:
Institutional Class	(152,779)	(311,955)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	346,619	421,656
Total Increase (Decrease) in Net Assets	550,779	(34,936)
NET ASSETS
Beginning of Year	2,045,727	2,080,663
End of Year	$2,596,506	$2,045,727

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford China Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period July 7, 2021(a) through December 31, 2021
Net asset value, beginning of period	$4.75	$5.89	$8.27	$10.00
From Investment Operations
Net investment income (loss)(b)	0.11	0.08	0.05	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(1.15)	(2.40)	(1.71)
Net increase (decrease) in net asset value from investment operations	0.47	(1.07)	(2.35)	(1.73)
Dividends and Distributions to Shareholders
From net investment income	(0.11)	(0.07)	(0.03)	—
Total dividends and distributions	(0.11)	(0.07)	(0.03)	—
Net asset value, end of period	$5.11	$4.75	$5.89	$8.27
Total Return
Total return based on net asset value(c)	9.81%	(18.08)%	(28.40)%	(17.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$267	$243	$296	$872
Ratio of net expenses to average net assets, before waiver	10.75%	11.17%	9.21%	11.32%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87%	0.87%	0.87%*
Ratio of net investment income (loss) to average net assets	2.26%	1.48%	0.73%	(0.56)%*
Portfolio turnover rate(d)	25%	14%	31%	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford China Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period July 7, 2021(a) through December 31, 2021
Net asset value, beginning of period	$4.74	$5.88	$8.27	$10.00
From Investment Operations
Net investment income (loss)(b)	0.10	0.07	0.03	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(1.14)	(2.38)	(1.70)
Net increase (decrease) in net asset value from investment operations	0.46	(1.07)	(2.35)	(1.73)
Dividends and Distributions to Shareholders
From net investment income	(0.10)	(0.07)	(0.04)	—
Total dividends and distributions	(0.10)	(0.07)	(0.04)	—
Net asset value, end of period	$5.10	$4.74	$5.88	$8.27
Total Return
Total return based on net asset value(c)	9.76%	(18.03)%	(28.43)%	(17.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,330	$1,803	$1,785	$1,801
Ratio of net expenses to average net assets, before waiver	10.84%	11.25%	9.30%	11.32%*
Ratio of net expenses to average net assets, after waiver	0.96%	0.95%	0.96%	0.87%*
Ratio of net investment income (loss) to average net assets	2.11%	1.34%	0.55%	(0.60)%*
Portfolio turnover rate(d)	25%	14%	31%	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Developed EAFE All Cap Fund

	Value	% of Total Net Assets
Airlines	$4,835,613	1.7%
Apparel	8,403,871	2.9
Banks	16,843,633	5.8
Beverages	6,476,911	2.2
Chemicals	8,437,390	2.9
Commercial Services	32,628,244	11.3
Computers	2,528,172	0.9
Cosmetics/Personal Care	12,658,444	4.4
Distribution/Wholesale	8,974,450	3.1
Diversified Financial Services	6,995,149	2.4
Electronics	10,871,877	3.8
Food	9,311,174	3.2
Hand/Machine Tools	6,336,348	2.2
Healthcare — Products	9,245,166	3.2
Healthcare — Services	6,877,463	2.4
Home Furnishings	2,315,893	0.8
Insurance	6,125,545	2.1
Internet	25,310,319	8.8
Investment Companies	12,751,795	4.4
Leisure Time	4,667,761	1.6
Machinery — Construction & Mining	8,517,279	2.9
Machinery — Diversified	17,411,389	6.0
Mining	4,023,331	1.4
Oil & Gas	2,855,220	1.0
Pharmaceuticals	3,160,618	1.1
Private Equity	3,674,183	1.3
Retail	9,247,821	3.2
Semiconductors	16,712,258	5.8
Software	3,804,373	1.3
Toys/Games/Hobbies	7,586,662	2.6
Transportation	7,697,433	2.7
Total Value of Investments	287,285,785	99.4
Other assets less liabilities	1,721,697	0.6
Net Assets	$289,007,482	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
COMMON STOCKS — 98.2%
AUSTRALIA — 1.4%
BHP Group Ltd.	164,926	$4,023,331
BELGIUM — 1.5%
Anheuser-Busch InBev SA/NV	87,434	4,377,293
CHINA — 1.1%
Prosus NV *	77,007	3,059,092
DENMARK — 2.7%
DSV A/S	36,144	7,697,433
FRANCE — 6.5%
Air Liquide SA	33,403	5,429,984
LVMH Moet Hennessy Louis Vuitton SE	10,051	6,611,480
Remy Cointreau SA	34,668	2,099,618
SOITEC *	18,842	1,694,749
TotalEnergies SE	51,247	2,855,220
		18,691,051
GERMANY — 1.3%
Nemetschek SE	39,163	3,804,373
HONG KONG — 5.5%
AIA Group Ltd.	852,800	6,125,545
Hong Kong Exchanges & Clearing Ltd.	90,700	3,394,788
Techtronic Industries Co., Ltd.	482,000	6,336,348
		15,856,681
ITALY — 1.7%
Ryanair Holdings PLC ADR	110,934	4,835,613
JAPAN — 19.4%
Chugai Pharmaceutical Co., Ltd.	71,700	3,160,618
Cosmos Pharmaceutical Corp.	64,600	2,754,376
Hoshizaki Corp.	58,900	2,315,893
Keyence Corp.	10,100	4,105,364
LY Corp.	908,600	2,402,422

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
Murata Manufacturing Co., Ltd.	145,600	$2,309,919
Nippon Paint Holdings Co., Ltd.	465,800	3,007,406
Olympus Corp.	371,900	5,552,560
Recruit Holdings Co., Ltd.	101,300	7,041,152
Shimano, Inc.	34,700	4,667,761
Shiseido Co., Ltd.	177,900	3,145,836
SMC Corp.	11,200	4,349,203
Sysmex Corp.	201,400	3,692,607
Tokyo Electron Ltd.	28,700	4,314,166
Unicharm Corp.	408,900	3,370,981
		56,190,264
NETHERLANDS — 9.0%
Adyen NV *	3,599	5,348,398
ASML Holding NV	15,281	10,703,342
EXOR NV	64,651	5,926,934
IMCD NV	27,088	4,025,568
		26,004,242
PORTUGAL — 2.1%
Jeronimo Martins SGPS SA	323,055	6,174,044
SINGAPORE — 4.8%
United Overseas Bank Ltd.	519,389	13,792,828
SWEDEN — 10.5%
Assa Abloy AB, B Shares	167,733	4,954,213
Atlas Copco AB, A Shares	586,884	8,956,821
Avanza Bank Holding AB	146,209	3,600,362
Epiroc AB, B Shares	194,127	3,028,608
Investor AB, B Shares	257,669	6,824,861
Skandinaviska Enskilda Banken AB, A Shares	222,620	3,050,805
		30,415,670
SWITZERLAND — 5.9%
Cie Financiere Richemont SA	42,925	6,493,445
Lonza Group AG	11,652	6,877,463
Partners Group Holding AG	2,705	3,674,183
		17,045,091

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
UNITED KINGDOM — 20.8%
Ashtead Group PLC	68,071	$4,211,423
Auto Trader Group PLC	868,368	8,592,380
Bunzl PLC	120,191	4,948,882
Burberry Group PLC	146,568	1,792,391
Games Workshop Group PLC	45,627	7,586,662
Greggs PLC	89,946	3,137,131
Intertek Group PLC	55,482	3,277,867
Rightmove PLC	634,432	5,077,745
Softcat PLC	132,511	2,528,171
Trainline PLC *	422,909	2,268,580
Unilever PLC	108,088	6,141,627
Weir Group PLC (The)	201,488	5,488,671
Wise PLC, Class A *	371,078	4,932,137
		59,983,667
UNITED STATES — 4.0%
Experian PLC	181,882	7,817,267
Spotify Technology SA *	8,740	3,910,101
		11,727,368
Total Common Stocks
(cost $220,527,061)		283,678,041
PREFERRED STOCKS — 1.2%
GERMANY — 1.2%
Sartorius AG 0.35%	16,234	3,607,744
Total Preferred Stocks
(cost $1,602,597)		3,607,744
TOTAL INVESTMENTS — 99.4%
(cost $222,129,658)		$287,285,785
Other assets less liabilities — 0.6%		1,721,697
NET ASSETS — 100.0%		$289,007,482

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Developed EAFE All Cap Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$23,644,152	$260,033,889	$—	$283,678,041
Preferred Stocks **	—	3,607,744	—	3,607,744
Total	$23,644,152	$263,641,633	$—	$287,285,785

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Developed EAFE All Cap Fund

ASSETS
Investments, at value (cost $222,129,658)	$287,285,785
Cash	2,663,321
Tax reclaims receivable	503,647
Dividends receivable	112,250
Capital shares sold receivable	2,573
Prepaid assets	24,503
Total Assets	290,592,079
LIABILITIES
Advisory fee payable	313,963
Capital shares purchased payable	978,651
Shareholder Servicing fee payable	74,005
Administration & Supervisory fee payable	62,629
Trustee fee payable	5,752
Commitment fee payable	1,259
Accrued expenses	148,338
Total Liabilities	1,584,597
NET ASSETS	$289,007,482
COMPOSITION OF NET ASSETS
Paid-in capital	$241,153,255
Total distributable earnings	47,854,227
$289,007,482
NET ASSET VALUE, PER SHARE
Class 2 ($115,148,357 / 9,458,289 shares outstanding), unlimited authorized, no par value	$12.17
Class 3 ($86,404,948 / 7,027,633 shares outstanding), unlimited authorized, no par value	$12.30
Class K ($36,321,001 / 2,948,096 shares outstanding), unlimited authorized, no par value	$12.32
Institutional Class ($51,133,176 / 4,198,257 shares outstanding), unlimited authorized, no par value	$12.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford Developed EAFE All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $514,597)	$7,202,496
Windfall tax recovery (Note A)	134,347
Interest	133,839
Total Investment Income	7,470,682
EXPENSES
Advisory fee (Note B)	1,544,199
Shareholder Servicing fees — Class 2 shares (Note B)	229,665
Shareholder Servicing fees — Class 3 shares (Note B)	89,235
Administration & Supervisory fee — Class K shares (Note B)	258,508
Administration & Supervisory fee — Institutional Class shares (Note B)	110,167
Transfer agency	82,349
Sub-transfer agency — Institutional Class shares	47,839
Fund accounting	100,745
Professional fees	81,772
Legal	76,705
Custody	67,800
Line of Credit Interest	40,631
Registration fees	39,007
Trustees' fees	27,262
Commitment fees	6,037
Miscellaneous	47,687
Total Expenses	2,849,608
Net Investment Income	4,621,074
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	53,136,265
Foreign currency transactions	219,514
53,355,779
Net change in unrealized (depreciation) on:
Investments	(54,547,880)
Translation of net assets and liabilities denominated in foreign currencies	(43,330)
(54,591,210)
Net realized and unrealized (loss)	(1,235,431)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,385,643

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Developed EAFE All Cap Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,621,074	$4,980,951
Net realized gain (loss)	53,355,779	(45,212,737)
Net change in unrealized appreciation (depreciation)	(54,591,210)	89,188,942
Net Increase in Net Assets from Operations	3,385,643	48,957,156
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(3,679,755)	(1,054,047)
Class 3	(2,909,079)	(647,037)
Class K	(669,657)	(1,474,507)
Institutional Class	(1,388,208)	(404,353)
Total Distributions to Shareholders	(8,646,699)	(3,579,944)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	6,000	6,000
Class K	2,304,008	22,520,988
Institutional Class	4,447,538	7,478,597
Dividends reinvested:
Class 2	3,679,755	1,054,047
Class 3	2,909,079	647,036
Class K	667,758	1,473,425
Institutional Class	1,371,266	403,002
Cost of shares redeemed:
Class 2	(34,592,927)	—
Class K	(195,506,276)	(31,442,173)
Institutional Class	(26,224,994)	(77,026,308)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(240,938,793)	(74,885,386)
Total (Decrease) in Net Assets	(246,199,849)	(29,508,174)
NET ASSETS
Beginning of Year	535,207,331	564,715,505
End of Year	$289,007,482	$535,207,331

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.72	$11.63	$17.34	$16.64	$13.13
From Investment Operations
Net investment income(a)	0.14	0.11	0.12	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	1.07	(5.72)	1.16	3.61
Net increase (decrease) in net asset value from investment operations	(0.15)	1.18	(5.60)	1.23	3.68
Dividends and Distributions to Shareholders
From net investment income	(0.40)	(0.09)	—	(0.20)	(0.17)
From net realized gain on investments	—	—	(0.11)	(0.33)	—
Total dividends and distributions	(0.40)	(0.09)	(0.11)	(0.53)	(0.17)
Net asset value, end of year	$12.17	$12.72	$11.63	$17.34	$16.64
Total Return
Total return based on net asset value(b)	(1.14)%	10.19%	(32.32)%	7.44%	27.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$115,148	$150,267	$136,363	$103,630	$221,181
Ratio of net expenses to average net assets	0.65%	0.63%	0.64%	0.61%	0.64%
Ratio of net investment income to average net assets	1.04%	0.86%	1.03%	0.37%	0.50%
Portfolio turnover rate(c)	17%	15%	25%	14%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.86	$11.75	$17.52	$16.80	$13.26
From Investment Operations
Net investment income(a)	0.14	0.12	0.12	0.08	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	1.09	(5.78)	1.19	3.65
Net increase (decrease) in net asset value from investment operations	(0.13)	1.21	(5.66)	1.27	3.72
Dividends and Distributions to Shareholders
From net investment income	(0.43)	(0.10)	—	(0.22)	(0.18)
From net realized gain on investments	—	—	(0.11)	(0.33)	—
Total dividends and distributions	(0.43)	(0.10)	(0.11)	(0.55)	(0.18)
Net asset value, end of year	$12.30	$12.86	$11.75	$17.52	$16.80
Total Return
Total return based on net asset value(b)	(1.07)%	10.27%	(32.27)%	7.51%	28.04%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$86,405	$87,334	$79,201	$108,808	$108,722
Ratio of net expenses to average net assets	0.58%	0.56%	0.57%	0.54%	0.57%
Ratio of net investment income to average net assets	1.08%	0.93%	0.97%	0.46%	0.55%
Portfolio turnover rate(c)	17%	15%	25%	14%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.70	$11.60	$17.31	$16.61	$13.11
From Investment Operations
Net investment income(a)	0.14	0.11	0.11	0.07	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	1.07	(5.71)	1.17	3.61
Net increase (decrease) in net asset value from investment operations	(0.15)	1.18	(5.60)	1.24	3.67
Dividends and Distributions to Shareholders
From net investment income	(0.23)	(0.08)	—	(0.21)	(0.17)
From net realized gain on investments	—	—	(0.11)	(0.33)	—
Total dividends and distributions	(0.23)	(0.08)	(0.11)	(0.54)	(0.17)
Net asset value, end of year	$12.32	$12.70	$11.60	$17.31	$16.61
Total Return
Total return based on net asset value(b)	(1.17)%	10.21%	(32.33)%	7.47%	27.98%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$36,321	$224,553	$214,016	$345,052	$246,283
Ratio of net expenses to average net assets	0.65%	0.63%	0.64%	0.61%	0.64%
Ratio of net investment income to average net assets	1.07%	0.87%	0.91%	0.38%	0.49%
Portfolio turnover rate(c)	17%	15%	25%	14%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Developed EAFE All Cap Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.67	$11.57	$17.27	$16.59	$13.10
From Investment Operations
Net investment income(a)	0.12	0.10	0.09	0.05	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	1.07	(5.68)	1.17	3.58
Net increase (decrease) in net asset value from investment operations	(0.16)	1.17	(5.59)	1.22	3.64
Dividends and Distributions to Shareholders
From net investment income	(0.33)	(0.07)	—	(0.21)	(0.15)
From net realized gain on investments	—	—	(0.11)	(0.33)	—
Total dividends and distributions	(0.33)	(0.07)	(0.11)	(0.54)	(0.15)
Net asset value, end of year	$12.18	$12.67	$11.57	$17.27	$16.59
Total Return
Total return based on net asset value(b)	(1.24)%	10.11%	(32.34)%	7.36%	27.77%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$51,133	$73,054	$135,136	$43,030	$12,143
Ratio of net expenses to average net assets	0.72%	0.73%	0.71%	0.67%	0.76%
Ratio of net investment income to average net assets	0.95%	0.79%	0.80%	0.29%	0.43%
Portfolio turnover rate(c)	17%	15%	25%	14%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford EAFE Plus All Cap Fund

	Value	% of Total Net Assets
Airlines	$3,997,421	1.3%
Apparel	5,721,365	1.9
Auto Parts & Equipment	2,125,062	0.7
Banks	17,090,710	5.7
Beverages	7,738,500	2.6
Chemicals	7,020,840	2.4
Commercial Services	29,270,898	9.8
Computers	2,180,343	0.7
Cosmetics/Personal Care	11,885,734	4.0
Distribution/Wholesale	8,593,168	2.9
Diversified Financial Services	4,850,790	1.6
Electronics	11,090,203	3.7
Food	9,055,604	3.0
Hand/Machine Tools	5,541,018	1.9
Healthcare — Products	7,890,833	2.6
Healthcare — Services	6,540,436	2.2
Home Furnishings	1,835,632	0.6
Insurance	6,401,367	2.1
Internet	34,801,184	11.6
Investment Companies	13,161,816	4.4
Leisure Time	3,241,875	1.1
Machinery — Construction & Mining	8,670,776	2.9
Machinery — Diversified	15,263,030	5.1
Mining	3,555,878	1.2
Oil & Gas	2,786,747	0.9
Pharmaceuticals	2,609,604	0.9
Private Equity	3,509,830	1.2
Retail	10,652,361	3.6
Semiconductors	30,527,779	10.2
Software	3,986,126	1.3
Toys/Games/Hobbies	6,405,938	2.2
Transportation	6,758,041	2.3
Total Value of Investments	294,760,909	98.6
Other assets less liabilities	4,238,238	1.4
Net Assets	$298,999,147	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
COMMON STOCKS — 97.4%
AUSTRALIA — 1.2%
BHP Group Ltd.	145,764	$3,555,878
BELGIUM — 1.3%
Anheuser-Busch InBev SA/NV	80,135	4,011,876
BRAZIL — 3.6%
B3 SA — Brasil Bolsa Balcao	1,076,700	1,789,118
MercadoLibre, Inc. *	4,264	7,250,676
Raia Drogasil SA	504,536	1,795,893
		10,835,687
CHINA — 3.8%
Contemporary Amperex Technology Co., Ltd., Class A	58,604	2,125,062
Midea Group Co., Ltd., Class A	179,100	1,835,632
Prosus NV *	80,858	3,212,072
Tencent Holdings Ltd.	76,100	4,061,672
		11,234,438
DENMARK — 2.3%
DSV A/S	31,733	6,758,041
FRANCE — 5.0%
Air Liquide SA	25,809	4,195,505
LVMH Moet Hennessy Louis Vuitton SE	6,500	4,275,656
Remy Cointreau SA	31,161	1,887,221
SOITEC *	20,320	1,827,688
TotalEnergies SE	50,018	2,786,747
		14,972,817
GERMANY — 1.3%
Nemetschek SE	41,034	3,986,126
HONG KONG — 5.0%
AIA Group Ltd.	891,200	6,401,367
Hong Kong Exchanges & Clearing Ltd.	81,800	3,061,672
Techtronic Industries Co., Ltd.	421,500	5,541,018
		15,004,057

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
INDIA — 1.1%
HDFC Bank Ltd.	154,231	$3,189,545
ITALY — 1.3%
Ryanair Holdings PLC ADR	91,705	3,997,421
JAPAN — 15.9%
Chugai Pharmaceutical Co., Ltd.	59,200	2,609,604
Cosmos Pharmaceutical Corp.	63,500	2,707,474
Keyence Corp.	9,900	4,024,069
LY Corp.	695,100	1,837,909
Murata Manufacturing Co., Ltd.	174,500	2,768,413
Nippon Paint Holdings Co., Ltd.	437,600	2,825,335
Olympus Corp.	276,400	4,126,721
Recruit Holdings Co., Ltd.	87,900	6,109,746
Shimano, Inc.	24,100	3,241,875
Shiseido Co., Ltd.	160,200	2,832,844
SMC Corp.	10,100	3,922,049
Sysmex Corp.	205,300	3,764,112
Tokyo Electron Ltd.	22,300	3,352,122
Unicharm Corp.	412,500	3,400,659
		47,522,932
MEXICO — 0.6%
Fomento Economico Mexicano SAB de CV ADR	21,516	1,839,403
NETHERLANDS — 7.6%
Adyen NV *	3,538	5,257,747
ASML Holding NV	12,310	8,622,351
EXOR NV	53,766	4,929,042
IMCD NV	25,875	3,845,303
		22,654,443
PORTUGAL — 2.0%
Jeronimo Martins SGPS SA	313,909	5,999,251
SINGAPORE — 3.8%
United Overseas Bank Ltd.	422,973	11,232,417
The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
SOUTH KOREA — 0.6%
Samsung Electronics Co., Ltd.	52,487	$1,873,094
SWEDEN — 8.8%
Assa Abloy AB, B Shares	164,056	4,845,608
Atlas Copco AB, A Shares	479,431	7,316,911
Epiroc AB, B Shares	218,411	3,407,467
Investor AB, B Shares	310,824	8,232,774
Skandinaviska Enskilda Banken AB, A Shares	194,741	2,668,748
		26,471,508
SWITZERLAND — 5.4%
Cie Financiere Richemont SA	40,648	6,148,994
Lonza Group AG	11,081	6,540,436
Partners Group Holding AG	2,584	3,509,830
		16,199,260
TAIWAN — 5.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	457,000	14,852,524
UNITED KINGDOM — 18.3%
Ashtead Group PLC	64,519	3,991,667
Auto Trader Group PLC	754,782	7,468,462
Bunzl PLC	115,309	4,747,865
Burberry Group PLC	118,219	1,445,709
Games Workshop Group PLC	38,526	6,405,939
Greggs PLC	87,630	3,056,353
Intertek Group PLC	60,472	3,572,675
Rightmove PLC	538,529	4,310,175
Softcat PLC	114,280	2,180,343
Trainline PLC *	497,832	2,670,484
Unilever PLC	99,475	5,652,231
Weir Group PLC (The)	193,215	5,263,309
Wise PLC, Class A *	286,331	3,805,733
		54,570,945

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
UNITED STATES — 3.5%
Experian PLC	152,009	$6,533,329
Spotify Technology SA *	8,918	3,989,735
		10,523,064
Total Common Stocks
(cost $235,634,182)		291,284,727
PREFERRED STOCKS — 1.2%
GERMANY — 1.2%
Sartorius AG 0.35%	15,642	3,476,182
Total Preferred Stocks
(cost $1,642,763)		3,476,182
TOTAL INVESTMENTS — 98.6%
(cost $237,276,945)		$294,760,909
Other assets less liabilities — 1.4%		4,238,238
NET ASSETS — 100.0%		$298,999,147

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$31,525,254	$259,759,473	$—	$291,284,727
Preferred Stocks **	—	3,476,182	—	3,476,182
Total	$31,525,254	$263,235,655	$—	$294,760,909

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford EAFE Plus All Cap Fund

ASSETS
Investments, at value (cost $237,276,945)	$294,760,909
Cash	4,304,816
Tax reclaims receivable	477,294
Dividends receivable	152,640
Prepaid assets	23,227
Total Assets	299,718,886
LIABILITIES
Advisory fee payable	276,084
Capital shares purchased payable	154,112
Shareholder Servicing fee payable	76,565
Administration & Supervisory fee payable	33,671
Deferred India capital gains tax liability (Note A)	5,261
Trustee fee payable	4,818
Commitment fee payable	1,054
Accrued expenses	168,174
Total Liabilities	719,739
NET ASSETS	$298,999,147
COMPOSITION OF NET ASSETS
Paid-in capital	$244,783,538
Total distributable earnings	54,215,609
$298,999,147
Class 2 ($94,279,753 / 6,714,888 shares outstanding), unlimited authorized, no par value	$14.04
Class 3 ($129,653,037 / 9,270,863 shares outstanding), unlimited authorized, no par value	$13.99
Class K ($71,222,117 / 5,098,488 shares outstanding), unlimited authorized, no par value	$13.97
Institutional Class ($3,844,240 / 273,906 shares outstanding), unlimited authorized, no par value	$14.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford EAFE Plus All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $467,512)	$5,370,832
Interest	131,376
Windfall tax recovery (Note A)	117,546
Total Investment Income	5,619,754
EXPENSES
Advisory fee (Note B)	1,271,541
Shareholder Servicing fees — Class 2 shares (Note B)	238,425
Shareholder Servicing fees — Class 3 shares (Note B)	133,101
Administration & Supervisory fee — Class K shares (Note B)	144,770
Administration & Supervisory fee — Institutional Class shares (Note B)	8,138
Transfer agency	78,468
Sub-transfer agency — Institutional Class shares	646
Fund accounting	108,363
Professional fees	95,264
Custody	64,409
Legal	62,223
Registration fees	35,239
Trustees' fees	22,202
Line of Credit Interest	18,650
Commitment fees	4,923
Miscellaneous	19,789
Total Expenses	2,306,151
Net Investment Income	3,313,603
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments (net of India capital gains tax expense of $179,678)	42,422,029
Foreign currency transactions	46,253
42,468,282
Net change in unrealized (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of ($111,641)) (Note A)	(39,488,962)
Translation of net assets and liabilities denominated in foreign currencies	(44,393)
(39,533,355)
Net realized and unrealized gain	2,934,927
NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,248,530

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford EAFE Plus All Cap Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,313,603	$3,814,362
Net realized gain (loss)	42,468,282	(26,530,400)
Net change in unrealized appreciation (depreciation)	(39,533,355)	65,181,821
Net Increase in Net Assets from Operations	6,248,530	42,465,783
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(5,068,956)	—
Class 3	(7,484,805)	—
Class K	(3,911,099)	—
Institutional Class	(184,717)	—
Total Distributions to Shareholders	(16,649,577)	—
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	4,006,000	4,506,000
Class K	679,419	484,317
Institutional Class	79,577	1,756,326
Dividends reinvested:
Class 2	5,068,956	—
Class 3	7,484,804	—
Class K	3,902,405	—
Institutional Class	175,489	—
Cost of shares redeemed:
Class 2	(113,074,888)	—
Class 3	—	(6,176,550)
Class K	(49,972,066)	(17,201,568)
Institutional Class	(1,257,965)	(15,427,673)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(142,908,269)	(32,059,148)
Total Increase (Decrease) in Net Assets	(153,309,316)	10,406,635
NET ASSETS
Beginning of Year	452,308,463	441,901,828
End of Year	$298,999,147	$452,308,463

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$14.72		$13.37	$19.93	$21.15	$16.71
From Investment Operations
Net investment income(a)	0.13		0.11	0.11	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02	)(b)	1.24	(6.32)	0.63	4.73
Net increase (decrease) in net asset value from investment operations	0.11		1.35	(6.21)	0.70	4.80
Dividends and Distributions to Shareholders
From net investment income	(0.58)		—	(0.01)	(0.28)	(0.14)
From net realized gain on investments	(0.21)		—	(0.34)	(1.64)	(0.22)
Total dividends and distributions	(0.79)		—	(0.35)	(1.92)	(0.36)
Net asset value, end of year	$14.04		$14.72	$13.37	$19.93	$21.15
Total Return
Total return based on net asset value(c)	0.77%		10.09%	(31.17)%	3.31%	28.77%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$94,280		$199,195	$176,604	$179,913	$343,888
Ratio of net expenses to average net assets	0.66%		0.63%	0.64%	0.61%	0.62%
Ratio of net investment income to average net assets	0.88%		0.80%	0.80%	0.32%	0.42%
Portfolio turnover rate(d)	23%		16%	17%	10%	20%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains or losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 3 share outstanding throughout each period:

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period August 3, 2020 through(a) December 31, 2020
Net asset value, beginning of period	$14.72		$13.36	$19.90	$21.14	$17.57
From Investment Operations
Net investment income(b)	0.15		0.12	0.10	0.08	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03	)(c)	1.24	(6.29)	0.63	3.93
Net increase (decrease) in net asset value from investment operations	0.12		1.36	(6.19)	0.71	3.96
Dividends and Distributions to Shareholders
From net investment income	(0.64)		—	(0.01)	(0.31)	(0.17)
From net realized gain on investments	(0.21)		—	(0.34)	(1.64)	(0.22)
Total dividends and distributions	(0.85)		—	(0.35)	(1.95)	(0.39)
Net asset value, end of period	$13.99		$14.72	$13.36	$19.90	$21.14
Total Return
Total return based on net asset value(d)	0.84%		10.17%	(31.12)%	3.38%	22.49%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$129,653		$128,570	$122,784	$211,865	$146,565
Ratio of net expenses to average net assets	0.59%		0.56%	0.57%	0.54%	0.54%*
Ratio of net investment income to average net assets	0.97%		0.87%	0.69%	0.36%	0.35%*
Portfolio turnover rate(e)	23%		16%	17%	10%	20%

*  Annualized

(a)  Recommencement of investment operations. Class had no shareholders from April 9, 2018 to August 2, 2020. All shares of this class were redeemed at $16.18 on April 9, 2018. New Shares were issued at $17.57 on August 3, 2020.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains or losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$14.67		$13.32	$19.86	$21.09	$16.66
From Investment Operations
Net investment income(a)	0.13		0.11	0.10	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02	)(b)	1.24	(6.29)	0.63	4.73
Net increase (decrease) in net asset value from investment operations	0.11		1.35	(6.19)	0.70	4.80
Dividends and Distributions to Shareholders
From net investment income	(0.60)		—	(0.01)	(0.29)	(0.15)
From net realized gain on investments	(0.21)		—	(0.34)	(1.64)	(0.22)
Total dividends and distributions	(0.81)		—	(0.35)	(1.93)	(0.37)
Net asset value, end of year	$13.97		$14.67	$13.32	$19.86	$21.09
Total Return
Total return based on net asset value(c)	0.75%		10.14%	(31.19)%	3.33%	28.78%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$71,222		$119,604	$124,889	$166,910	$202,514
Ratio of net expenses to average net assets	0.66%		0.63%	0.64%	0.61%	0.62%
Ratio of net investment income to average net assets	0.87%		0.80%	0.70%	0.31%	0.40%
Portfolio turnover rate(d)	23%		16%	17%	10%	20%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains or losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford EAFE Plus All Cap Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$14.60		$13.28	$19.81	$21.05	$16.63
From Investment Operations
Net investment income(a)	0.14		0.11	0.10	0.05	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04	)(b)	1.21	(6.28)	0.62	4.72
Net increase (decrease) in net asset value from investment operations	0.10		1.32	(6.18)	0.67	4.77
Dividends and Distributions to Shareholders
From net investment income	(0.46)		—	(0.01)	(0.27)	(0.13)
From net realized gain on investments	(0.21)		—	(0.34)	(1.64)	(0.22)
Total dividends and distributions	(0.67)		—	(0.35)	(1.91)	(0.35)
Net asset value, end of year	$14.03		$14.60	$13.28	$19.81	$21.05
Total Return
Total return based on net asset value(c)	0.72%		9.94%	(31.22)%	3.20%	28.68%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,844		$4,940	$17,625	$42,442	$39,894
Ratio of net expenses to average net assets	0.67%		0.72%	0.73%	0.72%	0.72%
Ratio of net investment income to average net assets	0.92%		0.74%	0.65%	0.21%	0.30%
Portfolio turnover rate(d)	23%		16%	17%	10%	20%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains or losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets Equities Fund

	Value	% of Total Net Assets
Airlines	$36,693,591	0.7%
Apparel	38,493,509	0.8
Auto Manufacturers	107,094,343	2.1
Banks	527,689,213	10.3
Beverages	137,647,101	2.7
Biotechnology	22,534,397	0.4
Building Materials	77,317,501	1.5
Chemicals	12,079,919	0.2
Computers	116,877,333	2.3
Diversified Financial Services	141,500,658	2.8
Electronics	86,295,428	1.7
Gas	17,802,647	0.3
Home Furnishings	191,779,585	3.7
Insurance	117,907,635	2.3
Internet	1,156,629,503	22.6
Mining	216,036,596	4.2
Miscellaneous Manufacturing	44,614,971	0.9
Oil & Gas	403,434,247	7.9
Real Estate	43,279,944	0.8
Retail	192,733,516	3.8
Semiconductors	1,154,624,525	22.5
Software	152,040,460	3.0
Telecommunications	98,997,966	1.9
Transportation	36,404,953	0.7
Total Value of Investments	5,130,509,541	100.1
Other assets less liabilities	(5,841,508)	(0.1)
Net Assets	$5,124,668,033	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
COMMON STOCKS — 98.1%
BRAZIL — 9.2%
B3 SA — Brasil Bolsa Balcao	24,767,000	$41,154,545
Banco Bradesco SA ADR	12,759,463	24,370,574
MercadoLibre, Inc. *	114,359	194,460,618
Natura & Co. Holding SA	13,105,200	27,044,210
NU Holdings Ltd., Class A *	4,519,361	46,820,580
Petroleo Brasileiro SA ADR	10,902,864	140,210,831
		474,061,358
CHILE — 0.8%
Lundin Mining Corp.	3,307,174	28,459,941
Sociedad Quimica y Minera de Chile SA ADR	332,231	12,079,919
		40,539,860
CHINA — 27.0%
Alibaba Group Holding Ltd.	15,837,920	167,618,362
Anker Innovations Technology Co., Ltd., Class A	4,846,300	64,485,767
Baidu, Inc., Class A *	4,302,350	45,375,216
BeiGene Ltd. *	1,580,495	22,534,397
Brilliance China Automotive Holdings Ltd.	47,202,000	23,003,409
China Merchants Bank Co., Ltd., Class H	13,065,500	66,691,289
Haidilao International Holding Ltd.	12,861,000	25,964,126
Haier Smart Home Co., Ltd., Class H	13,861,880	48,435,747
JD.com, Inc., Class A	2,672,485	46,402,926
KE Holdings, Inc. ADR	359,307	6,618,435
KE Holdings, Inc., Class A	6,021,824	36,661,509
Kuaishou Technology *	4,056,200	21,277,055
Kweichow Moutai Co., Ltd., Class A	426,500	88,586,784
Li Ning Co., Ltd.	9,095,000	19,003,273
Luckin Coffee, Inc. ADR *	1,873,915	48,103,398
Lufax Holding Ltd. ADR	1,585,838	3,790,153
Meituan, Class B *	5,755,500	111,906,321
Midea Group Co., Ltd., Class A	7,694,070	78,858,072
Ping An Insurance Group Co. of China Ltd., Class H	12,254,500	71,926,027
Shenzhou International Group Holdings Ltd.	4,880,600	38,493,509
Silergy Corp.	4,049,000	49,699,349
Tencent Holdings Ltd.	4,388,200	234,210,639
Tencent Music Entertainment Group ADR	3,146,710	35,715,158

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
Zijin Mining Group Co., Ltd., Class H	16,772,000	$30,269,682
		1,385,630,603
INDIA — 14.7%
Axis Bank Ltd.	7,813,218	96,884,783
Delhivery Ltd. *	9,025,618	36,404,953
HDFC Life Insurance Co., Ltd.	6,391,269	45,981,608
Hyundai Motor India Ltd. *	367,766	7,758,359
Jio Financial Services Ltd. *	15,974,031	55,576,651
Kotak Mahindra Bank Ltd.	2,505,864	52,160,425
PB Fintech Ltd. *	1,782,814	43,767,760
Reliance Industries Ltd.	11,957,442	169,348,578
Tata Consultancy Services Ltd.	2,098,662	100,151,269
Tech Mahindra Ltd.	3,553,139	70,565,997
UltraTech Cement Ltd.	417,292	55,584,099
WNS Holdings Ltd. *	352,945	16,726,063
		750,910,545
INDONESIA — 1.5%
Bank Rakyat Indonesia Persero Tbk PT	300,682,063	75,906,773
KAZAKHSTAN — 0.7%
Kaspi.KZ JSC ADR	398,128	37,706,703
MEXICO — 3.2%
Cemex SAB de CV, Participating Certificate, ADR	3,853,440	21,733,401
Fomento Economico Mexicano SAB de CV ADR	573,872	49,060,317
Grupo Financiero Banorte SAB de CV, Class O	8,980,514	57,868,777
Wal-Mart de Mexico SAB de CV	12,717,983	33,473,834
		162,136,329
PANAMA — 0.7%
Copa Holdings SA, Class A	417,542	36,693,591
PERU — 0.9%
Credicorp Ltd.	262,196	48,065,771

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
POLAND — 1.2%
Allegro.eu SA *	5,724,236	$37,510,807
KGHM Polska Miedz SA	821,627	22,893,183
		60,403,990
RUSSIA — 0.0% (a)
MMC Norilsk Nickel PJSC *(b)	54,812,700	0
MMC Norilsk Nickel PJSC ADR *(b)	2	0
Moscow Exchange MICEX-RTS PJSC *(b)	14,557,370	0
Sberbank of Russia PJSC *(b)	31,444,360	0
		0
SAUDI ARABIA — 0.8%
Saudi Tadawul Group Holding Co.	710,509	40,979,310
SINGAPORE — 1.6%
Sea Ltd. ADR *	760,414	80,679,926
SOUTH AFRICA — 3.6%
FirstRand Ltd.	7,732,346	31,015,959
Impala Platinum Holdings Ltd. *	10,224,930	47,806,094
Naspers Ltd., N Shares	468,973	103,857,586
		182,679,639
SOUTH KOREA — 8.3%
Coupang, Inc. *	2,825,310	62,100,314
Hyundai Motor Co.	537,664	76,332,575
NAVER Corp. *	116,275	15,514,576
Samsung Electronics Co., Ltd.	4,013,613	143,233,053
SK Hynix, Inc.	1,140,524	130,693,016
		427,873,534
TAIWAN — 19.0%
Accton Technology Corp.	4,212,000	98,997,967
E Ink Holdings, Inc.	4,395,000	36,596,078
MediaTek, Inc.	2,465,000	105,969,701
Taiwan Semiconductor Manufacturing Co., Ltd.	22,499,310	731,228,754
		972,792,500

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
THAILAND — 2.5%
Fabrinet *	202,906	$44,614,972
PTT Exploration & Production PCL	6,416,700	22,554,591
SCB X PCL	8,120,800	27,904,282
Valeura Energy, Inc. *	6,057,211	30,592,613
		125,666,458
VIETNAM — 0.7%
Mobile World Investment Corp.	16,366,200	39,144,674
ZAMBIA — 1.7%
First Quantum Minerals Ltd. *	6,718,523	86,607,695
Total Common Stocks
(cost $4,374,151,395)		5,028,479,259
PREFERRED STOCKS — 2.0%
BRAZIL — 1.1%
Petroleo Brasileiro SA ADR 12.73%	3,439,834	40,727,635
Raizen SA 1.22%	50,954,810	17,802,647
		58,530,282
SOUTH KOREA — 0.9%
Samsung Electronics Co., Ltd. 3.27%	1,464,549	43,500,000
Total Preferred Stocks
(cost $125,907,058)		102,030,282
TOTAL INVESTMENTS — 100.1% **
(cost $4,500,058,453)		$5,130,509,541
Other assets less liabilities — (0.1)%		(5,841,508)
NET ASSETS — 100.0%		$5,124,668,033

(a)  Amount rounds to less than 0.1%.

(b)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

**  The Total Investments percentage exceeds 100% due to the timing of settling transactions and not as a result of borrowings for investment purposes.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets Equities Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$1,154,311,943	$3,874,167,316	$0	$5,028,479,259
Preferred Stocks **	40,727,635	61,302,647	—	102,030,282
Total	$1,195,039,578	$3,935,469,963	$0	$5,130,509,541

**  Refer to Portfolio of Investments for further detail.

There were no transfers into or out of Level 3 during the year ended December 31, 2024.

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in 2022 in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. These market conditions have not changed during the year ended December 31, 2024 and as a result, management continue to value all the Russian securities listed in the Portfolio of Investments at $0 and include them within Level 3.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets Equities Fund

ASSETS
Investments, at value (cost $4,500,058,453)	$5,130,509,541
Cash	13,390,399
Foreign cash, at value (cost $3,775,021)	3,771,494
Dividends receivable	20,261,471
Capital shares sold receivable	12,000,360
Receivable for investments sold	3,928,709
Tax reclaims receivable	107,881
Receivable for India capital gains tax refunds (Note A)	157,141
Prepaid assets	40,168
Total Assets	5,184,167,164
LIABILITIES
Advisory fee payable	7,154,963
Deferred India capital gains tax liability (Note A)	28,363,343
Capital shares purchased payable	20,499,017
Administration & Supervisory fee payable	1,621,347
Shareholder Servicing fee payable	187,366
Trustee fee payable	84,071
Commitment fee payable	18,393
Accrued expenses	1,570,631
Total Liabilities	59,499,131
NET ASSETS	$5,124,668,033
COMPOSITION OF NET ASSETS
Paid-in capital	$5,124,260,021
Total accumulated (loss)	408,012
$5,124,668,033
NET ASSET VALUE, PER SHARE
Class 2 ($87,006,415 / 4,517,255 shares outstanding), unlimited authorized, no par value	$19.26
Class 3 ($188,291,558 / 9,673,872 shares outstanding), unlimited authorized, no par value	$19.46
Class 4 ($225,921,554 / 11,615,014 shares outstanding), unlimited authorized, no par value	$19.45
Class 5 ($1,060,158,973 / 52,770,040 shares outstanding), unlimited authorized, no par value	$20.09
Class K ($2,374,315,244 / 123,878,837 shares outstanding), unlimited authorized, no par value	$19.17
Institutional Class ($1,188,974,289 / 62,059,084 shares outstanding), unlimited authorized, no par value	$19.16

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford Emerging Markets Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $14,214,794)	$170,982,615
Interest	1,371,719
Total Investment Income	172,354,334
EXPENSES
Advisory fee (Note B)	26,843,292
Shareholder Servicing fees — Class 2 shares (Note B)	121,649
Shareholder Servicing fees — Class 3 shares (Note B)	217,399
Shareholder Servicing fees — Class 4 shares (Note B)	160,063
Shareholder Servicing fees — Class 5 shares (Note B)	215,605
Administration & Supervisory fee — Class K shares (Note B)	4,120,071
Administration & Supervisory fee — Institutional Class shares (Note B)	1,861,711
Transfer agency	240,270
Sub-transfer agency — Institutional Class shares	928,366
Custody	2,053,997
Fund accounting	849,269
Legal	848,452
Trustees' fees	322,085
Registration fees	124,637
Commitment fees	71,222
Professional fees	46,042
Miscellaneous	240,540
Total Expenses	39,264,670
Net Investment Income	133,089,664
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments (net of India capital gains tax expense of $4,068,732)	(56,040,034)
Foreign currency transactions	(2,314,528)
(58,354,562)
Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of $8,260,054) (Note A)	191,861,514
Translation of net assets and liabilities denominated in foreign currencies	(81,406)
191,780,108
Net realized and unrealized gain	133,425,546
NET INCREASE IN NET ASSETS FROM OPERATIONS	$266,515,210

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets Equities Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$133,089,664	$115,530,746
Net realized (loss)	(58,354,562)	(93,942,921)
Net change in unrealized appreciation	191,780,108	600,953,916
Net Increase in Net Assets from Operations	266,515,210	622,541,741
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(2,970,188)	(2,285,172)
Class 3	(6,404,724)	(8,760,446)
Class 4	(7,787,109)	(8,383,004)
Class 5	(35,912,627)	(42,890,720)
Class K	(81,659,764)	(87,821,473)
Institutional Class	(40,323,189)	(35,994,844)
Total Distributions to Shareholders	(175,057,601)	(186,135,659)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	25,006,000	8,784
Class 3	—	201,955,627 *
Class 4	—	215,035,903 *
Class 5	16,800,000	12,552,499
Class K	365,179,690 *	428,176,206 *
Institutional Class	434,342,491 *	300,373,191 *
Dividends reinvested:
Class 2	2,970,188	2,285,172
Class 3	6,404,724	8,760,446
Class 4	7,787,109	8,383,004
Class 5	35,912,627	42,890,720
Class K	69,935,064	74,746,645
Institutional Class	39,196,634	34,987,667
Cost of shares redeemed:
Class 2	(120,000)	(120,000)
Class 3	(53,000,000)	(232,848,613)*
Class 4	—	(201,944,954)*
Class 5	(127,000,000)	(220,000,000)
Class K	(344,833,406)*	(411,390,842)*
Institutional Class	(225,034,398)*	(323,633,729)*
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	253,546,723	(59,782,274)
Total Increase in Net Assets	345,004,332	376,623,808
NET ASSETS
Beginning of Year	4,779,663,701	4,403,039,893
End of Year	$5,124,668,033	$4,779,663,701

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$18.82	$17.13	$24.55	$27.66	$21.71
From Investment Operations
Net investment income(a)	0.49	0.46	0.77	0.34	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.63	1.99	(7.26)	(2.76)	6.11
Net increase (decrease) in net asset value from investment operations	1.12	2.45	(6.49)	(2.42)	6.30
Dividends and Distributions to Shareholders
From net investment income	(0.68)	(0.76)	(0.93)	(0.33)	(0.35)
From net realized gain on investments	—	—	—	(0.36)	—
Total dividends and distributions	(0.68)	(0.76)	(0.93)	(0.69)	(0.35)
Net asset value, end of year	$19.26	$18.82	$17.13	$24.55	$27.66
Total Return
Total return based on net asset value(b)	5.97%	14.32%	(26.44)%	(8.75)%	29.06%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$87,006	$59,144	$51,848	$66,301	$144,906
Ratio of net expenses to average net assets	0.79%	0.81%	0.83%	0.78%	0.80%
Ratio of net investment income to average net assets	2.42%	2.47%	3.96%	1.20%	0.90%
Portfolio turnover rate(c)	21%	23%	15%	19%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$19.00	$17.28	$24.76	$27.92	$21.91
From Investment Operations
Net investment income(a)	0.56	0.55	0.78	0.50	0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.59	1.93	(7.32)	(2.93)	6.18
Net increase (decrease) in net asset value from investment operations	1.15	2.48	(6.54)	(2.43)	6.38
Dividends and Distributions to Shareholders
From net investment income	(0.69)	(0.76)	(0.94)	(0.37)	(0.37)
From net realized gain on investments	—	—	—	(0.36)	—
Total dividends and distributions	(0.69)	(0.76)	(0.94)	(0.73)	(0.37)
Net asset value, end of year	$19.46	$19.00	$17.28	$24.76	$27.92
Total Return
Total return based on net asset value(b)	6.04%	14.40%	(26.39)%	(8.68)%	29.15%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$188,292	$226,753	$214,704	$291,674	$168,460
Ratio of net expenses to average net assets	0.72%	0.74%	0.76%	0.71%	0.73%
Ratio of net investment income to average net assets	2.73%	2.94%	3.97%	1.79%	0.95%
Portfolio turnover rate(c)	21%	23%	15%	19%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Year Ended December 31, 2024	For the Period July 14, 2023(a) through December 31, 2023	For the Period January 1, 2023 through April 13, 2023(a)		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period January 10, 2020(b) through December 31, 2020
Net asset value, beginning of period	$18.99	$19.96	$17.54		$25.11	$28.30	$22.69
From Investment Operations
Net investment income(c)	0.55	0.19	0.07		0.80	0.47	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.60	(0.38)	1.42		(7.42)	(2.93)	5.76
Net increase (decrease) in net asset value from investment operations	1.15	(0.19)	1.49		(6.62)	(2.46)	5.98
Dividends and Distributions to Shareholders
From net investment income	(0.69)	(0.78)	—		(0.95)	(0.37)	(0.37)
From net realized gain on investments	—	—	—		—	(0.36)	—
Total dividends and distributions	(0.69)	(0.78)	—		(0.95)	(0.73)	(0.37)
Net asset value, end of period	$19.45	$18.99	$19.03		$17.54	$25.11	$28.30
Total Return
Total return based on net asset value(d)	6.07%	(0.94)%	8.48%		(26.37)%	(8.66)%	26.45%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$225,922	$212,997	$201,945		$186,171	$252,837	$276,791
Ratio of net expenses to average net assets	0.69%	0.71%*	0.71	%*	0.73%	0.68%	0.70%*
Ratio of net investment income to average net assets	2.69%	2.10%*	1.36	%*	4.00%	1.64%	1.05%*
Portfolio turnover rate(e)	21%	23%	23%		15%	19%	24%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 13, 2023 to July 13, 2023. All shares of this class were redeemed on April 13, 2023 at $19.03. New shares were issued at $19.96 on July 14, 2023.

(b)  Recommencement of investment operations. Class had no shareholders from October 10, 2016 to January 09, 2020. All shares of this class were redeemed on October 10, 2016 at $16.93. New shares were issued at $22.69 on January 10, 2020.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$19.59	$17.80	$25.47	$28.69	$22.50
From Investment Operations
Net investment income(a)	0.58	0.52	0.82	0.49	0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.62	2.05	(7.53)	(2.96)	6.33
Net increase (decrease) in net asset value from investment operations	1.20	2.57	(6.71)	(2.47)	6.57
Dividends and Distributions to Shareholders
From net investment income	(0.70)	(0.78)	(0.96)	(0.39)	(0.38)
From net realized gain on investments	—	—	—	(0.36)	—
Total dividends and distributions	(0.70)	(0.78)	(0.96)	(0.75)	(0.38)
Net asset value, end of year	$20.09	$19.59	$17.80	$25.47	$28.69
Total Return
Total return based on net asset value(b)	6.12%	14.48%	(26.33)%	(8.61)%	29.25%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,060,159	$1,115,352	$1,162,457	$1,746,589	$1,953,356
Ratio of net expenses to average net assets	0.64%	0.66%	0.68%	0.63%	0.65%
Ratio of net investment income to average net assets	2.73%	2.68%	4.01%	1.68%	1.08%
Portfolio turnover rate(c)	21%	23%	15%	19%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$18.72	$17.04	$24.44	$27.56	$21.64
From Investment Operations
Net investment income(a)	0.52	0.45	0.76	0.44	0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.60	1.99	(7.23)	(2.85)	6.08
Net increase (decrease) in net asset value from investment operations	1.12	2.44	(6.47)	(2.41)	6.28
Dividends and Distributions to Shareholders
From net investment income	(0.67)	(0.76)	(0.93)	(0.35)	(0.36)
From net realized gain on investments	—	—	—	(0.36)	—
Total dividends and distributions	(0.67)	(0.76)	(0.93)	(0.71)	(0.36)
Net asset value, end of year	$19.17	$18.72	$17.04	$24.44	$27.56
Total Return
Total return based on net asset value(b)	6.00%	14.30%	(26.47)%	(8.72)%	29.04%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$2,374,315	$2,233,351	$1,949,586	$2,654,520	$2,441,338
Ratio of net expenses to average net assets	0.79%	0.81%	0.83%	0.78%	0.80%
Ratio of net investment income to average net assets	2.59%	2.45%	3.94%	1.58%	0.95%
Portfolio turnover rate(c)	21%	23%	15%	19%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets Equities Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$18.72	$17.04	$24.43	$27.55	$21.64
From Investment Operations
Net investment income(a)	0.49	0.44	0.74	0.41	0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.61	1.98	(7.22)	(2.85)	6.07
Net increase (decrease) in net asset value from investment operations	1.10	2.42	(6.48)	(2.44)	6.25
Dividends and Distributions to Shareholders
From net investment income	(0.66)	(0.74)	(0.91)	(0.32)	(0.34)
From net realized gain on investments	—	—	—	(0.36)	—
Total dividends and distributions	(0.66)	(0.74)	(0.91)	(0.68)	(0.34)
Net asset value, end of year	$19.16	$18.72	$17.04	$24.43	$27.55
Total Return
Total return based on net asset value(b)	5.89%	14.21%	(26.52)%	(8.82)%	28.91%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,188,974	$932,066	$838,274	$1,203,032	$1,226,335
Ratio of net expenses to average net assets	0.87%	0.89%	0.91%	0.87%	0.89%
Ratio of net investment income to average net assets	2.44%	2.40%	3.81%	1.46%	0.86%
Portfolio turnover rate(c)	21%	23%	15%	19%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets ex China Fund

	Value	% of Total Net Assets
Airlines	$6,327	0.6%
Auto Manufacturers	14,907	1.5
Auto Parts & Equipment	10,277	1.0
Banks	117,612	11.9
Beverages	12,995	1.3
Building Materials	15,798	1.6
Chemicals	2,291	0.2
Computers	22,692	2.3
Diversified Financial Services	25,995	2.6
Electronics	1,058	0.1
Gas	3,389	0.4
Insurance	12,619	1.3
Internet	142,040	14.4
Investment Companies	5,145	0.5
Machinery — Diversified	5,979	0.6
Mining	56,146	5.7
Miscellaneous Manufacturing	17,472	1.8
Oil & Gas	84,658	8.6
Retail	21,748	2.2
Semiconductors	313,402	31.8
Software	30,815	3.1
Telecommunications	23,504	2.4
Transportation	8,716	0.9
Total Value of Investments	955,585	96.8
Other assets less liabilities	31,196	3.2
Net Assets	$986,781	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
COMMON STOCKS — 94.4%
BRAZIL — 10.9%
B3 SA — Brasil Bolsa Balcao	4,400	$7,311
Banco Bradesco SA ADR	2,757	5,266
MercadoLibre, Inc. *	24	40,811
Natura & Co. Holding SA	2,800	5,778
NU Holdings Ltd., Class A *	1,359	14,079
Petroleo Brasileiro SA ADR	1,996	25,669
Raia Drogasil SA	700	2,492
WEG SA	700	5,979
		107,385
CANADA — 1.1%
Ivanhoe Mines Ltd., Class A *	892	10,587
CHILE — 0.9%
Lundin Mining Corp.	715	6,153
Sociedad Quimica y Minera de Chile SA ADR	63	2,291
		8,444
INDIA — 18.9%
Axis Bank Ltd.	1,934	23,982
Delhivery Ltd. *	2,161	8,717
Escorts Kubota Ltd.	178	6,918
HDFC Life Insurance Co., Ltd.	1,754	12,619
ICICI Bank Ltd.	716	10,698
Jio Financial Services Ltd. *	3,414	11,878
Kotak Mahindra Bank Ltd.	477	9,929
PB Fintech Ltd. *	316	7,758
Reliance Industries Ltd.	2,486	35,208
Samvardhana Motherson International Ltd.	5,661	10,277
Tata Consultancy Services Ltd.	406	19,375
Tech Mahindra Ltd.	789	15,670
UltraTech Cement Ltd.	81	10,789
WNS Holdings Ltd. *	70	3,317
		187,135
INDONESIA — 1.9%
Bank Mandiri Persero Tbk PT	17,800	6,266

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
Bank Rakyat Indonesia Persero Tbk PT	50,400	$12,723
		18,989
KAZAKHSTAN — 0.7%
Kaspi.KZ JSC ADR	78	7,387
MEXICO — 3.7%
Cemex SAB de CV, Participating Certificate, ADR	888	5,008
Fomento Economico Mexicano SAB de CV ADR	152	12,995
Grupo Financiero Banorte SAB de CV, Class O	1,686	10,864
Wal-Mart de Mexico SAB de CV	2,940	7,738
		36,605
PANAMA — 0.6%
Copa Holdings SA, Class A	72	6,327
PERU — 1.2%
Credicorp Ltd.	63	11,549
POLAND — 1.4%
Allegro.eu SA *	1,190	7,798
KGHM Polska Miedz SA	210	5,851
		13,649
RUSSIA — 0.0% (a)
MMC Norilsk Nickel PJSC *(b)	9,400	0
MMC Norilsk Nickel PJSC ADR *(b)	6	0
Moscow Exchange MICEX-RTS PJSC *(b)	2,760	0
Sberbank of Russia PJSC *(b)	5,512	0
		0
SAUDI ARABIA — 0.7%
Saudi Tadawul Group Holding Co.	118	6,806
SINGAPORE — 3.6%
Sea Ltd. ADR *	334	35,437
SOUTH AFRICA — 6.0%
FirstRand Ltd.	1,342	5,383
Impala Platinum Holdings Ltd. *	2,487	11,628
Naspers Ltd., N Shares	167	36,983

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
Remgro Ltd.	626	$5,145
		59,139
SOUTH KOREA — 10.3%
Coupang, Inc. *	567	12,463
Hyundai Motor Co.	105	14,907
Koh Young Technology, Inc. *	194	1,058
NAVER Corp. *	40	5,337
NCSoft Corp. *	26	3,211
Samsung Electronics Co., Ltd.	1,114	39,755
SK Hynix, Inc.	215	24,637
		101,368
TAIWAN — 26.5%
Accton Technology Corp.	1,000	23,504
MediaTek, Inc.	1,000	42,990
Taiwan Semiconductor Manufacturing Co., Ltd.	6,000	195,000
		261,494
THAILAND — 3.2%
Fabrinet *	48	10,554
PTT Exploration & Production PCL	1,700	5,976
SCB X PCL	2,000	6,872
Valeura Energy, Inc. *	1,554	7,849
		31,251
VIETNAM — 0.6%
Mobile World Investment Corp.	2,400	5,740
ZAMBIA — 2.2%
First Quantum Minerals Ltd. *	1,701	21,927
Total Common Stocks
(cost $945,791)		931,219
PREFERRED STOCKS — 2.4%
BRAZIL — 1.3%
Petroleo Brasileiro SA ADR 12.73%	841	9,958
Raizen SA 1.22%	9,700	3,389
		13,347

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
SOUTH KOREA — 1.1%
Samsung Electronics Co., Ltd. 3.27%	371	$11,019
Total Preferred Stocks
(cost $39,981)		24,366
TOTAL INVESTMENTS — 96.8%
(cost $985,772)		$955,585
Other assets less liabilities — 3.2%		31,196
NET ASSETS — 100.0%		$986,781

(a)  Amount rounds to less than 0.1%.

(b)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$269,395	$661,824	$0	$931,219
Preferred Stocks **	9,958	14,408	—	24,366
Total	$279,353	$676,232	$0	$955,585

**  Refer to Portfolio of Investments for further detail.

There were no transfers into or out of Level 3 during the year ended December 31, 2024

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in 2022 in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. These market conditions have not changed during the year ended December 31, 2024 and as a result, management continue to value all the Russian securities listed in the Portfolio of Investments at $0 and include them within Level 3.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Emerging Markets ex China Fund

ASSETS
Investments, at value (cost $985,772)	$955,585
Cash	8,338
Foreign cash, at value (cost $730)	729
Due from Manager	110,200
Dividends receivable	4,192
Receivable for investments sold	333
Prepaid assets	25,832
Total Assets	1,105,209
LIABILITIES
Advisory fee payable	1,438
Deferred India capital gains tax liability (Note A)	5,328
Administration & Supervisory fee payable	444
Trustee fee payable	16
Commitment fee payable	4
Accrued expenses	111,198
Total Liabilities	118,428
NET ASSETS	$986,781
COMPOSITION OF NET ASSETS
Paid-in capital	$1,086,367
Total accumulated (loss)	(99,586)
$986,781
NET ASSET VALUE, PER SHARE
Class K ($493,390 / 55,420 shares outstanding), unlimited authorized, no par value	$8.90
Institutional Class ($493,391 / 55,420 shares outstanding), unlimited authorized, no par value	$8.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford Emerging Markets ex China Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,896)	$22,975
Interest	215
Total Investment Income	23,190
EXPENSES
Advisory fee (Note B)	5,555
Administration & Supervisory fee — Class K shares (Note B)	858
Administration & Supervisory fee — Institutional Class shares (Note B)	858
Transfer agency	35,341
Fund accounting	106,910
Professional fees	43,041
Registration fees	34,404
Custody	12,349
Legal	168
Trustees' fees	64
Commitment fees	14
Miscellaneous	4,698
Total Expenses	244,260
Fees waived/expenses reimbursed	(235,473)
Total Expenses after Waiver	8,787
Net Investment Income	14,403
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments (net of India capital gains tax expense of $194)	(3,609)
Foreign currency transactions	(307)
(3,916)
Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of $2,330) (Note A)	46,580
Translation of net assets and liabilities denominated in foreign currencies	(25)
46,555
Net realized and unrealized gain	42,639
NET INCREASE IN NET ASSETS FROM OPERATIONS	$57,042

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets ex China Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$14,403	$22,549
Net realized (loss)	(3,916)	(26,708)
Net change in unrealized appreciation	46,555	183,575
Net Increase in Net Assets from Operations	57,042	179,416
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(13,180)	(12,440)
Institutional Class	(13,180)	(12,441)
Total Distributions to Shareholders	(26,360)	(24,881)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Dividends reinvested:
Class K	13,180	12,440
Institutional Class	13,180	12,441
Increase in Net Assets from Transactions in Shares of Beneficial Interest	26,360	24,881
Total Increase in Net Assets	57,042	179,416
NET ASSETS
Beginning of Year	929,739	750,323
End of Year	$986,781	$929,739

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets ex China Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$8.62	$7.15	$10.02	$10.00
From Investment Operations
Net investment income(b)	0.13	0.21	0.34	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.39	1.50	(2.85)	0.01
Net increase (decrease) in net asset value from investment operations	0.52	1.71	(2.51)	0.02
Dividends and Distributions to Shareholders
From net investment income	(0.24)	(0.24)	(0.36)	—
Total dividends and distributions	(0.24)	(0.24)	(0.36)	—
Net asset value, end of period	$8.90	$8.62	$7.15	$10.02
Total Return
Total return based on net asset value(c)	6.07%	23.87%	(25.07)%	0.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$493	$465	$375	$501
Ratio of net expenses to average net assets, before waiver	24.18%	27.12%	19.57%	328.89	%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87%	0.87%	0.87	%*
Ratio of net investment income to average net assets	1.42%	2.66%	4.24%	17.62	%*
Portfolio turnover rate(d)	15%	36%	13%	—%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Emerging Markets ex China Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$8.62	$7.15	$10.02	$10.00
From Investment Operations
Net investment income(b)	0.13	0.21	0.34	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.39	1.50	(2.85)	0.01
Net increase (decrease) in net asset value from investment operations	0.52	1.71	(2.51)	0.02
Dividends and Distributions to Shareholders
From net investment income	(0.24)	(0.24)	(0.36)	—
Total dividends and distributions	(0.24)	(0.24)	(0.36)	—
Net asset value, end of period	$8.90	$8.62	$7.15	$10.02
Total Return
Total return based on net asset value(c)	6.07%	23.87%	(25.07)%	0.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$493	$465	$375	$501
Ratio of net expenses to average net assets, before waiver	24.18%	27.12%	19.57%	328.89	%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87%	0.87%	0.87	%*
Ratio of net investment income to average net assets	1.42%	2.66%	4.24%	17.62	%*
Portfolio turnover rate(d)	15%	36%	13%	—%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Global Alpha Equities Fund

	Value	% of Total Net Assets
Advertising	$13,713,048	1.9%
Aerospace/Defense	6,172,066	0.8
Airlines	16,916,582	2.3
Apparel	2,430,546	0.3
Auto Manufacturers	5,442,389	0.7
Auto Parts & Equipment	10,660,290	1.4
Banks	—	0.0
Beverages	5,005,724	0.7
Biotechnology	16,980,636	2.3
Building Materials	43,190,410	5.8
Chemicals	6,524,480	0.9
Commercial Services	55,900,802	7.6
Cosmetics/Personal Care	2,535,767	0.3
Distribution/Wholesale	4,041,913	0.6
Diversified Financial Services	20,503,717	2.8
Electrical Components & Equipment	8,142,377	1.1
Engineering & Construction	4,922,913	0.7
Healthcare — Products	17,259,637	2.3
Healthcare — Services	24,179,064	3.3
Home Builders	2,933,799	0.4
Insurance	22,127,305	3.0
Internet	190,962,842	25.8
Leisure Time	11,158,980	1.5
Machinery — Construction & Mining	3,779,243	0.5
Machinery — Diversified	11,617,333	1.6
Media	9,821,696	1.3
Metal Fabricate/Hardware	5,455,048	0.7
Mining	7,461,205	1.0
Oil & Gas	13,415,274	1.8
Pharmaceuticals	11,055,032	1.5
Private Equity	3,657,842	0.5
Real Estate	14,451,067	2.0
Retail	27,127,296	3.7
Semiconductors	89,480,042	12.1
Software	46,324,947	6.3
Total Value of Investments	735,351,312	99.5
Other assets less liabilities	3,887,580	0.5
Net Assets	$739,238,892	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
COMMON STOCKS — 99.5%
AUSTRALIA — 1.0%
BHP Group Ltd.	305,323	$7,461,205
BRAZIL — 2.3%
B3 SA — Brasil Bolsa Balcao	2,086,500	3,467,072
MercadoLibre, Inc. *	5,162	8,777,671
Petroleo Brasileiro SA ADR	351,380	4,518,747
		16,763,490
CANADA — 3.1%
Brookfield Corp.	63,670	3,657,842
Shopify, Inc., Class A *	136,489	14,512,875
Stella-Jones, Inc.	92,113	4,561,915
		22,732,632
CHINA — 6.3%
Contemporary Amperex Technology Co., Ltd., Class A	226,000	8,195,071
Kweichow Moutai Co., Ltd., Class A	24,100	5,005,724
Li Auto, Inc., Class A *	455,636	5,442,389
PDD Holdings, Inc. ADR *	57,211	5,548,895
Prosus NV *	559,007	22,206,468
		46,398,547
DENMARK — 1.8%
Genmab A/S *	12,463	2,602,806
Novo Nordisk A/S, B Shares	128,127	11,055,032
		13,657,838
FRANCE — 1.4%
LVMH Moet Hennessy Louis Vuitton SE	3,695	2,430,546
Nexans SA	28,618	3,091,648
Sartorius Stedim Biotech	12,110	2,364,227
SOITEC *	31,308	2,816,007
		10,702,428
HONG KONG — 1.0%
AIA Group Ltd.	1,060,000	7,613,834

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
INDIA — 1.2%
Reliance Industries Ltd. GDR	156,629	$8,896,527
ISRAEL — 0.3%
Mobileye Global, Inc., Class A *	123,756	2,465,219
ITALY — 2.3%
Ryanair Holdings PLC ADR	388,084	16,916,581
JAPAN — 3.3%
CyberAgent, Inc.	350,400	2,411,287
Nippon Paint Holdings Co., Ltd.	604,500	3,902,913
Olympus Corp.	518,600	7,742,827
Rakuten Group, Inc. *	628,100	3,383,876
Shiseido Co., Ltd.	143,400	2,535,767
SMC Corp.	10,600	4,116,210
		24,092,880
NETHERLANDS — 2.0%
Adyen NV *	6,995	10,395,122
ASM International NV	7,858	4,543,382
		14,938,504
NORWAY — 0.6%
Schibsted ASA, Class A	149,068	4,609,513
RUSSIA — 0.0% (a)
Sberbank of Russia PJSC *(b)	1,284,860	0
SINGAPORE — 0.9%
Sea Ltd. ADR *	64,157	6,807,058
SOUTH KOREA — 1.5%
Coupang, Inc. *	287,758	6,324,921
Samsung Electronics Co., Ltd.	113,879	4,063,979
		10,388,900

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
SWEDEN — 1.5%
Atlas Copco AB, B Shares	555,186	$7,501,123
Epiroc AB, B Shares	242,241	3,779,243
		11,280,366
SWITZERLAND — 1.1%
Cie Financiere Richemont SA	51,381	7,772,620
TAIWAN — 3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	786,000	25,545,041
UNITED KINGDOM — 0.4%
Bellway PLC	94,040	2,933,799
UNITED STATES — 64.0%
Advanced Drainage Systems, Inc.	47,189	5,455,048
AeroVironment, Inc. *	40,107	6,172,066
Albemarle Corp.	30,455	2,621,566
Alnylam Pharmaceuticals, Inc. *	25,878	6,089,352
Alphabet, Inc., Class C	67,345	12,825,182
Amazon.com, Inc. *	152,797	33,522,134
Analog Devices, Inc.	47,037	9,993,481
Arthur J Gallagher & Co.	26,519	7,527,418
AutoZone, Inc. *	3,071	9,833,342
Block, Inc. *	150,871	12,822,526
Brunswick Corp.	40,153	2,597,096
Builders FirstSource, Inc. *	31,877	4,556,180
CBRE Group, Inc., Class A *	73,705	9,676,729
Chewy, Inc., Class A *	199,462	6,679,982
Cloudflare, Inc., Class A *	87,066	9,375,267
Comfort Systems USA, Inc.	11,609	4,922,913
CoStar Group, Inc. *	66,690	4,774,337
CRH PLC	122,090	11,301,897
Datadog, Inc., Class A *	35,157	5,023,584
DoorDash, Inc., Class A *	122,036	20,471,539
Dutch Bros, Inc., Class A *	114,826	6,014,586
Eaton Corp. PLC	15,219	5,050,730
Elevance Health, Inc.	47,432	17,497,665
Entegris, Inc.	44,136	4,372,112
Floor & Decor Holdings, Inc., Class A *	35,173	3,506,748

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
Markel Group, Inc. *	4,047	$6,986,053
Martin Marietta Materials, Inc.	44,086	22,770,419
Mastercard, Inc., Class A	32,354	17,036,646
Meta Platforms, Inc., Class A	53,125	31,105,219
Microsoft Corp.	75,744	31,926,096
Moderna, Inc. *	46,156	1,919,167
Moody's Corp.	16,771	7,938,888
Neogen Corp. *	194,160	2,357,102
Netflix, Inc. *	12,486	11,129,022
Norwegian Cruise Line Holdings Ltd. *	195,172	5,021,776
NVIDIA Corp.	230,143	30,905,903
Royalty Pharma PLC, Class A	249,679	6,369,311
S&P Global, Inc.	15,366	7,652,729
Service Corp. International	214,126	17,091,537
SiteOne Landscape Supply, Inc. *	30,674	4,041,913
Spotify Technology SA *	11,750	5,256,715
Texas Instruments, Inc.	38,612	7,240,136
Thermo Fisher Scientific, Inc.	9,218	4,795,480
Trade Desk, Inc. (The), Class A *	116,677	13,713,048
UnitedHealth Group, Inc.	13,208	6,681,399
Walt Disney Co. (The)	46,809	5,212,182
YETI Holdings, Inc. *	91,927	3,540,109
		473,374,330
TOTAL INVESTMENTS — 99.5%
(cost $452,352,389)		$735,351,312
Other assets less liabilities — 0.5%		3,887,580
NET ASSETS — 100.0%		$739,238,892

(a)  Amount rounds to less than 0.1%.

(b)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Global Alpha Equities Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$582,271,669	$153,079,643	$0	$735,351,312
Total	$582,271,669	$153,079,643	$0	$735,351,312

**  Refer to Portfolio of Investments for further detail.

There were no transfers into or out of Level 3 during the year ended December 31, 2024.

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in 2022 in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. These market conditions have not changed during the year ended December 31, 2024 and as a result, management continue to value all the Russian securities listed in the Portfolio of Investments at $0 and include them within Level 3.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Global Alpha Equities Fund

ASSETS
Investments, at value (cost $452,352,389)	$735,351,312
Cash	4,765,729
Foreign cash, at value (cost $1,460,274)	1,458,537
Dividends receivable	550,512
Tax reclaims receivable	448,826
Receivable for investments sold	304,582
Prepaid assets	25,679
Total Assets	742,905,177
LIABILITIES
Advisory fee payable	799,917
Payable for investment purchased	2,303,720
Administration & Supervisory fee payable	154,266
Shareholder Servicing fee payable	127,348
Deferred India capital gains tax liability (Note A)	64,710
Trustee fee payable	12,476
Commitment fee payable	2,667
Capital shares purchased payable	224
Accrued expenses	200,957
Total Liabilities	3,666,285
NET ASSETS	$739,238,892
COMPOSITION OF NET ASSETS
Paid-in capital	$434,729,312
Total distributable earnings	304,509,580
$739,238,892
NET ASSET VALUE, PER SHARE
Class 2 ($151,739,716 / 9,382,975 shares outstanding), unlimited authorized, no par value	$16.17
Class 4 ($225,117,966 / 12,941,252 shares outstanding), unlimited authorized, no par value	$17.40
Class K ($327,190,485 / 20,368,395 shares outstanding), unlimited authorized, no par value	$16.06
Institutional Class ($35,190,725 / 2,186,399 shares outstanding), unlimited authorized, no par value	$16.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford Global Alpha Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $996,340)	$8,997,487
Interest	378,798
Windfall tax recovery (Note A)	282,539
Total Investment Income	9,658,824
EXPENSES
Advisory fee (Note B)	3,572,818
Shareholder Servicing fees — Class 2 shares (Note B)	327,005
Shareholder Servicing fees — Class 3 shares (Note B)	38,875
Shareholder Servicing fees — Class 4 shares (Note B)	192,729
Administration & Supervisory fee — Class K shares (Note B)	581,474
Administration & Supervisory fee — Institutional Class shares (Note B)	75,825
Transfer agency	86,632
Sub-transfer agency — Institutional Class shares	45,125
Fund accounting	174,330
Legal	152,033
Custody	88,488
Professional fees	80,653
Trustees' fees	55,160
Registration fees	38,033
Line of Credit Interest	15,855
Commitment fees	12,150
Miscellaneous	36,516
Total Expenses	5,573,701
Net Investment Income	4,085,123
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $309,538)	160,462,644
Foreign currency transactions	(123,621)
160,339,023
Net change in unrealized (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of ($151,447)) (Note A)	(63,045,749)
Translation of net assets and liabilities denominated in foreign currencies	(42,996)
(63,088,745)
Net realized and unrealized gain	97,250,278
NET INCREASE IN NET ASSETS FROM OPERATIONS	$101,335,401

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Global Alpha Equities Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,085,123	$6,307,486
Net realized gain	160,339,023	141,649
Net change in unrealized appreciation (depreciation)	(63,088,745)	187,344,279
Net Increase in Net Assets from Operations	101,335,401	193,793,414
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(14,023,740)	(1,517,812)
Class 3	—	(3,738,084)
Class 4	(19,938,354)	(1,027,044)
Class K	(30,578,776)	(4,181,442)
Institutional Class	(3,365,544)	(482,486)
Total Distributions to Shareholders	(67,906,414)	(10,946,868)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	87,503,121 *	6,000
Class 3	—	183,013,261 *
Class 4	197,603,009 *	—
Class K	48,860,829	33,693,987
Institutional Class	1,572,850	319,600
Dividends reinvested:
Class 2	14,023,739	1,517,812
Class 3	—	3,738,085
Class 4	19,938,354	1,027,044
Class K	30,578,776	3,741,343
Institutional Class	3,365,544	481,863
Cost of shares redeemed:
Class 2	(97,507,998)	(60,317,278)
Class 3	(305,100,130)*	(15,000,000)
Class 4	(114,002,041)	(283,013,261)*
Class K	(127,256,803)	(132,592,777)
Institutional Class	(15,385,633)	(1,690,415)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(255,806,383)	(265,074,736)
Total (Decrease) in Net Assets	(222,377,396)	(82,228,190)
NET ASSETS
Beginning of Year	961,616,288	1,043,844,478
End of Year	$739,238,892	$961,616,288

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$16.05	$13.57	$19.72	$21.18	$16.46
From Investment Operations
Net investment income(a)	0.08	0.09	0.11	0.08	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.69	2.57	(5.85)	1.54	5.93
Net increase (decrease) in net asset value from investment operations	1.77	2.66	(5.74)	1.62	5.97
Dividends and Distributions to Shareholders
From net investment income	(0.25)	(0.18)	(0.01)	(0.30)	(0.13)
From net realized gain on investments	(1.40)	—	(0.40)	(2.78)	(1.12)
Total dividends and distributions	(1.65)	(0.18)	(0.41)	(3.08)	(1.25)
Net asset value, end of year	$16.17	$16.05	$13.57	$19.72	$21.18
Total Return
Total return based on net asset value(b)	10.92%	19.61%	(29.08)%	7.65%	36.31%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$151,740	$138,907	$167,683	$187,473	$250,776
Ratio of net expenses to average net assets	0.65%	0.65%	0.67%	0.64%	0.65%
Ratio of net investment income to average net assets	0.47%	0.58%	0.77%	0.33%	0.25%
Portfolio turnover rate(c)	28%	19%	9%	40%	23%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 4 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$17.18	$14.49	$21.00	$22.38	$17.34
From Investment Operations
Net investment income(a)	0.10	0.10	0.13	0.10	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.81	2.76	(6.23)	1.64	6.28
Net increase (decrease) in net asset value from investment operations	1.91	2.86	(6.10)	1.74	6.31
Dividends and Distributions to Shareholders
From net investment income	(0.29)	(0.17)	(0.01)	(0.34)	(0.15)
From net realized gain on investments	(1.40)	—	(0.40)	(2.78)	(1.12)
Total dividends and distributions	(1.69)	(0.17)	(0.41)	(3.12)	(1.27)
Net asset value, end of year	$17.40	$17.18	$14.49	$21.00	$22.38
Total Return
Total return based on net asset value(b)	11.03%	19.73%	(29.00)%	7.76%	36.45%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$225,118	$104,971	$340,858	$665,712	$682,239
Ratio of net expenses to average net assets	0.55%	0.55%	0.57%	0.54%	0.55%
Ratio of net investment income to average net assets	0.55%	0.66%	0.83%	0.41%	0.16%
Portfolio turnover rate(c)	28%	19%	9%	40%	23%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$15.96	$13.50	$19.62	$21.12	$16.42
From Investment Operations
Net investment income(a)	0.07	0.08	0.11	0.05	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.69	2.56	(5.82)	1.56	5.93
Net increase (decrease) in net asset value from investment operations	1.76	2.64	(5.71)	1.61	5.96
Dividends and Distributions to Shareholders
From net investment income	(0.26)	(0.18)	(0.01)	(0.33)	(0.14)
From net realized gain on investments	(1.40)	—	(0.40)	(2.78)	(1.12)
Total dividends and distributions	(1.66)	(0.18)	(0.41)	(3.11)	(1.26)
Net asset value, end of year	$16.06	$15.96	$13.50	$19.62	$21.12
Total Return
Total return based on net asset value(b)	10.87%	19.65%	(29.08)%	7.64%	36.35%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$327,190	$368,280	$398,663	$513,807	$267,923
Ratio of net expenses to average net assets	0.65%	0.65%	0.67%	0.64%	0.65%
Ratio of net investment income to average net assets	0.43%	0.55%	0.74%	0.23%	0.18%
Portfolio turnover rate(c)	28%	19%	9%	40%	23%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Global Alpha Equities Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$15.97	$13.51	$19.65	$21.15	$16.45
From Investment Operations
Net investment income(a)	0.06	0.07	0.09	0.05	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.68	2.56	(5.82)	1.54	5.93
Net increase (decrease) in net asset value from investment operations	1.74	2.63	(5.73)	1.59	5.95
Dividends and Distributions to Shareholders
From net investment income	(0.21)	(0.17)	(0.01)	(0.31)	(0.13)
From net realized gain on investments	(1.40)	—	(0.40)	(2.78)	(1.12)
Total dividends and distributions	(1.61)	(0.17)	(0.41)	(3.09)	(1.25)
Net asset value, end of year	$16.10	$15.97	$13.51	$19.65	$21.15
Total Return
Total return based on net asset value(b)	10.76%	19.50%	(29.14)%	7.53%	36.22%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$35,191	$44,289	$38,317	$51,045	$27,677
Ratio of net expenses to average net assets	0.75%	0.75%	0.76%	0.74%	0.74%
Ratio of net investment income to average net assets	0.33%	0.48%	0.58%	0.21%	0.09%
Portfolio turnover rate(c)	28%	19%	9%	40%	23%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Health Innovation Equities Fund

There were no investment securities held by the Fund as of December 31, 2024.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Health Innovation Equities Fund

There were no investment securities held by the Fund as of December 31, 2024.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Health Innovation Equities Fund

ASSETS
Cash	$6,395,510
Tax reclaims receivable	500
Due from Manager	161
Total Assets	6,396,171
LIABILITIES
Advisory fee payable	429
Administration & Supervisory fee payable	221
Trustee fee payable	102
Commitment fee payable	22
Accrued expenses	90,063
Total Liabilities	90,837
NET ASSETS	$6,305,334
COMPOSITION OF NET ASSETS
Paid-in capital	$12,407,575
Total accumulated (loss)	(6,102,241)
$6,305,334
NET ASSET VALUE, PER SHARE
Class K ($3,426,349 / 597,719 shares outstanding), unlimited authorized, no par value	$5.73
Institutional Class ($2,878,985 / 502,424 shares outstanding), unlimited authorized, no par value	$5.73

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford Health Innovation Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $892)	$9,971
Interest	8,909
Total Investment Income	18,880
EXPENSES
Advisory fee (Note B)	33,452
Administration & Supervisory fee — Class K shares (Note B)	4,366
Administration & Supervisory fee — Institutional Class shares (Note B)	12,867
Transfer agency	37,302
Sub-transfer agency — Institutional Class shares	4,600
Fund accounting	98,296
Registration fees	36,283
Professional fees	31,194
Custody	6,875
Legal	2,054
Trustees' fees	668
Commitment fees	147
Line of Credit Interest	103
Miscellaneous	5,182
Total Expenses	273,389
Fees waived/expenses reimbursed	(195,613)
Total Expenses after Waiver	77,776
Net Investment (Loss)	(58,896)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments	(2,802,987)
Foreign currency transactions	(687)
(2,803,674)
Net change in unrealized appreciation (depreciation) on:
Investments	2,724,758
Translation of net assets and liabilities denominated in foreign currencies	(32)
2,724,726
Net realized and unrealized (loss)	(78,948)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(137,844)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Health Innovation Equities Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(58,896)	$(134,787)
Net realized (loss)	(2,803,674)	(3,280,216)
Net change in unrealized appreciation	2,724,726	485,152
Net (Decrease) in Net Assets from Operations	(137,844)	(2,929,851)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	611,000	44,510
Institutional Class	708,626	5,154,368
Cost of shares redeemed:
Class K	(107,839)	(10)
Institutional Class	(10,193,487)	(7,759,697)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(8,981,700)	(2,560,829)
Total (Decrease) in Net Assets	(9,119,544)	(5,490,680)
NET ASSETS
Beginning of Year	15,424,878	20,915,558
End of Year	$6,305,334	$15,424,878

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Health Innovation Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$5.95		$6.74	$9.98	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.02)		(0.03)	(0.04)	0.00	(c)
Net realized and unrealized (loss) on investments and foreign currency	(0.20)		(0.76)	(3.20)	(0.02)
Net (decrease) in net asset value from investment operations	(0.22)		(0.79)	(3.24)	(0.02)
Net asset value, end of period	$5.73		$5.95	$6.74	$9.98
Total Return
Total return based on net asset value(d)	(3.70)%		(11.72)%	(32.46)%	(0.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,426		$3,020	$3,368	$4,988
Ratio of net expenses to average net assets, before waiver	2.29%		1.56%	2.69%	33.47	%*
Ratio of net expenses to average net assets, after waiver	0.61	%(e)	0.65%	0.65%	0.65	%*
Ratio of net investment loss to average net assets	(0.42)%		(0.54)%	(0.61)%	(0.65	)%*
Portfolio turnover rate(f)	49%		23%	12%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Prior to the liquidation of the Fund (Note A), the Advisory and Administration & Supervisory fees of the Fund were waived by the Manager from October 8, 2024, resulting in a reduction to the net expense ratio.

(f)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Health Innovation Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$5.94		$6.74	$9.98	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.03)		(0.04)	(0.04)	0.00	(c)
Net realized and unrealized (loss) on investments and foreign currency	(0.18)		(0.76)	(3.20)	(0.02)
Net (decrease) in net asset value from investment operations	(0.21)		(0.80)	(3.24)	(0.02)
Net asset value, end of period	$5.73		$5.94	$6.74	$9.98
Total Return
Total return based on net asset value(d)	(3.54)%		(11.87)%	(32.46)%	(0.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,879		$12,405	$17,547	$4,988
Ratio of net expenses to average net assets, before waiver	2.37%		1.66%	2.69%	33.47	%*
Ratio of net expenses to average net assets, after waiver	0.69	%(e)	0.75%	0.65%	0.65	%*
Ratio of net investment loss to average net assets	(0.54)%		(0.63)%	(0.57)%	(0.65	)%*
Portfolio turnover rate(f)	49%		23%	12%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Prior to the liquidation of the Fund (Note A), the Advisory and Administration & Supervisory fees of the Fund were waived by the Manager from October 8, 2024, resulting in a reduction to the net expense ratio.

(f)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Alpha Fund

	Value	% of Total Net Assets
Airlines	$60,215,431	2.9%
Apparel	24,045,632	1.2
Banks	74,929,099	3.6
Beverages	14,934,091	0.7
Biotechnology	16,464,636	0.8
Building Materials	106,116,477	5.1
Chemicals	31,423,167	1.5
Commercial Services	137,839,545	6.6
Cosmetics/Personal Care	31,177,872	1.5
Distribution/Wholesale	28,275,424	1.4
Diversified Financial Services	45,476,253	2.2
Electrical Components & Equipment	12,280,705	0.6
Electronics	22,329,702	1.1
Energy — Alternate Sources	4,868,816	0.2
Food	59,615,863	2.9
Healthcare — Products	54,728,200	2.6
Home Furnishings	69,779,018	3.4
Insurance	91,770,001	4.4
Internet	356,688,612	17.2
Investment Companies	20,599,465	1.0
Leisure Time	58,282,572	2.8
Machinery — Diversified	101,180,901	4.9
Mining	36,901,119	1.8
Oil & Gas	32,534,884	1.6
Pharmaceuticals	25,772,193	1.2
Retail	39,259,335	1.9
Semiconductors	182,872,508	8.8
Software	214,769,385	10.4
Toys/Games/Hobbies	23,902,433	1.2
Transportation	70,383,229	3.4
Total Value of Investments	2,049,416,568	98.9
Other assets less liabilities	23,577,164	1.1
Net Assets	$2,072,993,732	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Alpha Fund

	Shares	Value
COMMON STOCKS — 98.9%
AUSTRALIA — 1.8%
Rio Tinto PLC	625,124	$36,901,119
BRAZIL — 3.7%
MercadoLibre, Inc. *	44,653	75,929,747
CANADA — 5.7%
Constellation Software, Inc.	13,272	41,039,929
Lumine Group, Inc. *	769,224	22,015,288
Shopify, Inc., Class A *	228,313	24,276,521
Stella-Jones, Inc.	224,732	11,129,897
TFI International, Inc.	142,717	19,285,088
		117,746,723
CHINA — 7.2%
Kweichow Moutai Co., Ltd., Class A	71,900	14,934,091
Meituan, Class B *	754,200	14,664,190
Ping An Insurance Group Co. of China Ltd., Class H	2,320,500	13,619,841
Silergy Corp.	993,000	12,188,554
Tencent Holdings Ltd.	1,255,000	66,982,898
Tencent Music Entertainment Group ADR	2,329,693	26,442,015
		148,831,589
DENMARK — 5.1%
Ambu A/S, B Shares	558,948	8,091,944
Demant A/S *	433,986	15,973,388
DSV A/S	239,936	51,098,140
Novonesis (Novozymes) B, B Shares	554,527	31,423,167
		106,586,639
FINLAND — 0.8%
Kone Oyj, Class B	332,598	16,214,191
FRANCE — 6.5%
Danone SA	579,544	39,165,445
Dassault Systemes SE	715,308	24,752,473
Edenred	721,326	23,714,326
LVMH Moet Hennessy Louis Vuitton SE	36,555	24,045,632

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Alpha Fund

	Shares	Value
Nexans SA	113,677	$12,280,705
Sartorius Stedim Biotech	58,721	11,464,061
		135,422,642
GERMANY — 9.3%
BioNTech SE ADR *	107,187	12,213,959
Deutsche Boerse AG	197,417	45,476,253
Rational AG	24,471	20,959,601
SAP SE	250,335	61,575,972
Scout24 SE	585,853	51,695,064
		191,920,849
HONG KONG — 1.3%
AIA Group Ltd.	3,784,200	27,181,389
INDIA — 4.5%
HDFC Bank Ltd.	1,893,273	39,153,468
ICICI Lombard General Insurance Co., Ltd.	1,026,417	21,402,776
Reliance Industries Ltd.	2,297,238	32,534,884
		93,091,128
IRELAND — 1.7%
Kingspan Group PLC	487,346	35,428,850
ITALY — 4.4%
FinecoBank Banca Fineco SpA	2,049,857	35,775,631
Ryanair Holdings PLC ADR	1,070,220	46,650,890
Technoprobe SpA *	1,345,147	8,030,124
		90,456,645
JAPAN — 12.2%
FANUC Corp.	468,800	12,246,442
Keyence Corp.	44,800	18,209,930
Money Forward, Inc. *	472,900	14,326,996
MonotaRO Co., Ltd.	1,378,200	23,420,875
NIDEC Corp.	564,600	10,141,148
Nihon M&A Center Holdings, Inc.	4,379,000	18,231,809
Nintendo Co., Ltd.	410,400	23,902,433
Olympus Corp.	1,285,900	19,198,808
Recruit Holdings Co., Ltd.	418,400	29,082,113

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Alpha Fund

	Shares	Value
Shimano, Inc.	124,200	$16,707,088
SMC Corp.	46,500	18,056,960
Sony Group Corp.	2,316,400	48,819,417
		252,344,019
KAZAKHSTAN — 0.8%
Kaspi.KZ JSC ADR	175,672	16,637,895
NETHERLANDS — 6.5%
Adyen NV *	23,130	34,373,004
ASML Holding NV	40,488	28,359,199
EXOR NV	224,699	20,599,466
IMCD NV	190,265	28,275,424
Topicus.com, Inc.	281,425	23,795,189
		135,402,282
NORWAY — 0.2%
Aker Carbon Capture ASA *	8,729,807	4,868,816
PANAMA — 0.7%
Copa Holdings SA, Class A	154,353	13,564,542
RUSSIA — 0.0% (a)
MMC Norilsk Nickel PJSC *(b)	7,738,600	0
MMC Norilsk Nickel PJSC ADR *(b)	1	0
		0
SINGAPORE — 1.2%
Sea Ltd. ADR *	232,467	24,664,749
SOUTH AFRICA — 1.4%
Discovery Ltd.	2,864,647	29,565,996
SOUTH KOREA — 2.9%
Coupang, Inc. *	984,939	21,648,959
Samsung Electronics Co., Ltd.	1,081,156	38,583,011
		60,231,970
SPAIN — 1.6%
Amadeus IT Group SA	465,301	32,842,913

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Alpha Fund

	Shares	Value
SWEDEN — 2.2%
Atlas Copco AB, B Shares	2,698,050	$36,453,377
MIPS AB	206,167	8,732,571
		45,185,948
SWITZERLAND — 1.2%
Cie Financiere Richemont SA	170,220	25,749,896
TAIWAN — 5.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,320,000	107,900,174
UNITED KINGDOM — 2.3%
B&M European Value Retail SA	2,946,461	13,509,438
Oxford Nanopore Technologies PLC *	2,636,165	4,250,677
Unilever PLC	548,707	31,177,872
		48,937,987
UNITED STATES — 8.5%
CRH PLC	643,379	59,557,730
Experian PLC	754,732	32,438,294
Monday.com Ltd. *	45,131	10,625,643
Nestle SA	249,264	20,450,418
Roche Holding AG	92,173	25,772,193
Spotify Technology SA *	60,270	26,963,592
		175,807,870
Total Common Stocks
(cost $1,410,336,674)		2,049,416,568
WARRANT — 0.0% (a)
CANADA — 0.0% (a)
Constellation Software, Inc., expires 3/31/40 *	16,097	0
Total Warrant
(cost $0)		0
TOTAL INVESTMENTS — 98.9%
(cost $1,410,336,674)		$2,049,416,568
Other assets less liabilities — 1.1%		23,577,164
NET ASSETS — 100.0%		$2,072,993,732

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Alpha Fund

(a)  Amount rounds to less than 0.1%.

(b)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$450,700,576	$1,598,715,992	$0	$2,049,416,568
Warrant **	—	0	—	0
Total	$450,700,576	$1,598,715,992	$0	$2,049,416,568

**  Refer to Portfolio of Investments for further detail.

There were no transfers into or out of Level 3 during the year ended December 31, 2024.

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in 2022 in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. These market conditions have not changed during the year ended December 31, 2024 and as a result, management continue to value all the Russian securities listed in the Portfolio of Investments at $0 and include them within Level 3.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Alpha Fund

ASSETS
Investments, at value (cost $1,410,336,674)	$2,049,416,568
Cash	27,135,448
Foreign cash, at value (cost $2)	2
Tax reclaims receivable	4,819,323
Dividends receivable	512,641
Capital shares sold receivable	243,093
Prepaid assets	25,779
Total Assets	2,082,152,854
LIABILITIES
Advisory fee payable	1,916,188
Deferred India capital gains tax liability (Note A)	3,929,692
Capital shares purchased payable	1,377,563
Payable for investment purchased	674,814
Administration & Supervisory fee payable	388,389
Shareholder Servicing fee payable	361,766
Trustee fee payable	34,008
Commitment fee payable	7,440
Accrued expenses	469,262
Total Liabilities	9,159,122
NET ASSETS	$2,072,993,732
COMPOSITION OF NET ASSETS
Paid-in capital	$1,431,322,205
Total distributable earnings	641,671,527
$2,072,993,732
NET ASSET VALUE, PER SHARE
Class 2 ($389,289,989 / 30,468,939 shares outstanding), unlimited authorized, no par value	$12.78
Class 3 ($369,654,052 / 28,442,504 shares outstanding), unlimited authorized, no par value	$13.00
Class 4 ($388,833,579 / 29,329,182 shares outstanding), unlimited authorized, no par value	$13.26
Class 5 ($46,307,145 / 3,418,064 shares outstanding), unlimited authorized, no par value	$13.55
Class K ($781,329,802 / 61,430,790 shares outstanding), unlimited authorized, no par value	$12.72
Institutional Class ($97,579,165 / 7,592,585 shares outstanding), unlimited authorized, no par value	$12.85

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford International Alpha Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4,631,535)	$30,714,535
Withholding tax reclaims received	2,909,516
Windfall tax recovery (Note A)	721,509
Interest	652,136
Total Investment Income	34,997,696
EXPENSES
Advisory fee (Note B)	8,019,281
Shareholder Servicing fees — Class 2 shares (Note B)	703,874
Shareholder Servicing fees — Class 3 shares (Note B)	444,410
Shareholder Servicing fees — Class 4 shares (Note B)	350,928
Shareholder Servicing fees — Class 5 shares (Note B)	10,290
Administration & Supervisory fee — Class K shares (Note B)	1,377,087
Administration & Supervisory fee — Institutional Class shares (Note B)	182,782
Transfer agency	145,639
Sub-transfer agency — Institutional Class shares	98,301
Fund accounting	414,902
Legal	394,987
Custody	390,645
Trustees' fees	146,960
Professional fees	142,458
Registration fees	38,297
Commitment fees	32,521
Line of Credit Interest	5,632
Miscellaneous	110,764
Total Expenses	13,009,758
Net Investment Income	21,987,938
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $734,315)	126,424,874
Foreign currency transactions	(578,620)
125,846,254
Net change in unrealized (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of $2,161,898) (Note A)	(19,476,285)
Translation of net assets and liabilities denominated in foreign currencies	(409,046)
(19,885,331)
Net realized and unrealized gain	105,960,923
NET INCREASE IN NET ASSETS FROM OPERATIONS	$127,948,861

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Alpha Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,987,938	$22,449,360
Net realized gain	125,846,254	100,221,982
Net change in unrealized appreciation (depreciation)	(19,885,331)	261,721,601
Net Increase in Net Assets from Operations	127,948,861	384,392,943
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(15,896,364)	(4,612,541)
Class 3	(15,070,893)	(6,098,579)
Class 4	(15,638,532)	(7,901,757)
Class 5	(1,853,518)	(691,944)
Class K	(32,134,484)	(9,541,866)
Institutional Class	(3,914,428)	(1,150,216)
Total Distributions to Shareholders	(84,508,219)	(29,996,903)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	69,408,011	118,367,703 *
Class 3	1,475,000	181,561,466 *
Class 5	2,000,000	1,555,375
Class K	137,886,083	51,808,499 *
Institutional Class	21,978,549	27,910,940
Dividends reinvested:
Class 2	15,896,364	4,612,541
Class 3	15,070,893	6,098,579
Class 4	15,638,532	7,901,757
Class 5	1,853,518	691,944
Class K	31,247,329	8,881,452
Institutional Class	3,848,106	1,107,421
Cost of shares redeemed:
Class 2	(71,108,095)	(135,953,100)*
Class 3	(128,330,477)	(169,603,268)*
Class 4	(250,000,000)	—
Class 5	(10,790,367)	(9,078,801)
Class K	(155,778,856)	(120,504,731)
Institutional Class	(33,406,456)	(80,306,368)*
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(333,111,866)	(104,948,591)
Total Increase (Decrease) in Net Assets	(289,671,224)	249,447,449
NET ASSETS
Beginning of Year	2,362,664,956	2,113,217,507
End of Year	$2,072,993,732	$2,362,664,956

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Alpha Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.68	$10.81	$15.43	$16.78	$13.57
From Investment Operations
Net investment income(a)	0.12	0.12	0.13	0.16	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	1.91	(4.56)	(0.28)	3.47
Net increase (decrease) in net asset value from investment operations	0.65	2.03	(4.43)	(0.12)	3.59
Dividends and Distributions to Shareholders
From net investment income	(0.10)	(0.16)	(0.19)	(0.16)	(0.10)
From net realized gain on investments	(0.45)	—	—	(1.07)	(0.28)
Total dividends and distributions	(0.55)	(0.16)	(0.19)	(1.23)	(0.38)
Net asset value, end of year	$12.78	$12.68	$10.81	$15.43	$16.78
Total Return
Total return based on net asset value(b)	5.05%	18.72%	(28.64)%	(0.65)%	26.45%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$389,290	$372,487	$324,525	$334,569	$367,841
Ratio of net expenses to average net assets	0.59%	0.60%	0.61%	0.58%	0.59%
Ratio of net investment income to average net assets	0.87%	1.02%	1.17%	0.94%	0.85%
Portfolio turnover rate(c)	20%	16%	19%	16%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Alpha Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.89	$10.99	$15.67	$17.02	$13.76
From Investment Operations
Net investment income(a)	0.14	0.11	0.15	0.18	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	1.96	(4.63)	(0.28)	3.52
Net increase (decrease) in net asset value from investment operations	0.67	2.07	(4.48)	(0.10)	3.65
Dividends and Distributions to Shareholders
From net investment income	(0.11)	(0.17)	(0.20)	(0.18)	(0.11)
From net realized gain on investments	(0.45)	—	—	(1.07)	(0.28)
Total dividends and distributions	(0.56)	(0.17)	(0.20)	(1.25)	(0.39)
Net asset value, end of year	$13.00	$12.89	$10.99	$15.67	$17.02
Total Return
Total return based on net asset value(b)	5.12%	18.80%	(28.59)%	(0.58)%	26.54%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$369,654	$466,685	$388,155	$524,717	$757,194
Ratio of net expenses to average net assets	0.52%	0.53%	0.54%	0.51%	0.52%
Ratio of net investment income to average net assets	1.00%	0.93%	1.22%	1.01%	0.92%
Portfolio turnover rate(c)	20%	16%	19%	16%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Alpha Fund
Selected data for a Class 4 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$13.14	$11.20	$15.96	$17.32	$14.00
From Investment Operations
Net investment income(a)	0.15	0.13	0.16	0.19	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	1.98	(4.72)	(0.30)	3.60
Net increase (decrease) in net asset value from investment operations	0.68	2.11	(4.56)	(0.11)	3.72
Dividends and Distributions to Shareholders
From net investment income	(0.11)	(0.17)	(0.20)	(0.18)	(0.12)
From net realized gain on investments	(0.45)	—	—	(1.07)	(0.28)
Total dividends and distributions	(0.56)	(0.17)	(0.20)	(1.25)	(0.40)
Net asset value, end of year	$13.26	$13.14	$11.20	$15.96	$17.32
Total Return
Total return based on net asset value(b)	5.15%	18.83%	(28.57)%	(0.55)%	26.57%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$388,834	$607,974	$511,620	$912,395	$1,082,123
Ratio of net expenses to average net assets	0.49%	0.50%	0.51%	0.48%	0.49%
Ratio of net investment income to average net assets	1.07%	1.05%	1.26%	1.03%	0.82%
Portfolio turnover rate(c)	20%	16%	19%	16%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Alpha Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$13.41	$11.43	$16.29	$17.65	$14.26
From Investment Operations
Net investment income(a)	0.15	0.14	0.17	0.20	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	2.02	(4.82)	(0.30)	3.66
Net increase (decrease) in net asset value from investment operations	0.71	2.16	(4.65)	(0.10)	3.80
Dividends and Distributions to Shareholders
From net investment income	(0.12)	(0.18)	(0.21)	(0.19)	(0.13)
From net realized gain on investments	(0.45)	—	—	(1.07)	(0.28)
Total dividends and distributions	(0.57)	(0.18)	(0.21)	(1.26)	(0.41)
Net asset value, end of year	$13.55	$13.41	$11.43	$16.29	$17.65
Total Return
Total return based on net asset value(b)	5.20%	18.89%	(28.53)%	(0.50)%	26.64%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$46,307	$52,590	$51,400	$125,578	$149,745
Ratio of net expenses to average net assets	0.44%	0.45%	0.46%	0.43%	0.44%
Ratio of net investment income to average net assets	1.05%	1.11%	1.39%	1.09%	0.94%
Portfolio turnover rate(c)	20%	16%	19%	16%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Alpha Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.63	$10.77	$15.36	$16.71	$13.53
From Investment Operations
Net investment income(a)	0.12	0.11	0.14	0.16	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	1.91	(4.54)	(0.27)	3.47
Net increase (decrease) in net asset value from investment operations	0.64	2.02	(4.40)	(0.11)	3.57
Dividends and Distributions to Shareholders
From net investment income	(0.10)	(0.16)	(0.19)	(0.17)	(0.11)
From net realized gain on investments	(0.45)	—	—	(1.07)	(0.28)
Total dividends and distributions	(0.55)	(0.16)	(0.19)	(1.24)	(0.39)
Net asset value, end of year	$12.72	$12.63	$10.77	$15.36	$16.71
Total Return
Total return based on net asset value(b)	5.02%	18.76%	(28.65)%	(0.62)%	26.40%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$781,330	$759,520	$700,531	$1,222,693	$1,083,711
Ratio of net expenses to average net assets	0.59%	0.60%	0.61%	0.58%	0.59%
Ratio of net investment income to average net assets	0.88%	0.97%	1.20%	0.92%	0.74%
Portfolio turnover rate(c)	20%	16%	19%	16%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Alpha Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.75	$10.87	$15.41	$16.76	$13.58
From Investment Operations
Net investment income(a)	0.11	0.11	0.14	0.14	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	1.91	(4.56)	(0.27)	3.49
Net increase (decrease) in net asset value from investment operations	0.63	2.02	(4.42)	(0.13)	3.57
Dividends and Distributions to Shareholders
From net investment income	(0.08)	(0.14)	(0.12)	(0.15)	(0.11)
From net realized gain on investments	(0.45)	—	—	(1.07)	(0.28)
Total dividends and distributions	(0.53)	(0.14)	(0.12)	(1.22)	(0.39)
Net asset value, end of year	$12.85	$12.75	$10.87	$15.41	$16.76
Total Return
Total return based on net asset value(b)	4.93%	18.60%	(28.67)%	(0.74)%	26.29%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$97,579	$103,409	$136,987	$758,401	$729,705
Ratio of net expenses to average net assets	0.68%	0.68%	0.71%	0.68%	0.67%
Ratio of net investment income to average net assets	0.79%	0.92%	1.20%	0.82%	0.52%
Portfolio turnover rate(c)	20%	16%	19%	16%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Concentrated Growth Equities Fund

	Value	% of Total Net Assets
Apparel	$4,930,611	6.2%
Auto Manufacturers	5,124,190	6.4
Banks	1,054,058	1.3
Biotechnology	2,233,971	2.8
Commercial Services	7,194,727	9.1
Cosmetics/Personal Care	1,355,832	1.7
Energy — Alternate Sources	99,797	0.1
Healthcare — Services	42,098	0.1
Internet	37,348,219	47.0
Investment Companies	624,830	0.8
Machinery — Diversified	1,335,036	1.7
Pharmaceuticals	920,627	1.2
Semiconductors	15,039,270	18.9
Total Value of Investments	77,303,266	97.3
Other assets less liabilities	2,170,785	2.7
Net Assets	$79,474,051	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
COMMON STOCKS — 97.3%
BRAZIL — 13.1%
MercadoLibre, Inc. *	5,477	$9,313,310
NU Holdings Ltd., Class A *	101,743	1,054,057
		10,367,367
CANADA — 4.2%
Shopify, Inc., Class A *	31,443	3,343,334
CHINA — 11.6%
BYD Co., Ltd., Class H	35,500	1,207,466
Meituan, Class B *	177,130	3,444,004
PDD Holdings, Inc. ADR *	19,291	1,871,034
Tencent Holdings Ltd.	50,100	2,673,979
		9,196,483
DENMARK — 1.1%
Novo Nordisk A/S, B Shares	10,670	920,627
FRANCE — 7.9%
Hermes International	1,458	3,498,284
Kering	5,799	1,432,327
L'Oreal SA	3,830	1,355,832
		6,286,443
GERMANY — 1.5%
BioNTech SE ADR *	10,520	1,198,754
ITALY — 4.3%
Ferrari NV	7,980	3,405,058
JAPAN — 0.6%
M3, Inc.	54,400	471,368
NETHERLANDS — 11.5%
Adyen NV *	3,345	4,970,934
ASML Holding NV	5,906	4,136,767
		9,107,701

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
SINGAPORE — 2.4%
Sea Ltd. ADR *	18,168	$1,927,625
SOUTH KOREA — 5.9%
Coupang, Inc. *	118,681	2,608,609
Delivery Hero SE *	74,994	2,106,750
		4,715,359
SWEDEN — 2.5%
Atlas Copco AB, B Shares	98,811	1,335,037
Kinnevik AB, B Shares *	93,620	624,830
		1,959,867
TAIWAN — 6.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	162,000	5,265,008
UNITED KINGDOM — 4.3%
Ocado Group PLC *	311,501	1,175,673
Wise PLC, Class A *	167,311	2,223,794
		3,399,467
UNITED STATES — 19.8%
Ginkgo Bioworks Holdings, Inc. *	4,287	42,098
Moderna, Inc. *	24,897	1,035,217
NVIDIA Corp.	41,980	5,637,494
SolarEdge Technologies, Inc. *	7,338	99,797
Spotify Technology SA *	18,804	8,412,534
Tesla, Inc. *	1,267	511,665
		15,738,805
TOTAL INVESTMENTS — 97.3%
(cost $64,171,657)		$77,303,266
Other assets less liabilities — 2.7%		2,170,785
NET ASSETS — 100.0%		$79,474,051

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Concentrated Growth Equities Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$39,162,278	$38,140,988	$—	$77,303,266
Total	$39,162,278	$38,140,988	$—	$77,303,266

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Concentrated Growth Equities Fund

ASSETS
Investments, at value (cost $64,171,657)	$77,303,266
Cash	2,128,763
Foreign cash, at value (cost $233,949)	233,949
Capital shares sold receivable	328,274
Tax reclaims receivable	21,050
Due from Manager	15,760
Dividends receivable	11,282
Prepaid assets	27,073
Total Assets	80,069,417
LIABILITIES
Advisory fee payable	83,802
Payable for investment purchased	233,949
Capital shares purchased payable	131,918
Administration & Supervisory fee payable	35,616
Trustee fee payable	1,298
Commitment fee payable	284
Accrued expenses	108,499
Total Liabilities	595,366
NET ASSETS	$79,474,051
COMPOSITION OF NET ASSETS
Paid-in capital	$96,516,916
Total accumulated (loss)	(17,042,865)
$79,474,051
NET ASSET VALUE, PER SHARE
Class K ($34,057,766 / 4,442,741 shares outstanding), unlimited authorized, no par value	$7.67
Institutional Class ($45,416,285 / 6,014,127 shares outstanding), unlimited authorized, no par value	$7.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford International Concentrated Growth Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $66,239)	$296,790
Non-cash income	208,200
Interest	38,856
Total Investment Income	543,846
EXPENSES
Advisory fee (Note B)	316,606
Administration & Supervisory fee — Class K shares (Note B)	58,615
Administration & Supervisory fee — Institutional Class shares (Note B)	75,942
Transfer agency	46,093
Sub-transfer agency — Institutional Class shares	39,804
Fund accounting	96,562
Professional fees	40,205
Registration fees	36,241
Custody	16,230
Legal	13,424
Trustees' fees	4,986
Commitment fees	1,102
Line of Credit Interest	648
Miscellaneous	9,190
Total Expenses	755,648
Fees waived/expenses reimbursed	(145,954)
Total Expenses after Waiver	609,694
Net Investment (Loss)	(65,848)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	1,781,866
Foreign currency transactions	2,318
1,784,184
Net change in unrealized appreciation (depreciation) on:
Investments	11,504,179
Translation of net assets and liabilities denominated in foreign currencies	(732)
11,503,447
Net realized and unrealized gain	13,287,631
NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,221,783

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Concentrated Growth Equities Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(65,848)	$(134,071)
Net realized gain (loss)	1,784,184	(5,161,291)
Net change in unrealized appreciation	11,503,447	14,543,247
Net Increase in Net Assets from Operations	13,221,783	9,247,885
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	5,567,673	5,810,022
Institutional Class	13,328,570	26,448,824
Cost of shares redeemed:
Class K	(10,142,436)	(7,167,004)
Institutional Class	(18,078,364)	(26,262,204)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(9,324,557)	(1,170,362)
Total Increase in Net Assets	3,897,226	8,077,523
NET ASSETS
Beginning of Year	75,576,825	67,499,302
End of Year	$79,474,051	$75,576,825

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$6.47		$5.63	$9.89		$12.31	$12.70
From Investment Operations
Net investment income (loss)(a)	(0.00	)(b)	(0.01)	(0.01)		0.04	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.20		0.85	(3.91)		0.03	12.16
Net increase (decrease) in net asset value from investment operations	1.20		0.84	(3.92)		0.07	12.12
Dividends and Distributions to Shareholders
From net investment income	—		—	(0.00	)(b)	(0.03)	—
From net realized gain on investments	—		—	(0.34)		(2.46)	(12.51)
Total dividends and distributions	—		—	(0.34)		(2.49)	(12.51)
Net asset value, end of year	$7.67		$6.47	$5.63		$9.89	$12.31
Total Return
Total return based on net asset value(c)	18.55%		14.92%	(39.55)%		0.74%	97.24%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$34,058		$32,839	$29,867		$56,513	$42,357
Ratio of net expenses to average net assets, before waiver	0.90%		0.89%	0.91%		0.79%	0.79%
Ratio of net expenses to average net assets, after waiver	0.72%		0.72%	0.72%		0.72%	0.72%
Ratio of net investment income (loss) to average net assets	(0.02)%		(0.09)%	(0.10)%		0.27%	(0.26)%
Portfolio turnover rate(d)	26%		28%	65%		54%	59%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$6.38	$5.56	$9.78		$12.19	$12.65
From Investment Operations
Net investment income (loss)(a)	(0.01)	(0.01)	(0.01)		0.01	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	1.18	0.83	(3.87)		0.05	12.14
Net increase (decrease) in net asset value from investment operations	1.17	0.82	(3.88)		0.06	12.05
Dividends and Distributions to Shareholders
From net investment income	—	—	(0.00	)(b)	(0.01)	—
From net realized gain on investments	—	—	(0.34)		(2.46)	(12.51)
Total dividends and distributions	—	—	(0.34)		(2.47)	(12.51)
Net asset value, end of year	$7.55	$6.38	$5.56		$9.78	$12.19
Total Return
Total return based on net asset value(c)	18.34%	14.75%	(39.58)%		0.69%	97.09%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$45,416	$42,738	$37,633		$57,278	$18,012
Ratio of net expenses to average net assets, before waiver	0.99%	0.99%	1.00%		0.90%	0.87%
Ratio of net expenses to average net assets, after waiver	0.81%	0.82%	0.81%		0.83%	0.80%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.22)%	(0.22)%		0.11%	(0.47)%
Portfolio turnover rate(d)	26%	28%	65%		54%	59%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Growth Fund

	Value	% of Total Net Assets
Airlines	$19,374,022	0.7%
Apparel	54,292,990	1.8
Auto Manufacturers	193,255,175	6.5
Auto Parts & Equipment	9,768,051	0.3
Banks	70,608,412	2.4
Biotechnology	136,971,062	4.6
Chemicals	20,770,172	0.7
Commercial Services	191,870,217	6.4
Computers	7,630,702	0.3
Cosmetics/Personal Care	77,901,213	2.6
Diversified Financial Services	19,412,215	0.7
Electronics	30,387,370	1.0
Energy — Alternate Sources	25,751,560	0.9
Healthcare — Products	22,380,489	0.8
Healthcare — Services	12,444,759	0.4
Insurance	80,920,694	2.7
Internet	979,348,385	32.8
Investment Companies	61,038,631	2.0
Machinery — Diversified	125,355,343	4.2
Metal Fabricate/Hardware	44,132,116	1.5
Pharmaceuticals	72,473,299	2.4
Retail	1,295,578	0.0
Semiconductors	381,324,735	12.8
Software	248,751,328	8.3
Transportation	65,605,364	2.2
Total Value of Investments	2,953,063,882	99.0
Other assets less liabilities	29,922,019	1.0
Net Assets	$2,982,985,901	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Growth Fund

	Shares	Value
COMMON STOCKS — 98.0%
AUSTRALIA — 3.3%
WiseTech Global Ltd.	1,305,043	$97,425,594
BELGIUM — 0.5%
Umicore SA	1,410,494	14,559,006
BRAZIL — 6.2%
MercadoLibre, Inc. *	81,109	137,920,988
NU Holdings Ltd., Class A *	4,681,298	48,498,247
		186,419,235
CANADA — 3.6%
Kinaxis, Inc. *	169,139	20,372,692
Shopify, Inc., Class A *	804,335	85,524,941
		105,897,633
CHINA — 9.3%
BYD Co., Ltd., Class H	1,777,500	60,458,338
Ganfeng Lithium Group Co., Ltd., Class H	2,428,600	6,211,165
Meituan, Class B *	3,855,050	74,955,167
PDD Holdings, Inc. ADR *	645,285	62,586,192
Tencent Holdings Ltd.	1,121,700	59,868,300
Wuxi Biologics Cayman, Inc. *	5,553,000	12,444,759
		276,523,921
DENMARK — 7.3%
Ambu A/S, B Shares	1,545,924	22,380,489
DSV A/S	308,056	65,605,365
Genmab A/S *	165,646	34,593,954
Novo Nordisk A/S, B Shares	646,467	55,778,355
Vestas Wind Systems A/S *	1,877,360	25,751,560
Zealand Pharma A/S *	126,594	12,592,939
		216,702,662
FRANCE — 4.7%
Hermes International	22,628	54,292,990
L'Oreal SA	220,058	77,901,213
SOITEC *	96,294	8,661,191
		140,855,394

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Growth Fund

	Shares	Value
GERMANY — 0.6%
AIXTRON SE	1,140,154	$17,915,625
HONG KONG — 2.7%
AIA Group Ltd.	11,265,800	80,920,694
INDIA — 1.4%
HDFC Bank Ltd.	1,069,141	22,110,165
MakeMyTrip Ltd. *	195,802	21,984,648
		44,094,813
ISRAEL — 4.0%
Mobileye Global, Inc., Class A *	490,364	9,768,051
Wix.com Ltd. *	506,394	108,646,833
		118,414,884
ITALY — 5.9%
Brunello Cucinelli SpA	11,860	1,295,578
Ferrari NV	311,219	132,796,837
Prysmian SpA	365,435	23,386,517
Wizz Air Holdings PLC *	1,081,043	19,374,022
		176,852,954
JAPAN — 4.0%
Advantest Corp.	1,054,700	59,969,024
CyberAgent, Inc.	1,172,700	8,069,965
GMO Payment Gateway, Inc.	195,000	9,826,758
SBI Holdings, Inc.	772,900	19,412,215
SMC Corp.	60,100	23,338,135
		120,616,097
NETHERLANDS — 14.2%
Adyen NV *	92,447	137,383,532
Argenx SE *	165,736	102,377,108
ASML Holding NV	189,873	132,993,634
EXOR NV	537,251	49,252,926
		422,007,200
NEW ZEALAND — 1.1%
Xero Ltd. *	325,144	33,835,471

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Growth Fund

	Shares	Value
NORWAY — 0.3%
AutoStore Holdings Ltd. *	7,788,131	$7,630,702
SINGAPORE — 2.8%
Sea Ltd. ADR *	780,679	82,830,042
SOUTH KOREA — 3.6%
Coupang, Inc. *	3,442,979	75,676,679
Delivery Hero SE *	1,140,942	32,051,630
		107,728,309
SWEDEN — 3.8%
Atlas Copco AB, A Shares	6,684,544	102,017,208
Kinnevik AB, B Shares *	1,765,884	11,785,705
		113,802,913
SWITZERLAND — 1.5%
Galderma Group AG *	36,991	4,102,005
Temenos AG	284,653	20,113,673
VAT Group AG	54,866	20,745,599
		44,961,277
TAIWAN — 5.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,978,000	161,785,261
UNITED KINGDOM — 2.2%
Ocado Group PLC *	5,227,773	19,730,762
Wise PLC, Class A *	3,360,068	44,659,927
		64,390,689
UNITED STATES — 9.6%
Atlassian Corp., Class A *	89,479	21,777,399
Elastic NV *	557,393	55,226,498
Spotify Technology SA *	468,287	209,502,238
		286,506,135
Total Common Stocks
(cost $1,969,680,344)		2,922,676,511

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Growth Fund

	Shares	Value
PREFERRED STOCKS — 1.0%
GERMANY — 1.0%
Sartorius AG 0.35%	136,736	$30,387,371
Total Preferred Stocks
(cost $27,159,674)		30,387,371
TOTAL INVESTMENTS — 99.0%
(cost $1,996,840,018)		$2,953,063,882
Other assets less liabilities — 1.0%		29,922,019
NET ASSETS — 100.0%		$2,982,985,901

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$976,469,083	$1,946,207,428	$—	$2,922,676,511
Preferred Stocks **	—	30,387,371	—	30,387,371
Total	$976,469,083	$1,976,594,799	$—	$2,953,063,882

**  Refer to Portfolio of Investments for further detail.
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Growth Fund

ASSETS
Investments, at value (cost $1,996,840,018)	$2,953,063,882
Cash	28,255,273
Foreign cash, at value (cost $15)	15
Receivable for investments sold	4,322,952
Tax reclaims receivable	1,820,687
Capital shares sold receivable	956,720
Dividends receivable	274,917
Prepaid assets	25,167
Total Assets	2,988,719,613
LIABILITIES
Advisory fee payable	2,647,321
Deferred India capital gains tax liability (Note A)	992,417
Capital shares purchased payable	725,945
Shareholder Servicing fee payable	482,747
Administration & Supervisory fee payable	140,193
Payable for investment purchased	121,938
Trustee fee payable	48,542
Commitment fee payable	10,620
Accrued expenses	563,989
Total Liabilities	5,733,712
NET ASSETS	$2,982,985,901
COMPOSITION OF NET ASSETS
Paid-in capital	$2,011,052,369
Total distributable earnings	971,933,532
$2,982,985,901
Class 2 ($401,977,228 / 32,043,736 shares outstanding), unlimited authorized, no par value	$12.54
Class 3 ($382,280,570 / 30,439,794 shares outstanding), unlimited authorized, no par value	$12.56
Class 4 ($615,753,869 / 48,985,093 shares outstanding), unlimited authorized, no par value	$12.57
Class 5 ($1,269,244,315 / 100,674,318 shares outstanding), unlimited authorized, no par value	$12.61
Class K ($64,776,086 / 5,182,817 shares outstanding), unlimited authorized, no par value	$12.50
Institutional Class ($248,953,833 / 19,977,233 shares outstanding), unlimited authorized, no par value	$12.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford International Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,597,965)	$18,002,029
Windfall tax recovery (Note A)	4,503,801
Non-cash income	4,186,133
Interest	708,002
Total Investment Income	27,399,965
EXPENSES
Advisory fee (Note B)	10,301,302
Shareholder Servicing fees — Class 2 shares (Note B)	1,204,152
Shareholder Servicing fees — Class 3 shares (Note B)	192,413
Shareholder Servicing fees — Class 4 shares (Note B)	422,963
Shareholder Servicing fees — Class 5 shares (Note B)	249,038
Administration & Supervisory fee — Class K shares (Note B)	119,460
Administration & Supervisory fee — Institutional Class shares (Note B)	415,660
Transfer agency	134,484
Sub-transfer agency — Institutional Class shares	196,806
Fund accounting	523,645
Legal	512,485
Custody	360,325
Trustees' fees	194,311
Professional fees	154,275
Commitment fees	43,009
Registration fees	40,643
Miscellaneous	121,897
Total Expenses	15,186,868
Net Investment Income	12,213,097
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $295,457)	191,841,320
Foreign currency transactions	(3,101)
191,838,219
Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of $907,925) (Note A)	34,079,095
Translation of net assets and liabilities denominated in foreign currencies	(156,835)
33,922,260
Net realized and unrealized gain	225,760,479
NET INCREASE IN NET ASSETS FROM OPERATIONS	$237,973,576

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Growth Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$12,213,097	$10,785,352
Net realized gain	191,838,219	66,982,774
Net change in unrealized appreciation	33,922,260	295,080,020
Net Increase in Net Assets from Operations	237,973,576	372,848,146
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(27,322,725)	(2,759,112)
Class 3	(26,841,401)	(1,101,812)
Class 4	(43,091,869)	(2,770,069)
Class 5	(89,157,706)	(6,235,027)
Class K	(4,496,563)	(265,664)
Institutional Class	(17,234,657)	(745,677)
Total Distributions to Shareholders	(208,144,921)	(13,877,361)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	185,508,507 *	28,506,000
Class 3	404,465,779 *	1,800,000
Class 4	—	16,000,000
Class K	9,891,649	5,065,217
Institutional Class	80,697,667	99,580,505
Dividends reinvested:
Class 2	27,319,490	2,757,162
Class 3	26,841,401	1,096,924
Class 4	43,091,869	2,770,069
Class 5	89,157,707	6,235,027
Class K	4,496,563	265,664
Institutional Class	16,233,212	711,714
Cost of shares redeemed:
Class 2	(561,073,272)*	(10,145,987)
Class 3	(265,852,507)*	(16,700,000)
Class 4	—	(7,400,000)
Class K	(18,033,260)	(2,680,104)
Institutional Class	(89,422,431)	(82,215,244)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(46,677,626)	45,646,947
Total Increase (Decrease) in Net Assets	(16,848,971)	404,617,732
NET ASSETS
Beginning of Year	2,999,834,872	2,595,217,140
End of Year	$2,982,985,901	$2,999,834,872

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Growth Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.47	$10.96	$16.81	$21.56	$14.59
From Investment Operations
Net investment income(a)	0.05	0.04	0.08	0.15	0.00 (b)
Net realized and unrealized gain (loss) on investments and foreign currency	0.94	1.52	(5.87)	(2.20)	9.17
Net increase (decrease) in net asset value from investment operations	0.99	1.56	(5.79)	(2.05)	9.17
Dividends and Distributions to Shareholders
From net investment income	(0.03)	(0.04)	(0.01)	(0.41)	—
From net realized gain on investments	(0.89)	(0.01)	(0.05)	(2.29)	(2.20)
Total dividends and distributions	(0.92)	(0.05)	(0.06)	(2.70)	(2.20)
Net asset value, end of year	$12.54	$12.47	$10.96	$16.81	$21.56
Total Return
Total return based on net asset value(c)	7.86%	14.31%	(34.43)%	(9.40)%	62.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$401,977	$702,932	$598,426	$455,384	$599,275
Ratio of net expenses to average net assets	0.57%	0.58%	0.60%	0.57%	0.58%
Ratio of net investment income to average net assets	0.40%	0.30%	0.68%	0.68%	0.02%
Portfolio turnover rate(d)	22%	12%	12%	13%	26%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Growth Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.51	$10.99	$16.85	$21.63	$14.62
From Investment Operations
Net investment income(a)	0.02	0.05	0.08	0.16	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.98	1.53	(5.87)	(2.21)	9.20
Net increase (decrease) in net asset value from investment operations	1.00	1.58	(5.79)	(2.05)	9.21
Dividends and Distributions to Shareholders
From net investment income	(0.06)	(0.05)	(0.02)	(0.44)	—
From net realized gain on investments	(0.89)	(0.01)	(0.05)	(2.29)	(2.20)
Total dividends and distributions	(0.95)	(0.06)	(0.07)	(2.73)	(2.20)
Net asset value, end of year	$12.56	$12.51	$10.99	$16.85	$21.63
Total Return
Total return based on net asset value(b)	7.94%	14.39%	(34.38)%	(9.34)%	63.07%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$382,281	$242,269	$225,485	$503,783	$693,179
Ratio of net expenses to average net assets	0.50%	0.51%	0.53%	0.50%	0.51%
Ratio of net investment income to average net assets	0.12%	0.39%	0.64%	0.74%	0.03%
Portfolio turnover rate(c)	22%	12%	12%	13%	26%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Growth Fund
Selected data for a Class 4 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.51	$10.99	$16.86	$21.65	$14.63
From Investment Operations
Net investment income(a)	0.05	0.05	0.09	0.17	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.96	1.54	(5.89)	(2.21)	9.21
Net increase (decrease) in net asset value from investment operations	1.01	1.59	(5.80)	(2.04)	9.22
Dividends and Distributions to Shareholders
From net investment income	(0.06)	(0.06)	(0.02)	(0.46)	0.00 (b)
From net realized gain on investments	(0.89)	(0.01)	(0.05)	(2.29)	(2.20)
Total dividends and distributions	(0.95)	(0.07)	(0.07)	(2.75)	(2.20)
Net asset value, end of year	$12.57	$12.51	$10.99	$16.86	$21.65
Total Return
Total return based on net asset value(c)	7.97%	14.42%	(34.36)%	(9.31)%	63.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$615,754	$570,283	$491,265	$860,635	$969,427
Ratio of net expenses to average net assets	0.47%	0.48%	0.50%	0.47%	0.48%
Ratio of net investment income to average net assets	0.41%	0.41%	0.72%	0.78%	0.06%
Portfolio turnover rate(d)	22%	12%	12%	13%	26%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Growth Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.55	$11.02	$16.91	$21.70	$14.66
From Investment Operations
Net investment income(a)	0.06	0.06	0.09	0.18	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.95	1.54	(5.90)	(2.21)	9.23
Net increase (decrease) in net asset value from investment operations	1.01	1.60	(5.81)	(2.03)	9.25
Dividends and Distributions to Shareholders
From net investment income	(0.06)	(0.06)	(0.03)	(0.47)	(0.01)
From net realized gain on investments	(0.89)	(0.01)	(0.05)	(2.29)	(2.20)
Total dividends and distributions	(0.95)	(0.07)	(0.08)	(2.76)	(2.21)
Net asset value, end of year	$12.61	$12.55	$11.02	$16.91	$21.70
Total Return
Total return based on net asset value(b)	8.03%	14.48%	(34.33)%	(9.27)%	63.20%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,269,244	$1,174,929	$1,026,319	$1,562,791	$1,842,231
Ratio of net expenses to average net assets	0.42%	0.43%	0.45%	0.42%	0.43%
Ratio of net investment income to average net assets	0.46%	0.46%	0.79%	0.82%	0.13%
Portfolio turnover rate(c)	22%	12%	12%	13%	26%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Growth Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.45	$10.93	$16.77	$21.54	$14.58
From Investment Operations
Net investment income (loss)(a)	0.04	0.04	0.08	0.15	(0.05	)(b)
Net realized and unrealized gain (loss) on investments and foreign currency	0.94	1.53	(5.86)	(2.20)	9.21
Net increase (decrease) in net asset value from investment operations	0.98	1.57	(5.78)	(2.05)	9.16
Dividends and Distributions to Shareholders
From net investment income	(0.04)	(0.04)	(0.01)	(0.43)	0.00	(c)
From net realized gain on investments	(0.89)	(0.01)	(0.05)	(2.29)	(2.20)
Total dividends and distributions	(0.93)	(0.05)	(0.06)	(2.72)	(2.20)
Net asset value, end of year	$12.50	$12.45	$10.93	$16.77	$21.54
Total Return
Total return based on net asset value(d)	7.84%	14.36%	(34.43)%	(9.43)%	62.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$64,776	$67,516	$57,075	$82,820	$130,401
Ratio of net expenses to average net assets	0.57%	0.58%	0.60%	0.57%	0.58%
Ratio of net investment income (loss) to average net assets	0.33%	0.31%	0.66%	0.69%	(0.26)%
Portfolio turnover rate(e)	22%	12%	12%	13%	26%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Calculation of the net gain or (loss) per share may not correlate to the aggregate investment income presented in the Statement of Operations due to the allocation of expenses across the share classes.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Growth Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.41	$10.90	$16.72	$21.48	$14.55
From Investment Operations
Net investment income (loss)(a)	0.03	0.02	0.07	0.12	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.94	1.53	(5.84)	(2.18)	9.16
Net increase (decrease) in net asset value from investment operations	0.97	1.55	(5.77)	(2.06)	9.13
Dividends and Distributions to Shareholders
From net investment income	(0.03)	(0.03)	—	(0.41)	—
From net realized gain on investments	(0.89)	(0.01)	(0.05)	(2.29)	(2.20)
Total dividends and distributions	(0.92)	(0.04)	(0.05)	(2.70)	(2.20)
Net asset value, end of year	$12.46	$12.41	$10.90	$16.72	$21.48
Total Return
Total return based on net asset value(b)	7.80%	14.20%	(34.49)%	(9.49)%	62.84%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$248,954	$241,906	$196,648	$321,882	$308,176
Ratio of net expenses to average net assets	0.65%	0.66%	0.68%	0.65%	0.64%
Ratio of net investment income (loss) to average net assets	0.24%	0.19%	0.60%	0.55%	(0.16)%
Portfolio turnover rate(c)	22%	12%	12%	13%	26%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level. and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Smaller Companies Fund

	Value	% of Total Net Assets
Biotechnology	$161,307	1.2%
Building Materials	191,762	1.4
Chemicals	177,774	1.3
Commercial Services	949,143	6.9
Computers	175,009	1.3
Distribution/Wholesale	849,804	6.1
Diversified Financial Services	1,844,199	13.3
Electrical Components & Equipment	187,246	1.3
Electronics	650,228	4.7
Entertainment	128,443	0.9
Hand/Machine Tools	155,939	1.1
Healthcare — Products	179,030	1.3
Healthcare — Services	23,559	0.2
Insurance	45,525	0.3
Internet	1,303,969	9.4
Investment Companies	38,958	0.3
Leisure Time	437,925	3.2
Machinery — Diversified	353,123	2.5
Media	28,362	0.2
Mining	159,572	1.1
Miscellaneous Manufacturing	547,951	4.0
Oil & Gas Services	163,976	1.2
Pharmaceuticals	261,983	1.9
Private Equity	68,805	0.5
Retail	675,021	4.9
Semiconductors	1,553,794	11.2
Software	1,604,093	11.6
Telecommunications	166,597	1.2
Toys/Games/Hobbies	554,033	4.0
Total Value of Investments	13,637,130	98.5
Other assets less liabilities	203,016	1.5
Net Assets	$13,840,146	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Smaller Companies Fund

	Shares	Value
COMMON STOCKS — 98.5%
AUSTRALIA — 3.4%
Mader Group Ltd.	19,819	$73,703
Netwealth Group Ltd.	17,685	313,752
Vulcan Energy Resources Ltd. *	25,918	85,869
		473,324
BELGIUM — 0.6%
Melexis NV	1,496	87,467
CANADA — 4.9%
Docebo, Inc. *	6,390	286,549
Kinaxis, Inc. *	3,265	393,267
		679,816
CHINA — 3.7%
Airtac International Group	14,229	365,486
Xtep International Holdings Ltd.	196,500	141,466
		506,952
CZECH REPUBLIC — 0.6%
WAG Payment Solutions PLC *	89,933	90,070
DENMARK — 1.6%
ALK-Abello A/S *	9,773	216,405
FINLAND — 0.2%
Nanoform Finland PLC *	22,681	32,610
FRANCE — 0.1%
Cellectis SA ADR *	8,846	15,923
GERMANY — 6.2%
Aumann AG	3,322	36,715
Auto1 Group SE *	19,326	313,351
Hypoport SE *	1,976	347,071
Tonies SE, Class A *	20,796	163,285
		860,422

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Smaller Companies Fund

	Shares	Value
HONG KONG — 1.4%
Hypebeast Ltd.	481,000	$13,225
Johnson Electric Holdings Ltd.	134,357	187,246
		200,471
INDIA — 2.6%
CreditAccess Grameen Ltd.	15,301	158,033
IndiaMart InterMesh Ltd.	2,766	72,512
PVR Inox Ltd. *	8,450	128,443
		358,988
ISRAEL — 2.4%
Maytronics Ltd.	24,150	64,987
Nayax Ltd. *	8,885	261,381
		326,368
ITALY — 8.2%
Brunello Cucinelli SpA	3,986	435,428
Reply SpA	2,627	417,595
Technogym SpA	25,940	281,647
		1,134,670
JAPAN — 22.0%
Anicom Holdings, Inc.	11,200	45,525
Appier Group, Inc.	11,700	106,130
Bengo4.com, Inc. *	11,300	161,732
CellSource Co., Ltd.	4,500	23,559
DMG Mori Co., Ltd.	9,800	155,939
eGuarantee, Inc.	10,300	115,965
Freee K.K. *	2,700	51,402
GA Technologies Co., Ltd. *	10,900	105,813
GMO Financial Gate, Inc.	3,900	175,009
Infomart Corp.	62,600	120,159
Inter Action Corp.	4,000	25,280
Iriso Electronics Co., Ltd.	4,900	83,680
Jade Group, Inc. *	11,500	109,750
JMDC, Inc.	6,600	163,452
Kamakura Shinsho Ltd.	21,300	74,647
Katitas Co., Ltd.	11,400	163,413
KeePer Technical Laboratory Co., Ltd.	6,100	182,826

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Smaller Companies Fund

	Shares	Value
KH Neochem Co., Ltd.	13,800	$177,774
Megachips Corp.	6,900	273,106
Raksul, Inc.	26,700	223,046
Sansan, Inc. *	18,500	265,420
Shima Seiki Manufacturing Ltd.	6,100	40,288
Tsugami Corp.	20,600	201,237
		3,045,152
MALAYSIA — 0.5%
ViTrox Corp. Bhd	83,600	74,885
NETHERLANDS — 2.2%
Flow Traders Ltd.	6,189	138,218
Fugro NV	9,463	163,976
		302,194
PHILIPPINES — 0.7%
Philippine Seven Corp.	83,720	98,128
SOUTH KOREA — 3.1%
Douzone Bizon Co., Ltd.	1,971	84,040
Hana Tour Service, Inc.	2,497	91,290
Koh Young Technology, Inc. *	10,347	56,411
Park Systems Corp. *	1,284	182,465
Wantedlab, Inc. *	4,359	16,690
		430,896
SWEDEN — 9.2%
AddTech AB, B Shares	12,863	350,489
Avanza Bank Holding AB	12,653	311,577
Cellavision AB	1,790	35,082
HMS Networks AB	4,255	166,597
Paradox Interactive AB	10,831	201,077
Storytel AB *	4,561	28,362
VNV Global AB *	23,434	38,958
Xvivo Perfusion AB *	3,008	132,589
		1,264,731

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Smaller Companies Fund

	Shares	Value
SWITZERLAND — 4.1%
Bossard Holding AG	884	$185,963
Sensirion Holding AG *	4,511	275,367
u-blox Holding AG *	1,230	99,134
		560,464
TAIWAN — 9.7%
Andes Technology Corp. *	5,301	66,812
ASPEED Technology, Inc.	3,100	313,745
Chroma ATE, Inc.	41,000	510,136
Global Unichip Corp.	10,000	412,884
TCI Co., Ltd.	12,148	45,577
		1,349,154
UNITED KINGDOM — 9.1%
Alpha Group International PLC	9,264	271,384
Angle PLC *	88,524	11,359
dotdigital group PLC	73,839	80,237
Games Workshop Group PLC	2,350	390,748
Molten Ventures PLC *	17,229	68,805
Oxford Nanopore Technologies PLC *	69,940	112,775
Team17 Group PLC *	22,496	61,958
Trustpilot Group PLC *	59,794	228,537
Victoria PLC *	33,010	28,349
		1,254,152
UNITED STATES — 2.0%
Burford Capital Ltd.	21,138	273,888
TOTAL INVESTMENTS — 98.5%
(cost $13,367,979)		$13,637,130
Other assets less liabilities — 1.5%		203,016
NET ASSETS — 100.0%		$13,840,146

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Smaller Companies Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$2,957,979	$10,679,151	$—	$13,637,130
Total	$2,957,979	$10,679,151	$—	$13,637,130

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford International Smaller Companies Fund

ASSETS
Investments, at value (cost $13,367,979)	$13,637,130
Cash	207,758
Due from Manager	75,599
Tax reclaims receivable	32,358
Dividends receivable	6,634
Prepaid assets	26,013
Total Assets	13,985,492
LIABILITIES
Advisory fee payable	20,715
Administration & Supervisory fee payable	6,072
Trustee fee payable	219
Deferred India capital gains tax liability (Note A)	108
Commitment fee payable	48
Accrued expenses	118,184
Total Liabilities	145,346
NET ASSETS	$13,840,146
COMPOSITION OF NET ASSETS
Paid-in capital	$32,614,992
Total accumulated (loss)	(18,774,846)
$13,840,146
NET ASSET VALUE, PER SHARE
Class K ($26,337 / 2,134 shares outstanding), unlimited authorized, no par value	$12.34
Institutional Class ($13,813,809 / 1,155,561 shares outstanding), unlimited authorized, no par value	$11.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford International Smaller Companies Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $23,123)	$153,682
Interest	7,082
Total Investment Income	160,764
EXPENSES
Advisory fee (Note B)	82,112
Administration & Supervisory fee — Class K shares (Note B)	144
Administration & Supervisory fee — Institutional Class shares (Note B)	23,923
Transfer agency	37,620
Sub-transfer agency — Institutional Class shares	13,918
Fund accounting	118,395
Professional fees	45,875
Registration fees	34,164
Custody	10,173
Legal	2,657
Trustees' fees	894
Commitment fees	198
Miscellaneous	5,994
Total Expenses	376,067
Fees waived/expenses reimbursed	(234,734)
Total Expenses after waiver	141,333
Net Investment Income	19,431
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments	(430,938)
Foreign currency transactions	(469)
(431,407)
Net change in unrealized (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of ($14,063)) (Note A)	(62,348)
Translation of net assets and liabilities denominated in foreign currencies	(2,713)
(65,061)
Net realized and unrealized (loss)	(496,468)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(477,037)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Smaller Companies Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$19,431	$70,256
Net realized (loss)	(431,407)	(8,741,542)
Net change in unrealized appreciation (depreciation)	(65,061)	12,634,113
Net Increase (Decrease) in Net Assets from Operations	(477,037)	3,962,827
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(67)	—
Institutional Class	(76,368)	(382,373)
Total Distributions to Shareholders	(76,435)	(382,373)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	123,590	1,671,800
Institutional Class	150,414	564,800
Dividends reinvested:
Class K	67	—
Institutional Class	76,368	382,373
Cost of shares redeemed:
Class K	(118,914)	(26,851,735)
Institutional Class	(623,153)	(57,993)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(391,628)	(24,290,755)
Total (Decrease) in Net Assets	(945,100)	(20,710,301)
NET ASSETS
Beginning of Year	14,785,246	35,495,547
End of Year	$13,840,146	$14,785,246

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Smaller Companies Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.77	$11.26	$18.55	$17.49	$12.30
From Investment Operations
Net investment income (loss)(a)	0.05	0.05	0.03	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.45)	1.46	(7.30)	1.20	6.00
Net increase (decrease) in net asset value from investment operations	(0.40)	1.51	(7.27)	1.14	5.97
Dividends and Distributions to Shareholders
From net investment income	(0.03)	—	(0.02)	(0.01)	—
From net realized gain on investments	—	—	—	(0.07)	(0.78)
Total dividends and distributions	(0.03)	—	(0.02)	(0.08)	(0.78)
Net asset value, end of year	$12.34	$12.77	$11.26	$18.55	$17.49
Total Return
Total return based on net asset value(b)	(3.12)%	13.41%	(39.20)%	6.49%	48.61%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$26	$21	$22,910	$41,517	$936
Ratio of net expenses to average net assets, before waiver	2.56%	1.88%	1.55%	1.84%	17.20%
Ratio of net expenses to average net assets, after waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.43%	0.43%	0.23%	(0.31)%	(0.23)%
Portfolio turnover rate(c)	18%	19%	44%	16%	16%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford International Smaller Companies Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.41	$11.25	$18.55	$17.49	$12.30
From Investment Operations
Net investment income (loss)(a)	0.02	0.02	0.02	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.41)	1.47	(7.31)	1.20	6.00
Net increase (decrease) in net asset value from investment operations	(0.39)	1.49	(7.29)	1.14	5.97
Dividends and Distributions to Shareholders
From net investment income	(0.07)	(0.33)	(0.01)	(0.01)	—
From net realized gain on investments	—	—	—	(0.07)	(0.78)
Total dividends and distributions	(0.07)	(0.33)	(0.01)	(0.08)	(0.78)
Net asset value, end of year	$11.95	$12.41	$11.25	$18.55	$17.49
Total Return
Total return based on net asset value(b)	(3.17)%	13.25%	(39.28)%	6.48%	48.61%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$13,814	$14,764	$12,586	$15,370	$936
Ratio of net expenses to average net assets, before waiver	2.66%	1.98%	1.65%	1.91%	17.20%
Ratio of net expenses to average net assets, after waiver	1.00%	1.01%	0.99%	0.97%	0.90%
Ratio of net investment income (loss) to average net assets	0.14%	0.20%	0.17%	(0.30)%	(0.23)%
Portfolio turnover rate(c)	18%	19%	44%	16%	16%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Long Term Global Growth Fund

	Value	% of Total Net Assets
Advertising	$38,103,931	3.9%
Aerospace/Defense	6,531,926	0.7
Apparel	18,062,473	1.9
Auto Manufacturers	42,501,244	4.4
Auto Parts & Equipment	14,974,230	1.5
Banks	18,153,362	1.9
Beverages	12,840,376	1.3
Biotechnology	37,117,039	3.8
Commercial Services	29,039,467	3.0
Computers	4,184,476	0.4
Cosmetics/Personal Care	19,192,075	2.0
Energy — Alternate Sources	10,845,671	1.1
Healthcare — Products	37,775,811	3.9
Internet	340,071,786	35.1
Machinery — Diversified	6,367,795	0.7
Pharmaceuticals	17,688,242	1.8
Retail	28,362,672	2.9
Semiconductors	96,008,209	9.9
Software	172,844,819	17.8
Total Value of Investments	950,665,604	98.0
Other assets less liabilities	19,399,798	2.0
Net Assets	$970,065,402	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
COMMON STOCKS — 98.0%
BRAZIL — 4.5%
MercadoLibre, Inc. *	14,659	$24,926,750
NU Holdings Ltd., Class A *	1,752,255	18,153,362
		43,080,112
CANADA — 3.8%
Shopify, Inc., Class A *	347,936	36,996,035
CHINA — 13.2%
BeiGene Ltd. ADR *	70,081	12,944,662
Contemporary Amperex Technology Co., Ltd., Class A	412,760	14,974,230
Horizon Robotics, Inc. *	9,027,600	4,184,476
Kweichow Moutai Co., Ltd., Class A	61,800	12,840,376
Meituan, Class B *	1,895,490	36,854,715
PDD Holdings, Inc. ADR *	276,752	26,842,176
Tencent Holdings Ltd.	374,300	19,977,449
		128,618,084
FRANCE — 1.9%
Hermes International	7,528	18,062,473
GERMANY — 1.6%
BioNTech SE ADR *	137,845	15,707,438
INDIA — 1.5%
Titan Co., Ltd.	379,126	14,372,642
ITALY — 1.4%
Moncler SpA	265,010	13,990,029
NETHERLANDS — 6.2%
Adyen NV *	19,541	29,039,467
ASML Holding NV	44,684	31,298,223
		60,337,690
SINGAPORE — 3.0%
Sea Ltd. ADR *	272,488	28,910,977

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
SOUTH KOREA — 2.6%
Coupang, Inc. *	1,150,018	$25,277,395
UNITED STATES — 58.3%
Advanced Micro Devices, Inc. *	121,433	14,667,892
Amazon.com, Inc. *	312,421	68,542,043
AppLovin Corp., Class A *	76,335	24,719,563
Atlassian Corp., Class A *	128,348	31,237,336
Cloudflare, Inc., Class A *	332,993	35,856,686
Datadog, Inc., Class A *	117,768	16,827,869
Dexcom, Inc. *	227,443	17,688,242
elf Beauty, Inc. *	152,864	19,192,075
Enphase Energy, Inc. *	157,916	10,845,671
Intuitive Surgical, Inc. *	72,373	37,775,811
Joby Aviation, Inc. *	803,435	6,531,926
Moderna, Inc. *	203,582	8,464,940
Netflix, Inc. *	44,824	39,952,528
NVIDIA Corp.	372,642	50,042,094
Rivian Automotive, Inc., Class A *	791,459	10,526,405
ROBLOX Corp., Class A *	315,372	18,247,424
Samsara, Inc., Class A *	543,529	23,746,782
Spotify Technology SA *	71,062	31,791,718
Symbotic, Inc. *	268,570	6,367,795
Tesla, Inc. *	79,177	31,974,840
Trade Desk, Inc. (The), Class A *	324,206	38,103,931
Workday, Inc., Class A *	86,072	22,209,158
		565,312,729
TOTAL INVESTMENTS — 98.0%
(cost $605,902,800)		$950,665,604
Other assets less liabilities — 2.0%		19,399,798
NET ASSETS — 100.0%		$970,065,402

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Long Term Global Growth Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$759,256,000	$191,409,604	$—	$950,665,604
Total	$759,256,000	$191,409,604	$—	$950,665,604

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford Long Term Global Growth Fund

ASSETS
Investments, at value (cost $605,902,800)	$950,665,604
Cash	20,833,484
Foreign cash, at value (cost $5)	5
Capital shares sold receivable	552,550
Tax reclaims receivable	196,348
Prepaid assets	26,182
Total Assets	972,274,173
LIABILITIES
Advisory fee payable	1,080,682
Capital shares purchased payable	483,498
Administration & Supervisory fee payable	358,759
Shareholder Servicing fee payable	49,499
Trustee fee payable	15,213
Commitment fee payable	3,328
Accrued expenses	217,792
Total Liabilities	2,208,771
NET ASSETS	$970,065,402
COMPOSITION OF NET ASSETS
Paid-in capital	$797,827,075
Total distributable earnings	172,238,327
$970,065,402
NET ASSET VALUE, PER SHARE
Class 2 ($115,559,304 / 3,478,545 shares outstanding), unlimited authorized, no par value	$33.22
Class K ($524,413,356 / 15,778,494 shares outstanding), unlimited authorized, no par value	$33.24
Institutional Class ($330,092,742 / 9,994,456 shares outstanding), unlimited authorized, no par value	$33.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford Long Term Global Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $287,690)	$1,837,079
Interest	423,552
Windfall tax recovery (Note A)	167,568
Total Investment Income	2,428,199
EXPENSES
Advisory fee (Note B)	3,452,263
Shareholder Servicing fees — Class 2 shares (Note B)	179,303
Administration & Supervisory fee — Class K shares (Note B)	668,013
Administration & Supervisory fee — Institutional Class shares (Note B)	456,873
Transfer agency	83,852
Sub-transfer agency — Institutional Class shares	254,147
Fund accounting	140,245
Legal	131,162
Custody	66,931
Professional fees	65,586
Trustees' fees	49,790
Registration fees	39,507
Commitment fees	11,009
Line of Credit Interest	4,965
Miscellaneous	33,787
Total Expenses	5,637,433
Net Investment (Loss)	(3,209,234)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments (net of India capital gains tax expense of $95,844)	51,941,944
Foreign currency transactions	30,706
51,972,650
Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of ($106,751)) (Note A)	120,558,166
Translation of net assets and liabilities denominated in foreign currencies	(10,702)
120,547,464
Net realized and unrealized gain	172,520,114
NET INCREASE IN NET ASSETS FROM OPERATIONS	$169,310,880

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Long Term Global Growth Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(3,209,234)	$(1,967,516)
Net realized gain (loss)	51,972,650	(29,212,895)
Net change in unrealized appreciation	120,547,464	214,219,094
Net Increase in Net Assets from Operations	169,310,880	183,038,683
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	17,006,000	6,000
Class K	143,818,003	5,900,106
Institutional Class	92,212,800	51,934,816
Cost of shares redeemed:
Class 2	(5,400,000)	(1,750,000)
Class 4	—	(46,893,467)
Class K	(26,437,983)	(13,798,230)
Institutional Class	(72,030,902)	(44,532,165)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	149,167,918	(49,132,940)
Total Increase in Net Assets	318,478,798	133,905,743
NET ASSETS
Beginning of Year	651,586,604	517,680,861
End of Year	$970,065,402	$651,586,604

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$26.57	$19.45	$37.47	$38.45	$20.68
From Investment Operations
Net investment (loss)(a)	(0.11)	(0.07)	(0.08)	(0.25)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	6.76	7.19	(17.19)	1.20	21.17
Net increase (decrease) in net asset value from investment operations	6.65	7.12	(17.27)	0.95	21.00
Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	(0.75)	(1.93)	(3.23)
Total dividends and distributions	—	—	(0.75)	(1.93)	(3.23)
Net asset value, end of year	$33.22	$26.57	$19.45	$37.47	$38.45
Total Return
Total return based on net asset value(b)	25.01%	36.60%	(46.04)%	2.50%	101.77%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$115,559	$81,054	$60,624	$121,252	$131,695
Ratio of net expenses to average net assets	0.70%	0.71%	0.73%	0.70%	0.71%
Ratio of net investment loss to average net assets	(0.38)%	(0.29)%	(0.33)%	(0.60)%	(0.58)%
Portfolio turnover rate(c)	27%	17%	28%	16%	40%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$26.59	$19.46	$37.48	$38.47	$20.69
From Investment Operations
Net investment (loss)(a)	(0.12)	(0.07)	(0.08)	(0.25)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	6.77	7.20	(17.19)	1.19	21.18
Net increase (decrease) in net asset value from investment operations	6.65	7.13	(17.27)	0.94	21.01
Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	(0.75)	(1.93)	(3.23)
Total dividends and distributions	—	—	(0.75)	(1.93)	(3.23)
Net asset value, end of year	$33.24	$26.59	$19.46	$37.48	$38.47
Total Return
Total return based on net asset value(b)	24.97%	36.64%	(46.04)%	2.48%	101.76%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$524,413	$320,106	$240,856	$432,975	$221,188
Ratio of net expenses to average net assets	0.70%	0.71%	0.73%	0.70%	0.71%
Ratio of net investment loss to average net assets	(0.38)%	(0.29)%	(0.34)%	(0.61)%	(0.57)%
Portfolio turnover rate(c)	27%	17%	28%	16%	40%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford Long Term Global Growth Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$26.44	$19.38	$37.36	$38.38	$20.66
From Investment Operations
Net investment (loss)(a)	(0.14)	(0.09)	(0.10)	(0.29)	(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	6.73	7.15	(17.13)	1.20	21.17
Net increase (decrease) in net asset value from investment operations	6.59	7.06	(17.23)	0.91	20.95
Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	(0.75)	(1.93)	(3.23)
Total dividends and distributions	—	—	(0.75)	(1.93)	(3.23)
Net asset value, end of year	$33.03	$26.44	$19.38	$37.36	$38.38
Total Return
Total return based on net asset value(b)	24.92%	36.43%	(46.08)%	2.40%	101.61%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$330,093	$250,427	$176,109	$525,321	$350,860
Ratio of net expenses to average net assets	0.80%	0.81%	0.84%	0.80%	0.79%
Ratio of net investment loss to average net assets	(0.48)%	(0.39)%	(0.42)%	(0.71)%	(0.68)%
Portfolio turnover rate(c)	27%	17%	28%	16%	40%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford U.S. Equity Growth Fund

	Value	% of Total Net Assets
Advertising	$1,798,562	8.0%
Auto Manufacturers	831,468	3.7
Auto Parts & Equipment	330,259	1.5
Biotechnology	1,059,661	4.7
Commercial Services	866,208	3.9
Distribution/Wholesale	480,524	2.1
Entertainment	323,454	1.4
Healthcare — Products	837,068	3.7
Healthcare — Services	188,286	0.8
Home Furnishings	298,214	1.3
Insurance	167,224	0.7
Internet	8,185,650	36.4
Leisure Time	137,981	0.6
Real Estate	378,639	1.7
REITS	222,859	1.0
Retail	418,864	1.9
Semiconductors	1,109,907	4.9
Software	4,580,870	20.4
Total Value of Investments	22,215,698	98.7
Other assets less liabilities	294,421	1.3
Net Assets	$22,510,119	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 98.7%
CANADA — 6.9%
Shopify, Inc., Class A *	14,545	$1,546,570
ISRAEL — 0.5%
Oddity Tech Ltd., Class A *	2,924	122,866
UNITED STATES — 91.3%
Affirm Holdings, Inc. *	8,196	499,136
Alnylam Pharmaceuticals, Inc. *	1,491	350,847
Amazon.com, Inc. *	8,262	1,812,600
Aurora Innovation, Inc. *	52,422	330,259
Block, Inc. *	4,319	367,072
Chewy, Inc., Class A *	8,209	274,919
Cloudflare, Inc., Class A *	9,209	991,625
CoStar Group, Inc. *	5,289	378,640
Datadog, Inc., Class A *	3,536	505,259
Denali Therapeutics, Inc. *	7,502	152,891
DoorDash, Inc., Class A *	6,902	1,157,811
Doximity, Inc., Class A *	4,998	266,843
DraftKings, Inc., Class A *	8,695	323,454
Duolingo, Inc. *	2,292	743,135
Ensign Group, Inc. (The)	1,310	174,047
Ginkgo Bioworks Holdings, Inc. *	1,450	14,239
Guardant Health, Inc. *	6,872	209,940
Inspire Medical Systems, Inc. *	1,520	281,778
Insulet Corp. *	1,261	329,209
Lemonade, Inc. *	4,559	167,224
Lineage, Inc.	3,805	222,859
Meta Platforms, Inc., Class A	2,130	1,247,136
Moderna, Inc. *	6,799	282,702
Netflix, Inc. *	1,436	1,279,936
NVIDIA Corp.	8,265	1,109,907
Penumbra, Inc. *	952	226,081
Pinterest, Inc., Class A *	11,461	332,369
Recursion Pharmaceuticals, Inc., Class A *	8,000	54,080
Rivian Automotive, Inc., Class A *	7,163	95,268
ROBLOX Corp., Class A *	9,103	526,700
Roku, Inc. *	3,469	257,885

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
Samsara, Inc., Class A *	6,347	$277,300
Sana Biotechnology, Inc. *	5,645	9,201
SharkNinja, Inc. *	3,063	298,214
Snowflake, Inc., Class A *	1,863	287,666
Sprout Social, Inc., Class A *	3,418	104,967
Sweetgreen, Inc., Class A *	13,065	418,864
Tempus AI, Inc. *	5,244	177,037
Tesla, Inc. *	1,823	736,200
Trade Desk, Inc. (The), Class A *	15,303	1,798,562
Watsco, Inc.	1,014	480,524
Wayfair, Inc., Class A *	6,237	276,424
Workday, Inc., Class A *	2,238	577,471
YETI Holdings, Inc. *	3,583	137,981
		20,546,262
TOTAL INVESTMENTS — 98.7%
(cost $11,644,226)		$22,215,698
Other assets less liabilities — 1.3%		294,421
NET ASSETS — 100.0%		$22,510,119

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$22,215,698	$—	$—	$22,215,698
Total	$22,215,698	$—	$—	$22,215,698

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Financial Statements and Other Information
December 31, 2024

December 31, 2024
Baillie Gifford U.S. Equity Growth Fund

ASSETS
Investments, at value (cost $11,644,226)	$22,215,698
Cash	382,236
Due from Manager	45,220
Dividends receivable	2,089
Capital shares sold receivable	154
Prepaid assets	23,227
Total Assets	22,668,624
LIABILITIES
Advisory fee payable	20,210
Capital shares purchased payable	37,213
Administration & Supervisory fee payable	10,411
Trustee fee payable	388
Commitment fee payable	85
Accrued expenses	90,198
Total Liabilities	158,505
NET ASSETS	$22,510,119
COMPOSITION OF NET ASSETS
Paid-in capital	$31,777,953
Total accumulated (loss)	(9,267,834)
$22,510,119
NET ASSET VALUE, PER SHARE
Class K ($8,615,083 / 323,826 shares outstanding), unlimited authorized, no par value	$26.60
Institutional Class ($13,895,036 / 525,444 shares outstanding), unlimited authorized, no par value	$26.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Financial Statements and Other Information
December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford U.S. Equity Growth Fund

INVESTMENT INCOME
Dividends	$28,500
Interest	12,458
Total Investment Income	40,958
EXPENSES
Advisory fee (Note B)	98,052
Administration & Supervisory fee — Class K shares (Note B)	19,550
Administration & Supervisory fee — Institutional Class shares (Note B)	30,961
Transfer agency	44,397
Sub-transfer agency — Institutional Class shares	17,367
Fund accounting	85,627
Registration fees	35,122
Professional fees	28,584
Custody	7,382
Line of Credit Interest	6,332
Legal	5,402
Trustees' fees	1,770
Commitment fees	394
Miscellaneous	6,368
Total Expenses	387,308
Fees waived/expenses reimbursed	(176,809)
Total Expenses after Waiver	210,499
Net Investment (Loss)	(169,541)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	3,974,914
3,974,914
Net change in unrealized appreciation on:
Investments	3,593,074
3,593,074
Net realized and unrealized gain	7,567,988
NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,398,447

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford U.S. Equity Growth Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(169,541)	$(237,053)
Net realized gain (loss)	3,974,914	(9,148,595)
Net change in unrealized appreciation	3,593,074	24,719,061
Net Increase in Net Assets from Operations	7,398,447	15,333,413
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	313,958	485,830
Institutional Class	902,616	4,632,310
Cost of shares redeemed:
Class K	(16,249,105)	(2,342,899)
Institutional Class	(15,365,424)	(7,586,926)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(30,397,955)	(4,811,685)
Total Increase (Decrease) in Net Assets	(22,999,508)	10,521,728
NET ASSETS
Beginning of Year	45,509,627	34,987,899
End of Year	$22,510,119	$45,509,627

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford U.S. Equity Growth Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$20.37	$13.95	$34.63	$39.85	$18.25
From Investment Operations
Net investment (loss)(a)	(0.11)	(0.09)	(0.10)	(0.25)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	6.34	6.51	(19.21)	(1.40)	23.07
Net increase (decrease) in net asset value from investment operations	6.23	6.42	(19.31)	(1.65)	22.91
Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	(1.37)	(3.57)	(1.31)
Total dividends and distributions	—	—	(1.37)	(3.57)	(1.31)
Net asset value, end of year	$26.60	$20.37	$13.95	$34.63	$39.85
Total Return
Total return based on net asset value(b)	30.59%	46.02%	(55.58)%	(4.17)%	125.57%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,615	$21,710	$16,273	$38,673	$58,076
Ratio of net expenses to average net assets, before waiver	1.25%	1.00%	0.97%	0.68%	0.97%
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment loss to average net assets	(0.51)%	(0.50)%	(0.53)%	(0.58)%	(0.55)%
Portfolio turnover rate(c)	19%	22%	14%	70%	33%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Financial Statements and Other Information
December 31, 2024

Baillie Gifford U.S. Equity Growth Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$20.27	$13.90	$34.53	$39.78	$18.23
From Investment Operations
Net investment (loss)(a)	(0.14)	(0.10)	(0.13)	(0.29)	(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency	6.31	6.47	(19.13)	(1.39)	23.06
Net increase (decrease) in net asset value from investment operations	6.17	6.37	(19.26)	(1.68)	22.86
Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	(1.37)	(3.57)	(1.31)
Total dividends and distributions	—	—	(1.37)	(3.57)	(1.31)
Net asset value, end of year	$26.44	$20.27	$13.90	$34.53	$39.78
Total Return
Total return based on net asset value(b)	30.44%	45.93%	(55.63)%	(4.25)%	125.43%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$13,895	$23,799	$18,714	$58,804	$42,732
Ratio of net expenses to average net assets, before waiver	1.34%	1.10%	1.08%	0.77%	1.06%
Ratio of net expenses to average net assets, after waiver	0.75%	0.75%	0.76%	0.75%	0.74%
Ratio of net investment loss to average net assets	(0.61)%	(0.59)%	(0.64)%	(0.68)%	(0.65)%
Portfolio turnover rate(c)	19%	22%	14%	70%	33%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

Note A — Organization and Accounting Policies

As of December 31, 2024, each fund identified in the table below (each, a "Fund", and collectively, the "Funds") was a series of Baillie Gifford Funds (the "Trust"). The Trust includes one series, Baillie Gifford International All Cap Fund, that is not included in this report. The investment objective of each Fund includes achieving capital appreciation.

For more detail on specific objectives of each Fund and a description of each share class, please refer to the relevant prospectus. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The

Trust was organized as a Massachusetts business trust on June 21, 2000, under the laws of Massachusetts. The Trust operates pursuant to the Third Amended and Restated Agreement and Declaration of Trust dated September 20, 2023, as amended from time to time.

At a meeting held on September 24, 2024, the Board of Trustees of the Trust (the "Board") approved and adopted Plans of Liquidation and Termination of Baillie Gifford China A Shares Growth Fund, Baillie Gifford Health Innovation Equities Fund, and Baillie Gifford U.S. Discovery Fund. Baillie Gifford China A Shares Growth Fund was liquidated on October 30, 2024. Baillie Gifford U.S. Discovery Fund was liquidated on November 29, 2024. As further described in Note J — Subsequent Events below, Baillie Gifford Health Innovation Equities Fund was liquidated on January 6, 2025.

The following table is a summary of classes of the Funds with shares outstanding as of December 31, 2024:

	Class 2	Class 3	Class 4	Class 5	Class K	Institutional Class
Baillie Gifford China Equities Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford Developed EAFE All Cap Fund	X	X	N/A	N/A	X	X
Baillie Gifford EAFE Plus All Cap Fund	X	X	N/A	N/A	X	X
Baillie Gifford Emerging Markets Equities Fund	X	X	X	X	X	X
Baillie Gifford Emerging Markets ex China Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford Global Alpha Equities Fund	X	N/A	X	N/A	X	X
Baillie Gifford Health Innovation Equities Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford International Alpha Fund	X	X	X	X	X	X
Baillie Gifford International Concentrated Growth Equities Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford International Growth Fund	X	X	X	X	X	X
Baillie Gifford International Smaller Companies Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford Long Term Global Growth Fund	X	N/A	N/A	N/A	X	X
Baillie Gifford U.S. Equity Growth Fund	N/A	N/A	N/A	N/A	X	X

Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). The financial statements of the Funds have been prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Segment Reporting

In November 2023, the FASB issued Accounting Standards Update ("ASU"), ASU 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures, which aims to improve reportable segment disclosure requirements, primarily through enhanced disclosures about segment expenses. The amendments under this ASU are effective for fiscal years beginning after

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

December 15, 2023 and hence the Funds have adopted this ASU for the year ending December 31, 2024.

Each Fund included herein is subject to Topic 946: Investment Companies and is structured as having a limited purpose by design. Each Fund's sole purpose is to invest to obtain returns from investment income and/or capital appreciation in accordance with their established investment objective. As such, each Fund is deemed to be an individual reporting segment under Topic 280 and is not part of a consolidated reporting entity. The results of the operations, as shown in the Statements of Operations and the financial highlights for each Fund is the information utilized for the day-to-day oversight of the Funds. Due to the significance of oversight and their role, the President/Principal Executive Officer is deemed to be the Chief Operating Decision Maker.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Funds' investment adviser, Baillie Gifford Overseas Limited (the "Manager") as the valuation designee (the "Valuation Designee") to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists, subject to the Board's oversight.

Investments for which there are readily available market quotations are valued at market value. Equity securities listed on a securities exchange, market or automated quotation system (including equity securities traded over the counter) for which quotations are readily available, are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation at the most recent quoted bid price.

Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by the Valuation Designee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events may not be reflected in the computation of a Fund's net asset value.

The Valuation Designee utilizes a third-party pricing service for all equity securities, except those traded on Canadian, Latin American or U.S. exchanges, subject to certain minimum confidence levels, which applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which the securities are traded. To the extent that securities are valued using this service, the securities will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments that the Funds have the ability to access

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund's investments at December 31, 2024 is disclosed at the end of each Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is included in investment income, with any non-cash income exceeding 5% of a Fund's total income stated separately on the Statements of Operations, and is recorded at the fair value of securities received.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

U.S. Federal and Other Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

As a result of several court cases in certain countries across the European Union ("EU"), some Funds may file European tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. If a positive decision is reached and as such, reclaims become payable to the Funds, they are reflected as Windfall Tax Recovery within investment income in the Statements of

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

Operations and related receivables, if any, will be reflected within tax reclaims receivable in the Statements of Assets and Liabilities. If the associated cash is received, the Funds will generally follow, for tax purposes, IRS guidance in Notice 2016-10 and reduce the current year foreign taxes paid by the amount of the refund. When uncertainty exists as to the ultimate resolution of these proceedings and the likelihood of receipt of these EU reclaims, no amounts are reflected in the financial statements.

In the event that EU reclaims received by a Fund during a fiscal year exceed foreign withholding taxes paid by the Fund, and the Fund previously passed through to its shareholders foreign taxes incurred by the Fund to be used as a credit or deduction on a shareholder's income tax return, the Fund will enter into a closing agreement with the IRS in order to pay the associated tax liability on behalf of the Fund's shareholders.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities in India or other such foreign jurisdictions, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred tax liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. The previous three tax year ends and the interim tax period since then, as applicable, remain subject to examination.

At December 31, 2024 for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Losses No Expiration	Long Term Capital Losses No Expiration	Capital Loss Available Total
Baillie Gifford China Equities Fund	$(387,122)	$(487,685)	$(874,807)
Baillie Gifford Developed EAFE All Cap Fund	(12,997,734)	—	(12,997,734)
Baillie Gifford EAFE Plus All Cap Fund	—	—	—
Baillie Gifford Emerging Markets Equities Fund	(176,746,124)	(250,622,902)	(427,369,026)
Baillie Gifford Emerging Markets ex China Fund	(21,049)	(28,832)	(49,881)
Baillie Gifford Global Alpha Equities Fund	—	—	—
Baillie Gifford Health Innovation Equities Fund	(770,265)	(5,331,954)	(6,102,219)
Baillie Gifford International Alpha Fund	—	—	—
Baillie Gifford International Concentrated Growth Equities Fund	(6,567,400)	(16,038,188)	(22,605,588)
Baillie Gifford International Growth Fund	—	—	—
Baillie Gifford International Smaller Companies Fund	(7,885,952)	(10,217,482)	(18,103,434)
Baillie Gifford Long Term Global Growth Fund	(75,540,866)	(79,024,827)	(154,565,693)
Baillie Gifford U.S. Equity Growth Fund	(3,750,763)	(15,588,832)	(19,339,595)

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

During the year ended December 31, 2024, the Funds shown below utilized capital loss carryforwards.

Fund	Utilized
Baillie Gifford Developed EAFE All Cap Fund	$46,751,849
Baillie Gifford EAFE Plus All Cap Fund	30,766,818
Baillie Gifford Global Alpha Equities Fund	77,903,393
Baillie Gifford International Alpha Fund	48,766,287
Baillie Gifford Long Term Global Growth Fund	50,130,577
Baillie Gifford U.S. Equity Growth Fund	2,643,354

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October capital/late year ordinary losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year or period ended December 31, 2024, the Funds shown below incurred and will elect to defer net post-October or late year losses as indicated.

At December 31, 2024, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses	Other Temporary Differences	Net Unrealized Appreciation/ (Depreciation) on Investments, Foreign Currency and Foreign Tax	Distributable Earnings/ (Accumulated Deficit)
Baillie Gifford China Equities Fund	$3,862	$—	$(874,807)	$—	$—	$(548,382)	$(1,419,327)
Baillie Gifford Developed EAFE All Cap Fund	5,031,250	—	(12,997,734)	—	110,984	55,709,727	47,854,227
Baillie Gifford EAFE Plus All Cap Fund	—	4,451,959	—	(725,090)	—	50,488,740	54,215,609
Baillie Gifford Emerging Markets Equities Fund	—	—	(427,369,026)	(15,556,862)	—	443,333,900	408,012
Baillie Gifford Emerging Markets ex China Fund	—	—	(49,881)	(3,276)	—	(46,429)	(99,586)
Baillie Gifford Global Alpha Equities Fund	—	26,391,992	—	(6,600)	—	278,124,188	304,509,580
Baillie Gifford Health Innovation Equities Fund	—	—	(6,102,219)	—	—	(22)	(6,102,241)
Baillie Gifford International Alpha Fund	8,254,938	8,149,938	—	—	1,572,738	623,693,913	641,671,527
Baillie Gifford International Concentrated Growth Equities Fund	—	—	(22,605,588)	—	—	5,562,723	(17,042,865)
Baillie Gifford International Growth Fund	162,268	30,236,013	—	—	—	941,535,251	971,933,532
Baillie Gifford International Smaller Companies Fund	38,369	—	(18,103,434)	—	—	(709,781)	(18,774,846)
Baillie Gifford Long Term Global Growth Fund	—	—	(154,565,693)	—	—	326,804,020	172,238,327
Baillie Gifford U.S. Equity Growth Fund	—	—	(19,339,595)	—	—	10,071,761	(9,267,834)

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales, mark to market income on securities categorized as PFICs, and certain corporate actions.

For the year ended December 31, 2024, the following reclassifications have been made on the Statements of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses, the redesignation of dividends, taxable overdistributions and net operating losses.

Fund	Total Distributable Earnings	Paid-in Capital
Baillie Gifford China Equities Fund	$—	$—
Baillie Gifford Developed EAFE All Cap Fund	—	—
Baillie Gifford EAFE Plus All Cap Fund	—	—
Baillie Gifford Emerging Markets Equities Fund	1,056,175	(1,056,175)
Baillie Gifford Emerging Markets ex China Fund	583	(583)
Baillie Gifford Global Alpha Equities Fund	—	—
Baillie Gifford Health Innovation Equities Fund	59,583	(59,583)
Baillie Gifford International Alpha Fund	—	—
Baillie Gifford International Concentrated Growth Equities Fund	107,830	(107,830)
Baillie Gifford International Growth Fund	—	—
Baillie Gifford International Smaller Companies Fund	—	—
Baillie Gifford Long Term Global Growth Fund	3,274,372	(3,274,372)
Baillie Gifford U.S. Equity Growth Fund	169,541	(169,541)

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2024 and December 31, 2023, the tax characters of the dividends paid were:

Fund	Ordinary Income 2024	Long Term Capital Gains 2024	Return of Capital 2024	Ordinary Income 2023	Long Term Capital Gains 2023	Return of Capital 2023
Baillie Gifford China Equities Fund	$51,798	$—	$—	$30,381	$—	$—
Baillie Gifford Developed EAFE All Cap Fund	8,646,699	—	—	3,579,944	—	—
Baillie Gifford EAFE Plus All Cap Fund	11,720,988	4,928,589	—	—	—	—
Baillie Gifford Emerging Markets Equities Fund	175,057,601	—	—	186,135,659	—	—
Baillie Gifford Emerging Markets ex China Fund	26,360	—	—	24,881	—	—
Baillie Gifford Global Alpha Equities Fund	10,534,417	57,371,997	—	10,946,868	—	—
Baillie Gifford Health Innovation Equities Fund	—	—	—	—	—	—
Baillie Gifford International Alpha Fund	15,733,695	68,774,524	—	29,996,903	—	—
Baillie Gifford International Concentrated Growth Equities Fund	—	—	—	—	—	—
Baillie Gifford International Growth Fund	11,796,300	196,348,621	—	12,585,518	1,291,842	—

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

Fund	Ordinary Income 2024	Long Term Capital Gains 2024	Return of Capital 2024	Ordinary Income 2023	Long Term Capital Gains 2023	Return of Capital 2023
Baillie Gifford International Smaller Companies Fund	$76,435	$—	$—	$382,373	$—	$—
Baillie Gifford Long Term Global Growth Fund	—	—	—	—	—	—
Baillie Gifford U.S. Equity Growth Fund	—	—	—	—	—	—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2024 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Baillie Gifford China Equities Fund	$3,118,264	$149,903	$(698,285)	$(548,382)
Baillie Gifford Developed EAFE All Cap Fund	231,526,822	91,325,521	(35,615,794)	55,709,727
Baillie Gifford EAFE Plus All Cap Fund	244,232,261	87,307,436	(36,818,696)	50,488,740
Baillie Gifford Emerging Markets Equities Fund	4,658,644,485	1,641,769,382	(1,198,435,482)	443,333,900
Baillie Gifford Emerging Markets ex China Fund	996,677	190,100	(236,529)	(46,429)
Baillie Gifford Global Alpha Equities Fund	457,141,317	325,577,665	(47,453,477)	278,124,188
Baillie Gifford Health Innovation Equities Fund	—	—	(22)	(22)
Baillie Gifford International Alpha Fund	1,421,517,783	870,534,152	(246,840,239)	623,693,913
Baillie Gifford International Concentrated Growth Equities Fund	71,739,602	28,216,523	(22,653,800)	5,562,723
Baillie Gifford International Growth Fund	2,010,402,358	1,338,852,604	(397,317,353)	941,535,251
Baillie Gifford International Smaller Companies Fund	14,343,722	3,347,507	(4,057,288)	(709,781)
Baillie Gifford Long Term Global Growth Fund	623,853,276	390,206,054	(63,402,034)	326,804,020
Baillie Gifford U.S. Equity Growth Fund	12,143,937	12,119,556	(2,047,795)	10,071,761

Note B — Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the SEC, is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds (the "Advisory Agreement"), each Fund pays the Manager an investment advisory fee, in arrears.

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

The advisory fee paid by each Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford China Equities Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Developed EAFE All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford EAFE Plus All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford Emerging Markets Equities Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Emerging Markets ex China Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Global Alpha Equities Fund	$0 - $2 >$2 - $5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford Health Innovation Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford International Alpha Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Concentrated Growth Equities Fund	$0 - $2 >$2 - $5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford International Growth Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Smaller Companies Fund	All assets	0.58%
Baillie Gifford Long Term Global Growth Fund	$0 - $2 >$2 - $5 Above $5	0.45% 0.41% 0.39%
Baillie Gifford U.S. Equity Growth Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

The Manager has contractually agreed to waive its fees and/or bear expenses of the following Funds to the extent that such Fund's total annual operating expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed the amounts listed below. This contractual waiver will expire on April 30, 2025.

Fund	Class	Expense Limitation
Baillie Gifford China Equities Fund	Class K and Institutional Class	0.87%
Baillie Gifford Emerging Markets ex China Fund	Class K and Institutional Class	0.87%
Baillie Gifford Health Innovation Equities Fund	Class K and Institutional Class	0.65%
Baillie Gifford International Concentrated Growth Equities Fund	Class K and Institutional Class	0.72%
Baillie Gifford International Smaller Companies Fund	Class K and Institutional Class	0.90%
Baillie Gifford U.S. Equity Growth Fund	Class K and Institutional Class	0.65%

Fees waived or expenses reimbursed for all Funds are not subject to recoupment. These contractual agreements may only be terminated by the Board.

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

The Funds have adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds' average daily net assets attributed to each class of shares. The fee paid by Class 2 shares is 0.17%, Class 3 shares is 0.10%, Class 4 shares is 0.07%, and Class 5 shares is 0.02%. Class K and Institutional Class shares do not pay this fee.

With respect to Class K and Institutional Class shares, the Manager is responsible for providing certain administrative services to Fund shareholders as well as coordinating, overseeing and supporting services provided to Fund shareholders by third parties, including financial intermediaries that hold accounts with the Funds, pursuant to an Administration and Supervisory Agreement between the Manager and the Trust on behalf of each Fund.

Each Fund has adopted an Administration, Supervisory and Sub-Accounting Services Plan with respect to Class K and Institutional Class shares of each Fund, which authorizes each Fund to pay the Manager an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of such Fund's average net assets.

Institutional Class shares bear expenses in connection with compensating financial intermediaries for sub-transfer agency and other services. Class K shares do not bear such expenses.

The Funds may enter into certain agreements with Financial Intermediaries that require payments for sub-transfer agency services in excess of the Board approved cap on payments and/or reimbursements to Financial Intermediaries. In such instances the Manager will pay, out of its own profits, the difference between the amount due under the agreement with the Financial Intermediary and the cap on such payments and/or reimbursements approved by the Board.

The Bank of New York Mellon ("BNY") serves as the Funds' administrator and custodian. BNY Mellon Asset Servicing serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short term securities) for the year ended December 31, 2024 were as follows:

Fund	Purchases	Sales
Baillie Gifford China Equities Fund	$924,640	$567,826
Baillie Gifford Developed EAFE All Cap Fund	73,077,543	315,607,599
Baillie Gifford EAFE Plus All Cap Fund	83,165,672	239,504,905
Baillie Gifford Emerging Markets Equities Fund	1,289,515,637	1,065,474,257
Baillie Gifford Emerging Markets ex China Fund	162,146	145,936
Baillie Gifford Global Alpha Equities Fund	244,656,664	553,661,348
Baillie Gifford Health Innovation Equities Fund	5,232,839	20,295,919
Baillie Gifford International Alpha Fund	457,913,560	851,316,614
Baillie Gifford International Concentrated Growth Equities Fund	20,218,530	30,218,160
Baillie Gifford International Growth Fund	676,587,055	912,844,032
Baillie Gifford International Smaller Companies Fund	2,462,293	2,833,406
Baillie Gifford Long Term Global Growth Fund	340,731,069	203,415,021
Baillie Gifford U.S. Equity Growth Fund	5,686,370	35,838,619

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford China Equities Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	1,058	5,449	794	3,739
Shares redeemed	—	—	—	—
Net Increase (Decrease)	1,058	$5,449	794	$3,739
Institutional Class Shares
Shares sold	100,332	$447,600	133,389	$703,230
Shares issued in reinvestment of dividends and distributions	9,035	46,349	5,681	26,642
Shares redeemed	(32,853)	(152,779)	(62,303)	(311,955)
Net Increase (Decrease)	76,514	$341,170	76,767	$417,917
Total Net Increase (Decrease)	77,572	$346,619	77,561	$421,656

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford Developed EAFE All Cap Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	467	$6,000	481	$6,000
Shares issued in reinvestment of dividends and distributions	302,050	3,679,755	82,857	1,054,047
Shares redeemed	(2,657,621)	(34,592,927)	—	—
Net Increase (Decrease)	(2,355,104)	$(30,907,172)	83,338	$1,060,047
Class 3 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	236,447	2,909,079	50,310	647,036
Shares redeemed	—	—	—	—
Net Increase (Decrease)	236,447	$2,909,079	50,310	$647,036
Class K Shares
Shares sold	178,958	$2,304,008	1,773,075	$22,520,988
Shares issued in reinvestment of dividends and distributions	54,157	667,758	116,017	1,473,425
Shares redeemed	(14,971,850)	(195,506,276)	(2,654,581)	(31,442,173)
Net Increase (Decrease)	(14,738,735)	$(192,534,510)	(765,489)	$(7,447,760)
Institutional Class Shares
Shares sold	349,597	$4,447,538	621,318	$7,478,597
Shares issued in reinvestment of dividends and distributions	112,491	1,371,266	31,808	403,002
Shares redeemed	(2,031,994)	(26,224,994)	(6,564,480)	(77,026,308)
Net Increase (Decrease)	(1,569,906)	$(20,406,190)	(5,911,354)	$(69,144,709)
Total Net Increase (Decrease)	(18,427,298)	$(240,938,793)	(6,543,195)	$(74,885,386)

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford EAFE Plus All Cap Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	263,824	$4,006,000	323,543	$4,506,000
Shares issued in reinvestment of dividends and distributions	360,487	5,068,956	—	—
Shares redeemed	(7,438,624)	(113,074,888)	—	—
Net Increase (Decrease)	(6,814,313)	$(103,999,932)	323,543	$4,506,000
Class 3 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	534,403	7,484,804	—	—
Shares redeemed	—	—	(455,457)	(6,176,550)
Net Increase (Decrease)	534,403	$7,484,804	(455,457)	$(6,176,550)
Class K Shares
Shares sold	31,425	$679,419	33,984	$484,317
Shares issued in reinvestment of dividends and distributions	278,942	3,902,405	—	—
Shares redeemed	(3,367,102)	(49,972,066)	(1,254,109)	(17,201,568)
Net Increase (Decrease)	(3,056,735)	$(45,390,242)	(1,220,125)	$(16,717,251)
Institutional Class Shares
Shares sold	5,306	$79,577	118,566	$1,756,326
Shares issued in reinvestment of dividends and distributions	12,481	175,489	—	—
Shares redeemed	(82,299)	(1,257,965)	(1,107,781)	(15,427,673)
Net Increase (Decrease)	(64,512)	$(1,002,899)	(989,215)	$(13,671,347)
Total Net Increase (Decrease)	(9,401,157)	$(142,908,269)	(2,341,254)	$(32,059,148)

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford Emerging Markets Equities Fund
	For the Year Ended December 31, 2024			For the Year Ended December 31, 2023
	Shares	Amount		Shares	Amount
Class 2 Shares
Shares sold	1,226,471	$25,006,000		317	$8,784
Shares issued in reinvestment of dividends and distributions	153,919	2,970,188		121,471	2,285,172
Shares redeemed	(6,009)	(120,000)		(6,482)	(120,000)
Net Increase (Decrease)	1,374,381	$27,856,188		115,306	$2,173,956
Class 3 Shares
Shares sold	—	$—		10,775,052	$201,955,627	(a)
Shares issued in reinvestment of dividends and distributions	328,439	6,404,724		461,195	8,760,446
Shares redeemed	(2,588,276)	(53,000,000)		(11,727,897)	(232,848,613	)(b)
Net Increase (Decrease)	(2,259,837)	$(46,595,276)		(491,650)	$(22,132,540)
Class 4 Shares
Shares sold	—	$—		10,773,865	$215,035,903	(b)
Shares issued in reinvestment of dividends and distributions	399,599	7,787,109		441,550	8,383,004
Shares redeemed	—	—		(10,613,488)	(201,944,954	)(a)
Net Increase (Decrease)	399,599	$7,787,109		601,927	$21,473,953
Class 5 Shares
Shares sold	828,136	$16,800,000		633,783	$12,552,499
Shares issued in reinvestment of dividends and distributions	1,784,221	35,912,627		2,189,687	42,890,720
Shares redeemed	(6,765,735)	(127,000,000)		(11,202,100)	(220,000,000)
Net Increase (Decrease)	(4,153,378)	$(74,287,373)		(8,378,630)	$(164,556,781)
Class K Shares
Shares sold	18,289,747	$365,179,690	(c)	22,977,907	$428,176,206	(d)
Shares issued in reinvestment of dividends and distributions	3,642,451	69,935,064		3,992,876	74,746,645
Shares redeemed	(17,334,531)	(344,833,406	)(e)	(22,075,455)	(411,390,842	)(f)
Net Increase (Decrease)	4,597,667	$90,281,348		4,895,328	$91,532,009
Institutional Class Shares
Shares sold	21,511,570	$434,342,491	(e)	16,136,225	$300,373,191	(f)
Shares issued in reinvestment of dividends and distributions	2,042,555	39,196,634		1,868,999	34,987,667
Shares redeemed	(11,281,657)	(225,034,398	)(c)	(17,405,234)	(323,633,729	)(d)
Net Increase (Decrease)	12,272,468	$248,504,727		599,990	$11,727,129
Total Net Increase (Decrease)	12,230,900	$253,546,723		(2,657,729)	$(59,782,274)

(a)  $201,944,953 converted into Class 3 from Class 4.

(b)  $215,025,867 converted from Class 3 into Class 4.

(c)  $109,580 converted into Class K from Institutional Class.

(d)  $3,289,150 converted into Class K from Institutional Class.

(e)  $76,433 converted from Class K into Institutional Class.

(f)  $1,074,155 converted from Class K into Institutional Class.

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford Emerging Markets ex China Fund
	For the Year Ended December 31, 2024			For the Year Ended December 31, 2023
	Shares	Amount		Shares	Amount
Class K Shares
Shares sold	—	$—		—	$—
Shares issued in reinvestment of dividends and distributions	1,476	13,180		1,440	12,440
Shares redeemed	—	—		—	—
Net Increase (Decrease)	1,476	$13,180		1,440	$12,440
Institutional Class Shares
Shares sold	—	$—		—	$—
Shares issued in reinvestment of dividends and distributions	1,476	13,180		1,440	12,441
Shares redeemed	—	—		—	—
Net Increase (Decrease)	1,476	$13,180		1,440	$12,441
Total Net Increase (Decrease)	2,952	$26,360		2,880	$24,881
	Baillie Gifford Global Alpha Equities Fund
	For the Year Ended December 31, 2024			For the Year Ended December 31, 2023
	Shares	Amount		Shares	Amount
Class 2 Shares
Shares sold	5,225,183	$87,503,121	(a)	403	$6,000
Shares issued in reinvestment of dividends and distributions	862,681	14,023,739		94,139	1,517,812
Shares redeemed	(5,357,554)	(97,507,999)		(3,797,829)	(60,317,278)
Net Increase (Decrease)	730,310	$4,018,861		(3,703,287)	$(58,793,466)
Class 3 Shares
Shares sold	—	$—		12,054,304	$183,013,261	(b)
Shares issued in reinvestment of dividends and distributions	—	—		224,047	3,738,085
Shares redeemed	(18,369,648)	(305,100,129	)(c)	(905,562)	(15,000,000)
Net Increase (Decrease)	(18,369,648)	$(305,100,129)		11,372,789	$171,751,346
Class 4 Shares
Shares sold	11,800,999	$197,603,009	(d)	—	$—
Shares issued in reinvestment of dividends and distributions	1,140,253	19,938,354		59,530	1,027,044
Shares redeemed	(6,110,613)	(114,002,041)		(17,471,365)	(283,013,261	)(b)
Net Increase (Decrease)	6,830,639	$103,539,322		(17,411,835)	$(281,986,217)

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford Global Alpha Equities Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	2,728,231	$48,860,829	2,335,018	$33,693,987
Shares issued in reinvestment of dividends and distributions	1,893,423	30,578,776	233,396	3,741,343
Shares redeemed	(7,322,089)	(127,256,803)	(9,027,657)	(132,592,777)
Net Increase (Decrease)	(2,700,435)	$(47,817,198)	(6,459,243)	$(95,157,447)
Institutional Class Shares
Shares sold	90,898	$1,572,850	21,615	$319,600
Shares issued in reinvestment of dividends and distributions	208,006	3,365,544	30,041	481,863
Shares redeemed	(886,402)	(15,385,633)	(114,093)	(1,690,415)
Net Increase (Decrease)	(587,498)	$(10,447,239)	(62,437)	$(888,952)
Total Net Increase (Decrease)	(14,096,632)	$(255,806,383)	(16,264,013)	$(265,074,736)

(a)  $87,497,120 converted into Class 2 from Class 3.

(b)  $183,013,261 converted into Class 3 from Class 4.

(c)  $87,497,120 converted from Class 3 into Class 2. $197,603,009 converted from Class 3 into Class 4.

(d)  $197,603,009 converted into Class 4 from Class 3.

	Baillie Gifford Health Innovation Equities Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	108,363	$611,000	7,852	$44,510
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(18,536)	(107,839)	(1)	(10)
Net Increase (Decrease)	89,827	$503,161	7,851	$44,500
Institutional Class Shares
Shares sold	121,086	$708,626	804,195	$5,154,368
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(1,705,917)	(10,193,487)	(1,321,526)	(7,759,697)
Net Increase (Decrease)	(1,584,831)	$(9,484,861)	(517,331)	$(2,605,329)
Total Net Increase (Decrease)	(1,495,004)	$(8,981,700)	(509,480)	$(2,560,829)

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford International Alpha Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	5,054,613	$69,408,011	9,655,824	$118,367,703	(a)
Shares issued in reinvestment of dividends and distributions	1,241,128	15,896,364	363,891	4,612,541
Shares redeemed	(5,203,667)	(71,108,095)	(10,650,638)	(135,953,100	)(b)
Net Increase (Decrease)	1,092,074	$14,196,280	(630,923)	$(12,972,856)
Class 3 Shares
Shares sold	107,844	$1,475,000	14,098,049	$181,561,466	(b)
Shares issued in reinvestment of dividends and distributions	1,156,772	15,070,893	473,371	6,098,579
Shares redeemed	(9,034,719)	(128,330,477)	(13,671,724)	(169,603,268	)(a)
Net Increase (Decrease)	(7,770,103)	$(111,784,584)	899,696	$18,056,777
Class 4 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	1,176,705	15,638,532	601,759	7,901,757
Shares redeemed	(18,132,889)	(250,000,000)	—	—
Net Increase (Decrease)	(16,956,184)	$(234,361,468)	601,759	$7,901,757
Class 5 Shares
Shares sold	139,442	$2,000,000	119,657	$1,555,375
Shares issued in reinvestment of dividends and distributions	136,479	1,853,518	51,603	691,944
Shares redeemed	(778,573)	(10,790,367)	(746,496)	(9,078,801)
Net Increase (Decrease)	(502,652)	$(6,936,849)	(575,236)	$(6,831,482)
Class K Shares
Shares sold	10,689,041	$137,886,083	4,344,791	$51,808,499	(c)
Shares issued in reinvestment of dividends and distributions	2,450,771	31,247,329	703,760	8,881,452
Shares redeemed	(11,866,029)	(155,778,856)	(9,933,249)	(120,504,731)
Net Increase (Decrease)	1,273,783	$13,354,556	(4,884,698)	$(59,814,780)
Institutional Class Shares
Shares sold	1,684,385	$21,978,549	2,316,465	$27,910,940
Shares issued in reinvestment of dividends and distributions	298,766	3,848,106	86,857	1,107,421
Shares redeemed	(2,500,980)	(33,406,456)	(6,897,965)	(80,306,368	)(c)
Net Increase (Decrease)	(517,829)	$(7,579,801)	(4,494,643)	$(51,288,007)
Total Net Increase (Decrease)	(23,380,911)	$(333,111,866)	(9,084,045)	$(104,948,591)

(a)  $118,361,703 converted into Class 2 from Class 3.

(b)  $123,953,100 converted from Class 2 to Class 3.

(c)  $3,948 converted into Class K from Institutional Class.

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford International Concentrated Growth Equities Fund
	For the Year Ended December 31, 2024			For the Year Ended December 31, 2023
	Shares	Amount		Shares	Amount
Class K Shares
Shares sold	755,675	$5,567,673		910,868	$5,810,022
Shares issued in reinvestment of dividends and distributions	—	—		—	—
Shares redeemed	(1,384,868)	(10,142,436)		(1,144,896)	(7,167,004)
Net Increase (Decrease)	(629,193)	$(4,574,763)		(234,028)	$(1,356,982)
Institutional Class Shares
Shares sold	1,836,878	$13,328,570		4,283,578	$26,448,824
Shares issued in reinvestment of dividends and distributions	—	—		—	—
Shares redeemed	(2,517,803)	(18,078,364)		(4,363,047)	(26,262,204)
Net Increase (Decrease)	(680,925)	$(4,749,794)		(79,469)	$186,620
Total Net Increase (Decrease)	(1,310,118)	$(9,324,557)		(313,497)	$(1,170,362)
	Baillie Gifford International Growth Fund
	For the Year Ended December 31, 2024			For the Year Ended December 31, 2023
	Shares	Amount		Shares	Amount
Class 2 Shares
Shares sold	14,663,364	$185,508,507	(a)	2,326,632	$28,506,000
Shares issued in reinvestment of dividends and distributions	2,169,350	27,319,490		220,663	2,757,162
Shares redeemed	(41,138,212)	(561,073,272	)(b)	(818,890)	(10,145,987)
Net Increase (Decrease)	(24,305,498)	$(348,245,275)		1,728,405	$21,117,175
Class 3 Shares
Shares sold	29,755,384	$404,465,779	(b)	145,347	$1,800,000
Shares issued in reinvestment of dividends and distributions	2,129,036	26,841,401		87,544	1,096,924
Shares redeemed	(20,811,136)	(265,852,507	)(a)	(1,391,091)	(16,700,000)
Net Increase (Decrease)	11,073,284	$165,454,673		(1,158,200)	$(13,803,076)
Class 4 Shares
Shares sold	—	$—		1,289,740	$16,000,000
Shares issued in reinvestment of dividends and distributions	3,414,840	43,091,869		220,992	2,770,069
Shares redeemed	—	—		(640,509)	(7,400,000)
Net Increase (Decrease)	3,414,840	$43,091,869		870,223	$11,370,069

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford International Growth Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class 5 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	7,044,476	89,157,707	496,068	6,235,027
Shares redeemed	—	—	—	—
Net Increase (Decrease)	7,044,476	$89,157,707	496,068	$6,235,027
Class K Shares
Shares sold	719,879	$9,891,649	410,874	$5,065,217
Shares issued in reinvestment of dividends and distributions	358,292	4,496,563	21,304	265,664
Shares redeemed	(1,319,811)	(18,033,260)	(228,663)	(2,680,104)
Net Increase (Decrease)	(241,640)	$(3,645,048)	203,515	$2,650,777
Institutional Class Shares
Shares sold	6,228,233	$80,697,667	8,334,166	$99,580,505
Shares issued in reinvestment of dividends and distributions	1,297,619	16,233,212	57,212	711,714
Shares redeemed	(7,033,959)	(89,422,431)	(6,942,598)	(82,215,244)
Net Increase (Decrease)	491,893	$7,508,448	1,448,780	$18,076,975
Total Net Increase (Decrease)	(2,522,645)	$(46,677,626)	3,588,791	$45,646,947

(a)  $169,902,507 converted into Class 2 from Class 3.

(b)  $404,465,779 converted from Class 2 to Class 3.

	Baillie Gifford International Smaller Companies Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	10,019	$123,590	132,537	$1,671,800
Shares issued in reinvestment of dividends and distributions	5	67	—	—
Shares redeemed	(9,536)	(118,914)	(2,165,453)	(26,851,735)
Net Increase (Decrease)	488	$4,743	(2,032,916)	$(25,179,935)
Institutional Class Shares
Shares sold	12,448	$150,414	44,864	$564,800
Shares issued in reinvestment of dividends and distributions	6,396	76,368	30,837	382,373
Shares redeemed	(52,697)	(623,153)	(4,917)	(57,993)
Net Increase (Decrease)	(33,853)	$(396,371)	70,784	$889,180
Total Net Increase (Decrease)	(33,365)	$(391,628)	(1,962,132)	$(24,290,755)

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford Long Term Global Growth Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	600,409	$17,006,000	259	$6,000
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(171,971)	(5,400,000)	(66,416)	(1,750,000)
Net Increase (Decrease)	428,438	$11,606,000	(66,157)	$(1,744,000)
Class 4 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	(1,774,513)	(46,893,467)
Net Increase (Decrease)	—	$—	(1,774,513)	$(46,893,467)
Class K Shares
Shares sold	4,586,528	$143,818,003	256,893	$5,900,106
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(847,998)	(26,437,983)	(591,822)	(13,798,230)
Net Increase (Decrease)	3,738,530	$117,380,020	(334,929)	$(7,898,124)
Institutional Class Shares
Shares sold	3,131,364	$92,212,800	2,291,785	$51,934,816
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(2,606,843)	(72,030,902)	(1,910,249)	(44,532,165)
Net Increase (Decrease)	524,521	$20,181,898	381,536	$7,402,651
Total Net Increase (Decrease)	4,691,489	$149,167,918	(1,794,063)	$(49,132,940)
	Baillie Gifford U.S. Equity Growth Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	13,793	$313,958	29,173	$485,830
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(755,544)	(16,249,105)	(129,925)	(2,342,899)
Net Increase (Decrease)	(741,751)	$(15,935,147)	(100,752)	$(1,857,069)

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

	Baillie Gifford U.S. Equity Growth Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Institutional Class Shares
Shares sold	42,065	$902,616	271,720	$4,632,310
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(690,704)	(15,365,424)	(444,391)	(7,586,926)
Net Increase (Decrease)	(648,639)	$(14,462,808)	(172,671)	$(2,954,616)
Total Net Increase (Decrease)	(1,390,390)	$(30,397,955)	(273,423)	$(4,811,685)

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2024, the following Funds had one or more shareholders which beneficially owned 25% or more of the Fund's voting securities:

Baillie Gifford China Equities Fund
Baillie Gifford Developed EAFE Fund(2)
Baillie Gifford EAFE Plus All Cap Fund
Baillie Gifford Emerging Markets ex China Fund(1)
Baillie Gifford Global Alpha Equities Fund
Baillie Gifford Health Innovation Equities Fund(1)
Baillie Gifford International Concentrated Growth Equities Fund(2)
Baillie Gifford International Growth Fund
Baillie Gifford International Smaller Companies Fund
Baillie Gifford U.S. Equity Growth Fund(2)

(1)  At December 31, 2024, Baillie Gifford International, LLC, a wholly owned subsidiary of the Manager, beneficially owned 25% or more of the Fund's voting securities and as a result may be deemed to control such Funds.

(2)  The Fund has two shareholders which each beneficially own 25% or more of the Fund's voting securities.

Purchase and redemption activity of these accounts may have a significant effect on the operation of each Fund.

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and each member of the Board for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G — Line of Credit

The Trust entered into a committed facility with BNY on May 1, 2017, renewed April 16, 2024, and expiring April 15, 2025 (unless renewed), which allows the series of the Trust to borrow up to $75 million in total subject to minimum asset coverage requirements set out in the Credit

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

Agreement. Each such series may borrow money under this credit facility for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

In normal market conditions, borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the Secured Overnight Financing Rate + 0.10%.

The Funds pay a share of a commitment fee on the portion of the facility which is undrawn. The commitment fee is 0.25% on undrawn amounts.

The rate payable at December 31, 2024 was 5.84% on any amounts drawn down. As at December 31, 2024, the Funds had no outstanding loan balances.

The following borrowings were made against the credit facility during the period:

Fund	Maximum Amount Borrowed	Average Amount Borrowed(1)	Average Interest Rate
Baillie Gifford China Equities Fund	$100,000	$100,000	6.27%
Baillie Gifford Developed EAFE All Cap Fund	30,300,000	10,535,714	6.60%
Baillie Gifford EAFE Plus All Cap Fund	22,250,000	11,183,333	6.67%
Baillie Gifford Global Alpha Equities Fund	27,850,000	14,283,333	6.66%
Baillie Gifford Health Innovation Equities Fund	550,000	325,000	6.34%
Baillie Gifford International Alpha Fund	25,050,000	10,750,000	6.50%
Baillie Gifford International Concentrated Growth Equities Fund	1,550,000	1,166,667	6.67%
Baillie Gifford Long Term Global Growth Fund	26,800,000	26,800,000	6.67%
Baillie Gifford U.S Equity Growth Fund	9,000,000	3,440,000	6.57%

(1)  Average amount borrowed is calculated using days with outstanding borrowings.

Note H — Principal Risks (unaudited)

The below is a selection of the Funds' principal risks. The Funds' full list of principal risks, including more commonly known risks, are further described within their respective prospectuses.

Investment Style Risk

The Manager actively makes investment decisions for the Funds through bottom-up stock selection. Accordingly, the Funds will have risk characteristics that differ from their benchmark indices. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause a Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results.

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Long-Term Investment Strategy Risk

The Funds pursue a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause a Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and a Fund may not perform as expected in the long term. An investment in a Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

Emerging Markets Risk

To the extent the Funds invest in emerging market securities, the Funds may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than the risks of investing in developed markets.

Geographic Focus Risk

Certain Funds expect to focus investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because these Funds will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

Non-Diversification Risk

A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds. Baillie Gifford China Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund and Baillie Gifford U.S. Equity Growth Fund are all non-diversified Funds.

Market Disruption and Geopolitical Risk

Geopolitical, environmental and other events may disrupt securities markets and adversely affect global economies and markets. These disruptions could prevent the Funds from implementing their investment strategies and achieving their investment objectives, and increase the

Funds' exposure to the other risks detailed in this Prospectus. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.

War, terrorism, public health crises, and other geopolitical events, such as sanctions, tariffs, trade disputes, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For instance, the 2022 Russian invasion of Ukraine and the sanctions that followed had immediate negative effects on global financial markets, sovereign debt and the markets for certain securities and commodities, such as oil and natural gas, and reduced the liquidity and value of Russian securities to zero or near zero. Similarly, terrorism in the U.S. and around the world has resulted in increased geopolitical risk.

Natural and environmental disasters, such as earthquakes and tsunamis, can be highly disruptive to economies and markets, adversely impacting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds' investments. Similarly, dramatic disruptions can be caused by communicable diseases, epidemics, pandemics, plagues and other public health crises.

For further information on the risks of investing in each Fund, please refer to each Fund's prospectus.

Note I — Legal Notice (unaudited)

MSCI

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

Notes to Financial Statements

Annual Financial Statements and Other Information
December 31, 2024

FTSE Russell (U.S. Equity Growth)

London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). © LSE Group 2024. FTSE Russell is a trading name of certain of the LSE Group companies. "FTSE®" "Russell®", is/are a trademark of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company's express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

S&P (U.S. Equity Growth)

The S&P 500 index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI"), and has been licensed for use by Baillie Gifford & Co. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Baillie Gifford & Co. Baillie Gifford & Co Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Note J — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

On September 24, 2024, the Board of Trustees of the Fund approved and adopted a Plan of Liquidation and Termination for Baillie Gifford Health Innovation Equities Fund, determining to close the Fund and redeem all outstanding shares on January 6, 2025 (the "Liquidation Date"). Prior to the Liquidation Date, the Fund sold down its portfolio of investments into cash.

On the Liquidation Date, pursuant to the Fund's Plan of Liquidation, the Fund redeemed all of its outstanding shares by distribution of its net assets to shareholders in amounts equal to the value of each shareholder's Fund investment. The Fund subsequently ceased operations.

Each of Baillie Gifford China A Shares Growth Fund, Baillie Gifford Health Innovation Equities Fund, and Baillie Gifford U.S. Discovery Fund were terminated as series of the Trust on January 27, 2025.

There were no other subsequent events identified between December 31, 2024 and the issuance of the Financial Statements.

Report of Independent Registered Public Accounting Firm

Annual Financial Statements and Other Information
December 31, 2024

To the Shareholders and Board of Trustees of
Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the funds listed below (the "Funds"), each a series of Baillie Gifford Funds, as of December 31, 2024, the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, and Baillie Gifford U.S. Equity Growth Fund

	For the year ended December 31, 2024	For the years ended December 31, 2024 and 2023	For the years ended December 31, 2024, 2023, 2022, 2021, and 2020
Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund	For the year ended December 31, 2024	For the years ended December 31, 2024 and 2023	For the years ended December 31, 2024, 2023, and 2022, and for the period from December 28, 2021 (commencement of operations) through December 31, 2021
Baillie Gifford China Equities Fund	For the year ended December 31, 2024	For the years ended December 31, 2024 and 2023	For the years ended December 31, 2024, 2023, and 2022, and for the period from July 7, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

Report of Independent Registered Public Accounting Firm

Annual Financial Statements and Other Information
December 31, 2024

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
February 26, 2025

Supplemental Information (unaudited)

Annual Financial Statements and Other Information
December 31, 2024

Federal Income Tax Information

The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the year ended December 31, 2024.

For corporate shareholders, the percentage of ordinary income distributions for the year/period ended December 31, 2024 for the corporate dividends-received deduction for each Fund is as follows.

Fund	Qualified Dividend Income	Dividends-received Deductions
Baillie Gifford China Equities Fund	60.46%	0.00%
Baillie Gifford Developed EAFE All Cap Fund	64.08%	0.00%
Baillie Gifford EAFE Plus All Cap Fund	32.06%	0.00%
Baillie Gifford Emerging Markets Equities Fund	60.85%	0.00%
Baillie Gifford Emerging Markets ex China Fund	100.00%	0.00%
Baillie Gifford Global Alpha Equities Fund	79.55%	25.09%
Baillie Gifford Health Innovation Equities Fund	0.00%	0.00%
Baillie Gifford International Alpha Fund	100.00%	0.00%
Baillie Gifford International Concentrated Growth Equities Fund	100.00%	7.25%
Baillie Gifford International Growth Fund	100.00%	0.00%
Baillie Gifford International Smaller Companies Fund	100.00%	0.00%
Baillie Gifford Long Term Global Growth Fund	0.00%	0.00%
Baillie Gifford U.S. Equity Growth Fund	0.00%	0.00%

In February 2025, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2024.

Foreign Taxes Paid — The following Funds elect under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2024, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford China Equities Fund	0.0068	0.1425
Baillie Gifford Developed EAFE All Cap Fund	0.0110	0.3317
Baillie Gifford EAFE Plus All Cap Fund	0.0210	0.2782
Baillie Gifford Emerging Markets Equities Fund	0.0599	0.7030
Baillie Gifford Emerging Markets ex China Fund	0.0228	0.2342
Baillie Gifford Global Alpha Equities Fund	—	—
Baillie Gifford Health Innovation Equities Fund	—	—
Baillie Gifford International Alpha Fund	0.0247	0.2409
Baillie Gifford International Concentrated Growth Equities Fund	0.0024	0.0543
Baillie Gifford International Growth Fund	0.0086	0.1232
Baillie Gifford International Smaller Companies Fund	0.0119	0.1522
Baillie Gifford Long Term Global Growth Fund	—	—
Baillie Gifford U.S. Equity Growth Fund	—	—

Copyright © Baillie Gifford & Co 2025

Baillie Gifford Funds

Annual Financial Statements and
Other Information, December 31, 2024

Baillie Gifford International All Cap Fund

Index

Page Number
01	Industry Diversification Table
02	Portfolio of Investments
07	Financial Statements
10	Financial Highlights
12	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Supplemental Information
21	Federal Income Tax Information

This report is intended for shareholders of Baillie Gifford International All Cap Fund (the "Fund") and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time based on a variety of factors. The respective parties disclaim any responsibility to update such views.

Actual outcomes may differ significantly from the views expressed. These views may not be relied on as investment advice or as an indication of trading intent on behalf of the Fund.

All investments entail risk, including the possible loss of principal.

Industry Diversification Table

Annual Financial Statements and
Other Information December 31, 2024

December 31, 2024
Baillie Gifford International All Cap Fund

	Value	% of Total Net Assets
Airlines	$3,810,725	1.3%
Apparel	5,225,569	1.7
Auto Parts & Equipment	2,284,430	0.8
Banks	19,604,791	6.5
Beverages	8,638,430	2.9
Chemicals	7,011,488	2.3
Commercial Services	26,307,351	8.8
Computers	1,918,694	0.6
Cosmetics/Personal Care	8,957,006	3.0
Distribution/Wholesale	8,122,209	2.7
Diversified Financial Services	5,090,136	1.7
Electronics	12,865,736	4.3
Food	7,090,024	2.4
Hand/Machine Tools	5,113,774	1.7
Healthcare — Products	7,083,737	2.4
Healthcare — Services	5,445,543	1.8
Home Furnishings	1,737,239	0.6
Insurance	3,467,886	1.2
Internet	40,973,519	13.7
Investment Companies	9,233,892	3.1
Leisure Time	2,676,901	0.9
Machinery — Construction & Mining	7,514,918	2.5
Machinery — Diversified	11,497,893	3.8
Mining	2,945,936	1.0
Oil & Gas	2,779,615	0.9
Pharmaceuticals	2,151,160	0.7
Private Equity	3,186,556	1.1
Retail	15,935,169	5.3
Semiconductors	35,885,316	12.0
Software	6,838,076	2.3
Toys/Games/Hobbies	5,976,448	2.0
Transportation	8,823,199	2.9
Total Value of Investments	296,193,366	98.8
Other assets less liabilities	3,654,234	1.2
Net Assets	$299,847,600	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

1

Portfolio of Investments

Annual Financial Statements and
Other Information December 31, 2024

December 31, 2024
Baillie Gifford International All Cap Fund

	Shares	Value
COMMON STOCKS — 97.9%
AUSTRALIA — 1.0%
BHP Group Ltd.	120,761	$2,945,936
BELGIUM — 1.1%
Anheuser-Busch InBev SA/NV	68,313	3,420,019
BRAZIL — 3.4%
B3 SA — Brasil Bolsa Balcao	1,184,700	1,968,578
MercadoLibre, Inc. *	2,976	5,060,510
Raia Drogasil SA	901,880	3,210,236
		10,239,324
CANADA — 2.9%
Canadian Pacific Kansas City Ltd.	43,543	3,152,774
Shopify, Inc., Class A *	51,895	5,517,996
		8,670,770
CHILE — 0.9%
Banco de Chile ADR	124,541	2,824,590
CHINA — 7.0%
Alibaba Group Holding Ltd.	157,656	1,668,530
Centre Testing International Group Co., Ltd., Class A	790,100	1,338,354
Contemporary Amperex Technology Co., Ltd., Class A	62,999	2,284,430
Kweichow Moutai Co., Ltd., Class A	6,200	1,287,780
Li Ning Co., Ltd.	559,000	1,167,986
Midea Group Co., Ltd., Class A	169,500	1,737,239
Prosus NV *	61,177	2,430,247
Silergy Corp.	147,000	1,804,348
Tencent Holdings Ltd.	108,600	5,796,289
Yifeng Pharmacy Chain Co., Ltd., Class A	430,800	1,417,469
		20,932,672
DENMARK — 1.9%
DSV A/S	26,626	5,670,425

The accompanying notes are an integral part of the financial statements.
2

Portfolio of Investments

Annual Financial Statements and
Other Information December 31, 2024

December 31, 2024
Baillie Gifford International All Cap Fund

	Shares	Value
FRANCE — 4.7%
Air Liquide SA	24,834	$4,037,009
LVMH Moet Hennessy Louis Vuitton SE	6,056	3,983,596
Remy Cointreau SA	27,449	1,662,410
SOITEC *	17,492	1,573,323
TotalEnergies SE	49,890	2,779,615
		14,035,953
GERMANY — 1.1%
Nemetschek SE	33,310	3,235,801
HONG KONG — 3.9%
AIA Group Ltd.	482,800	3,467,886
Hong Kong Exchanges & Clearing Ltd.	83,400	3,121,558
Techtronic Industries Co., Ltd.	389,000	5,113,774
		11,703,218
INDIA — 3.0%
HDFC Bank Ltd.	233,332	4,825,378
MakeMyTrip Ltd. *	37,322	4,190,514
		9,015,892
ITALY — 1.3%
Ryanair Holdings PLC ADR	87,422	3,810,725
JAPAN — 13.6%
Chugai Pharmaceutical Co., Ltd.	48,800	2,151,160
Cosmos Pharmaceutical Corp.	62,700	2,673,365
Keyence Corp.	8,600	3,495,656
LY Corp.	680,900	1,800,362
Murata Manufacturing Co., Ltd.	151,700	2,406,695
Nippon Paint Holdings Co., Ltd.	460,700	2,974,479
Olympus Corp.	272,200	4,064,014
Recruit Holdings Co., Ltd.	79,100	5,498,076
Shimano, Inc.	19,900	2,676,901
Shiseido Co., Ltd.	133,000	2,351,862
SMC Corp.	5,400	2,096,937
Sysmex Corp.	164,700	3,019,723
Tokyo Electron Ltd.	21,900	3,291,994
Unicharm Corp.	277,200	2,285,243
		40,786,467

The accompanying notes are an integral part of the financial statements.
3

Portfolio of Investments

Annual Financial Statements and
Other Information December 31, 2024

December 31, 2024
Baillie Gifford International All Cap Fund

	Shares	Value
MEXICO — 1.3%
Fomento Economico Mexicano SAB de CV ADR	26,532	$2,268,221
Wal-Mart de Mexico SAB de CV	675,492	1,777,900
		4,046,121
NETHERLANDS — 7.6%
Adyen NV *	2,796	4,155,077
ASML Holding NV	10,488	7,346,159
EXOR NV	42,593	3,904,748
IMCD NV	25,253	3,752,867
Topicus.com, Inc.	42,604	3,602,275
		22,761,126
PORTUGAL — 1.4%
Jeronimo Martins SGPS SA	212,829	4,067,467
SINGAPORE — 3.2%
United Overseas Bank Ltd.	360,899	9,583,988
SOUTH KOREA — 0.8%
Samsung Electronics Co., Ltd.	66,868	2,386,306
SWEDEN — 7.0%
Assa Abloy AB, B Shares	142,273	4,202,219
Atlas Copco AB, A Shares	64,753	988,238
Atlas Copco AB, B Shares	363,930	4,917,062
Epiroc AB, B Shares	209,757	3,272,454
Investor AB, B Shares	201,199	5,329,144
Skandinaviska Enskilda Banken AB, A Shares	173,002	2,370,835
		21,079,952
SWITZERLAND — 4.8%
Cie Financiere Richemont SA	37,602	5,688,213
Lonza Group AG	9,226	5,445,543
Partners Group Holding AG	2,346	3,186,556
		14,320,312
TAIWAN — 7.7%
Chroma ATE, Inc.	155,000	1,928,564
Taiwan Semiconductor Manufacturing Co., Ltd.	655,000	21,287,534
		23,216,098

The accompanying notes are an integral part of the financial statements.
4

Portfolio of Investments

Annual Financial Statements and
Other Information December 31, 2024

December 31, 2024
Baillie Gifford International All Cap Fund

	Shares	Value
UNITED KINGDOM — 15.5%
Ashtead Group PLC	52,710	$3,261,067
Auto Trader Group PLC	614,541	6,080,797
Bunzl PLC	106,116	4,369,342
Burberry Group PLC	101,559	1,241,973
Games Workshop Group PLC	35,943	5,976,448
Greggs PLC	86,661	3,022,557
Intertek Group PLC	42,913	2,535,293
Rightmove PLC	419,387	3,356,609
Softcat PLC	100,566	1,918,694
Trainline PLC *	383,090	2,054,982
Unilever PLC	76,027	4,319,901
Weir Group PLC (The)	155,740	4,242,464
Wise PLC, Class A *	309,769	4,117,256
		46,497,383
UNITED STATES — 2.8%
Experian PLC	125,692	5,402,228
Spotify Technology SA *	6,743	3,016,683
		8,418,911
Total Common Stocks
(cost $245,276,363)		293,669,456
PREFERRED STOCKS — 0.9%
GERMANY — 0.9%
Sartorius AG 0.35%	11,357	2,523,910
Total Preferred Stocks
(cost $1,232,548)		2,523,910
TOTAL INVESTMENTS — 98.8%
(cost $246,508,911)		$296,193,366
Other assets less liabilities — 1.2%		3,654,234
NET ASSETS — 100.0%		$299,847,600

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in the Fund's Prospectus for Private Placement.

The accompanying notes are an integral part of the financial statements.
5

Portfolio of Investments

Annual Financial Statements and
Other Information December 31, 2024

December 31, 2024
Baillie Gifford International All Cap Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$46,661,153	$247,008,303	$—	$293,669,456
Preferred Stocks **	—	2,523,910	—	2,523,910
Total	$46,661,153	$249,532,213	$—	$296,193,366

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.
6

Statement of Assets and Liabilities

Annual Financial Statements and
Other Information December 31, 2024

December 31, 2024
Baillie Gifford International All Cap Fund

ASSETS
Investments, at value (cost $246,508,911)	$296,193,366
Cash	3,739,665
Tax reclaims receivable	317,516
Dividends receivable	176,084
Total Assets	300,426,631
LIABILITIES
Advisory fee payable	281,542
Shareholder Servicing fee payable	93,536
Deferred India capital gains tax liability (Note A)	41,163
Trustee fee payable	4,806
Commitment fee payable	1,052
Accrued expenses	156,932
Total Liabilities	579,031
NET ASSETS	$299,847,600
COMPOSITION OF NET ASSETS
Paid-in capital	$249,857,478
Total distributable earnings	49,990,122
$299,847,600
NET ASSET VALUE, PER SHARE
Class 2 ($78,598,620 / 7,006,277 shares outstanding), unlimited authorized, no par value	$11.22
Class 3 ($221,248,980 / 19,361,333 shares outstanding), unlimited authorized, no par value	$11.43

The accompanying notes are an integral part of the financial statements.
7

Statement of Operations

Annual Financial Statements and
Other Information December 31, 2024

For the Year Ended December 31, 2024
Baillie Gifford International All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $424,161)	$4,621,658
Interest	121,572
Total Investment Income	4,743,230
EXPENSES
Advisory fee (Note B)	1,145,226
Shareholder Servicing fees — Class 2 shares (Note B)	119,555
Shareholder Servicing fees — Class 3 shares (Note B)	228,846
Shareholder Servicing fees — Class 5 shares (Note B)	5,614
Transfer agency	54,747
Fund accounting	107,461
Professional fees	85,304
Custody	57,913
Legal	56,337
Trustees' fees	20,561
Commitment fees	4,553
Miscellaneous	16,615
Total Expenses	1,902,732
Net Investment Income	2,840,498
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments (net of India capital gains tax expense of $505,159)	44,256,325
Foreign currency transactions	13,456
44,269,781
Net change in unrealized (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of ($315,688)) (Note A)	(36,206,003)
Translation of net assets and liabilities denominated in foreign currencies	(34,910)
(36,240,913)
Net realized and unrealized gain	8,028,868
NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,869,366

The accompanying notes are an integral part of the financial statements.
8

Statements of Changes in Net Assets

Annual Financial Statements and
Other Information December 31, 2024

Baillie Gifford International All Cap Fund

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,840,498	$2,772,146
Net realized gain (loss)	44,269,781	(12,752,029)
Net change in unrealized appreciation (depreciation)	(36,240,913)	41,473,843
Net Increase in Net Assets from Operations	10,869,366	31,493,960
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(8,488,123)	(873,244)
Class 3	(23,666,138)	(2,918,967)
Class 5	—	(440,516)
Total Distributions to Shareholders	(32,154,261)	(4,232,727)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	21,000,000	—
Dividends reinvested:
Class 2	8,488,123	873,244
Class 3	23,666,138	2,918,967
Class 5	—	440,516
Cost of shares redeemed:
Class 2	(9,903,678)	(1,212,698)
Class 3	(10,000,000)	(18,500,000)
Class 5	(37,438,425)	(1,700,000)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(4,187,842)	(17,179,971)
Total Increase (Decrease) in Net Assets	(25,472,737)	10,081,262
NET ASSETS
Beginning of Year	325,320,337	315,239,075
End of Year	$299,847,600	$325,320,337

The accompanying notes are an integral part of the financial statements.
9

Financial Highlights

Annual Financial Statements and
Other Information December 31, 2024

Baillie Gifford International All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.22	$11.24	$16.83	$20.27	$15.82
From Investment Operations
Net investment income(a)	0.10	0.10	0.09	0.05	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	1.04	(5.41)	0.60	5.20
Net increase (decrease) in net asset value from investment operations	0.36	1.14	(5.32)	0.65	5.26
Dividends and Distributions to Shareholders
From net investment income	(0.37)	—	—	(0.19)	(0.18)
From net realized gain on investments	(0.99)	(0.16)	(0.27)	(3.90)	(0.63)
Total dividends and distributions	(1.36)	(0.16)	(0.27)	(4.09)	(0.81)
Net asset value, end of year	$11.22	$12.22	$11.24	$16.83	$20.27
Total Return
Total return based on net asset value(b)	2.88%	10.23%	(31.67)%	3.34%	33.31%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$78,599	$66,048	$61,057	$112,388	$183,037
Ratio of net expenses to average net assets	0.65%	0.63%	0.64%	0.61%	0.62%
Ratio of net investment income to average net assets	0.77%	0.80%	0.71%	0.26%	0.34%
Portfolio turnover rate(c)	37%	16%	19%	14%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
10

Financial Highlights

Annual Financial Statements and
Other Information December 31, 2024

Baillie Gifford International All Cap Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value, beginning of year	$12.42	$11.41	$17.08	$20.50	$15.99
From Investment Operations
Net investment income(a)	0.11	0.10	0.12	0.09	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.27	1.07	(5.52)	0.59	5.27
Net increase (decrease) in net asset value from investment operations	0.38	1.17	(5.40)	0.68	5.34
Dividends and Distributions to Shareholders
From net investment income	(0.38)	—	—	(0.20)	(0.20)
From net realized gain on investments	(0.99)	(0.16)	(0.27)	(3.90)	(0.63)
Total dividends and distributions	(1.37)	(0.16)	(0.27)	(4.10)	(0.83)
Net asset value, end of year	$11.43	$12.42	$11.41	$17.08	$20.50
Total Return
Total return based on net asset value(b)	2.96%	10.31%	(31.62)%	3.41%	33.40%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$221,249	$224,428	$221,064	$133,796	$331,138
Ratio of net expenses to average net assets	0.57%	0.56%	0.58%	0.54%	0.55%
Ratio of net investment income to average net assets	0.87%	0.86%	1.03%	0.41%	0.44%
Portfolio turnover rate(c)	37%	16%	19%	14%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
11

Notes to Financial Statements

Annual Financial Statements and
Other Information December 31, 2024

Note A — Organization and Accounting Policies

The Fund is a series of Baillie Gifford Funds (the "Trust"). The investment objective of the Fund is to achieve capital appreciation. For information on the specific investment strategies of the Fund and a description of each share class, please refer to the Fund's Prospectus for Private Placement ("Prospectus"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on June 21, 2000, under the laws of Massachusetts. The Trust operates pursuant to the Third Amended and Restated Agreement and Declaration of Trust dated September 20, 2023, as amended from time to time.

The Fund's Class 2 and Class 3 share classes had shares outstanding as of December 31, 2024.

Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). The financial statements of the Fund have been prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Segment Reporting

In November 2023, the FASB issued Accounting Standards Update ("ASU"), ASU 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures, which aims to improve reportable segment disclosure requirements, primarily through enhanced disclosures about segment expenses. The amendments under this ASU are effective for fiscal years beginning after

December 15, 2023 and hence the Fund has adopted this ASU for the year ending December 31, 2024.

The Fund is subject to Topic 946: Investment Companies and is structured as having a limited purpose by design. The Fund's sole purpose is to invest to obtain returns from investment income and/or capital appreciation in accordance with its established investment objective. As such, the Fund is deemed to be an individual reporting segment under Topic 280 and is not part of a consolidated reporting entity. The results of the operations, as shown in the Statement of Operations and the financial highlights for the Fund is the information utilized for the day-to-day oversight of the Fund. Due to the significance of oversight and their role, the President / Principal Executive Officer is deemed to be the Chief Operating Decision Maker.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated the Fund's investment adviser, Baillie Gifford Overseas Limited (the "Manager") as the valuation designee (the "Valuation Designee") to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists, subject to the Board's oversight.

Investments for which there are readily available market quotations are valued at market value. Equity securities listed on a securities exchange, market or automated quotation system (including equity securities traded over the counter) for which quotations are readily available, are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation, at the most recent quoted bid price.

Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by the Valuation Designee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange.

12

Notes to Financial Statements

Annual Financial Statements and
Other Information December 31, 2024

Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events may not be reflected in the computation of the Fund's net asset value.

The Valuation Designee utilizes a third-party pricing service for all equity securities, except those traded on Canadian, Latin American, or U.S. exchanges, subject to certain minimum confidence levels, which applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which the securities are traded. To the extent that securities are valued using this service, the securities will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments which the Fund has the ability to access

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund's investments at December 31, 2024 is disclosed at the end of the Fund's Portfolio of Investments.

For the year ended December 31, 2024, there were no Level 3 investments for which significant unobservable inputs were used to determine the fair value.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the

13

Notes to Financial Statements

Annual Financial Statements and
Other Information December 31, 2024

amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Fund's securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is included in investment income, with any non-cash income exceeding 5% of the Fund's total income stated separately on the Statement of Operations, and is recorded at the fair market value of securities received.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

U.S. Federal and Other Taxes

The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Fund's shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

As a result of several court cases in certain countries across the European Union ("EU"), the Fund may file European tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. If a positive decision is reached and as such, reclaims becomes payable to the Fund, they will be reflected as windfall tax recovery within investment income in the Statement of Operations and related receivables, if any, will be reflected within tax reclaims receivable in the Statements of Assets and Liabilities. If the associated cash is received, the Fund will generally follow, for tax purposes, IRS guidance in Notice 2016-10 and reduce the current year foreign taxes paid by the amount of the refund. When uncertainty exists as to the ultimate resolution of these proceedings and the likelihood of receipt of these EU reclaims, no amounts are reflected in the financial statements.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities in India or other such jurisdictions, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred tax liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities.

The Fund is subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Fund. The previous three tax year ends remain subject to examination.

During the year ended December 31, 2024, the Fund utilized $14,141,707 in capital loss carryforwards.

14

Notes to Financial Statements

Annual Financial Statements and
Other Information December 31, 2024

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October capital/late year ordinary losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

At December 31, 2024, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currencies and Foreign Tax	Total Distributable Earnings/ Accumulated Deficit
Baillie Gifford International All Cap Fund	$—	$4,974,068	$—	$(621,891)	$45,637,945	$49,990,122

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

Dividends and Distributions to Shareholders

The Fund intends to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Fund's policy is to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2024 and December 31, 2023, the tax characters of the dividends paid were:

Fund	Ordinary Income 2024	Long Term Capital Gains 2024	Return of Capital 2024	Ordinary Income 2023	Long Term Capital Gains 2023	Return of Capital 2023
Baillie Gifford International All Cap Fund	$8,627,512	$23,526,749	$—	$24	$4,232,703	$—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Fund's cost of investments and gross unrealized appreciation (depreciation) at December 31, 2024 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross (Depreciation)	Net Appreciation
Baillie Gifford International All Cap Fund	$250,484,643	$81,003,144	$(35,365,199)	$45,637,945

Note B — Investment Management and Other Services

The Fund is advised and managed by the Manager. The Manager, an investment adviser registered with the SEC, is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Fund (the "Advisory Agreement"), the Fund pays the Manager an investment advisory fee, in arrears.

15

Notes to Financial Statements

Annual Financial Statements and
Other Information December 31, 2024

The advisory fee paid by the Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford International All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Fund.

The Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Fund pays the Manager a fee at the annualized rate of the Fund's average daily net assets attributed to each class of shares. The fee paid by Class 2 shares is 0.17% and Class 3 shares is 0.10%.

The Bank of New York Mellon ("BNY") serves as the Fund's administrator and custodian. BNY Mellon Asset Servicing serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2024 were as follows:

Fund	Purchases	Sales
Baillie Gifford International All Cap Fund	$120,340,626	$154,956,538

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford International All Cap Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	1,643,320	$21,000,000	—	$—
Shares issued in reinvestment of dividends and distributions	755,285	8,488,123	71,375	873,244
Shares redeemed	(797,269)	(9,903,678)	(100,681)	(1,212,698)
Net Increase (Decrease)	1,601,336	$19,584,445	(29,306)	$(339,454)

16

Notes to Financial Statements

Annual Financial Statements and
Other Information December 31, 2024

	Baillie Gifford International All Cap Fund
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Class 3 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	2,067,327	23,666,138	234,655	2,918,967
Shares redeemed	(769,013)	(10,000,000)	(1,540,630)	(18,500,000)
Net Increase (Decrease)	1,298,314	$13,666,138	(1,305,975)	$(15,581,033)
Class 5 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	—	—	34,410	440,516
Shares redeemed	(2,724,980)	(37,438,425)	(132,346)	(1,700,000)
Net Increase (Decrease)	(2,724,980)	$(37,438,425)	(97,936)	$(1,259,484)
Total Net Increase (Decrease)	174,670	$(4,187,842)	(1,433,217)	$(17,179,971)

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act.

As of December 31, 2024, the Fund had two shareholders which beneficially owned 25% or more of the Fund's voting securities. Purchase and redemption activity of these accounts may have a significant effect on the operation of the Fund.

Note F — Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note G — Line of Credit

The Trust entered into a committed facility with BNY on May 1, 2017, most recently renewed April 16, 2024 and expiring April 15, 2025 (unless renewed), which allows the series of the Trust to borrow up to $75 million in total subject to minimum asset coverage requirements set out in the Credit Agreement. Each such series may borrow money under this credit facility for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

In normal market conditions, borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the Secured Overnight Financing Rate + 0.10%.

The Fund pays a share of a commitment fee on the portion of the facility which is undrawn. The commitment fee is 0.25% on undrawn amounts.

The rate payable at December 31, 2024 was 5.84% on any amount drawn down. There were no borrowings made against the credit facility during the period.

17

Notes to Financial Statements

Annual Financial Statements and
Other Information December 31, 2024

Note H — Principal Risks (unaudited)

The below is a selection of the Fund's principal risks. Additional risks of investing in the Fund are included in the Fund's Prospectus.

Investment Style Risk

The Manager actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results.

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Long-Term Investment Strategy Risk

The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

Asia Risk

Investing in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities.

Market Disruption and Geopolitical Risk

Geopolitical, environmental and other events may disrupt securities markets and adversely affect global economies and markets. These disruptions could prevent the Fund from implementing its investment strategies and achieving its investment objectives, and increase the Fund's exposure to the other risks detailed in the Prospectus. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.

War, terrorism, public health crises, and other geopolitical events, such as sanctions, tariffs, trade disputes, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For instance, the 2022 Russian invasion of Ukraine and the sanctions that followed had immediate negative effects on global financial markets, sovereign debt and the markets for certain securities and commodities, such as oil and natural gas, and reduced the liquidity and value of Russian securities to zero or near zero. Similarly, terrorism in the U.S. and around the world has resulted in increased geopolitical risk.

Natural and environmental disasters, such as earthquakes and tsunamis, can be highly disruptive to economies and markets, adversely impacting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. Similarly, dramatic disruptions can be caused by communicable diseases, epidemics, pandemics, plagues and other public health crises.

18

Notes to Financial Statements

Annual Financial Statements and
Other Information December 31, 2024

Non-U.S. Investment Risk

Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

For further information on the risks of investing in the Fund, please refer to the Prospectus.

Note I — Legal Notice (unaudited)

MSCI

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

Note J — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2024 and the issuance of the Financial Statements.

19

Report of Independent Registered Public Accounting Firm

Annual Financial Statements and
Other Information December 31, 2024

To the Shareholders of Baillie Gifford International All Cap Fund and
Board of Trustees of Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Baillie Gifford International All Cap Fund (the "Fund"), a series of Baillie Gifford Funds, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
February 26, 2025

20

Supplemental Information (unaudited)

Annual Financial Statements and
Other Information December 31, 2024

Federal Income Tax Information

The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the year ended December 31, 2024.

Fund	Qualified Dividend Income
Baillie Gifford International All Cap Fund	36.64%

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2024 for the corporate dividends-received deduction is:

Fund	Dividends-received Deductions
Baillie Gifford International All Cap Fund	0.00%

In February 2025, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2024.

Foreign Taxes Paid — The Fund elects under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2024, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford International All Cap Fund	0.0291	0.1910

21

Copyright © Baillie Gifford & Co 2025

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

During the period, each of the trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended, received from the Trust a retainer fee of $165,000. The chairs of the Audit Oversight Committee and the Nominating and Governance Committee of the Board of Trustees received additional compensation of $15,000 and $7,000, respectively. In sum, the total remuneration paid by the Trust was $847,000. No compensation was paid to officers or others of the Trust.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not Applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not Applicable.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Baillie Gifford Funds

By (Signature and Title)*		/s/ Michael Stirling-Aird
Michael Stirling-Aird, President
(principal executive officer)

Date:	March 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael Stirling-Aird
Michael Stirling-Aird, President
(principal executive officer)

Date:	March 4, 2025

By (Signature and Title)*		/s/ Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)

Date:	March 4, 2025

* Print the name and title of each signing officer under his or her signature.